SALOMON BROTHERS
INVESTMENT SERIES


                              ANNUAL REPORT

                              DECEMBER 31, 1996



                              ASIA GROWTH FUND

                              CAPITAL FUND

                              INVESTORS FUND

                              TOTAL RETURN FUND

                              HIGH YIELD BOND FUND

                              STRATEGIC BOND FUND

                              U.S. GOVERNMENT
                              INCOME FUND

                              NATIONAL INTERMEDIATE
                              MUNICIPAL FUND

                              NEW YORK MUNICIPAL
                              BOND FUND

                              NEW YORK MUNICIPAL
                              MONEY MARKET FUND

                              CASH MANAGEMENT FUND


                         ______________________________________

                              SALOMON BROTHERS ASSET MANAGEMENT
                              ______________________________________

OUR MESSAGE TO YOU

DEAR SHAREHOLDERS:

The year 1996 was noteworthy for the U.S. financial markets and for the Salomon Brothers Investment Series. The U.S. Stock market enjoyed excellent gains for the second year in a row and we are delighted to report that each of the equity-oriented mutual funds in the Investment Series achieved better-than-average returns. While the fixed-income markets posted gains below historical norms, several of the bond funds also outperformed portfolios with similar objectives.

We are dedicated to achieving excellence in performance and in shareholder service, and in 1996, we made solid progress toward both of these goals. Many of our mutual funds (Class A Shares) received an "A" rating from Lipper Analytical Services, a leading mutual fund ranking service organization.1 In addition, we have taken steps to enhance shareholder support and strengthen research capabilities, some of which are described below. For information on individual fund performance and strategy, please see the following pages.

ECONOMIC AND MARKET TRENDS

Moderate growth, acceptable levels of inflation and interest rates provided an environment for continued earnings growth. This overall climate was close to ideal for U.S. stocks, and the Standard and Poor's Composite Index of 500 Stocks ("S&P 500") returned 23.0% for 1996, assuming dividends reinvested. Much of this growth was propelled by the largest blue chip names, as evidenced by the Dow Jones Industrial Average, made up of only 30 large-capitalization stocks, return of 28.9% -- substantially higher than the broader S&P 500 Index. Small company stocks had a good year on a relative and historical basis -- but lagged the broader market, returning 16.5% as measured by the Russell 2,000.

Although the Federal Reserve was content with a neutral monetary policy, misinterpretation of economic strength by investors caused interest rates to spike up significantly during the early months of 1996 and the bond markets never really recovered. The Salomon Brothers Broad Investment
Grade ("BIG") Bond Index returned a modest 3.6% for the year, lagging historical norms substantially. One bright spot in the fixed-income market was high-yield bonds, which produced a total return of 11.3% as measured by the Salomon Brothers High-Yield Market Index.

European stocks were up 6.4% as measured by the Morgan Stanley Capital International (EAFE) Index for 1996 in U.S. dollar-terms, as economies responded to fiscal reform and falling interest rates. In Asia, the impact of Japan's continuing economic malaise -- particularly in the banking and real estate sectors, dampened stock markets in the Pacific.

                                          See pages 24 and 25 for all footnotes.

With access to a global network of resources, including investment professionals, advanced technology and research centers, Salomon Brothers Asset Management stands poised to help clients manage today's financial opportunities.

"THE BEST KEPT SECRET
ON WALL STREET"

Salomon Brothers Inc, our affiliate, enjoys a well-deserved reputation for its expertise and participation in global fixed-income markets. While we are proud of this heritage, at Salomon Brothers Asset Management, we would also like to highlight our roster of equity mutual funds. In the Investment Series, in addition to five fixed income funds, we also offer three distinguished equity funds, two of which were ranked in the top quartile by Lipper in their respective categories. In addition, we also manage a balanced portfolio -- also ranked in the top quartile by Lipper.(2) Also of note is a recent ranking by Morningstar, another respected rating service which awarded the Salomon Brothers Investors Fund (Class"O" Shares) a five-star rating. Morningstar noted that "the Investors Fund has great trailing returns for every recent period and is near the top of the large-blend category for the year."(3)

OUR GROWING FUND FAMILY

New funds were added to the Salomon Brothers Investment Series during 1996. Recognizing the substantial opportunities represented by the emerging nations of the Pacific Rim, we launched the Salomon Brothers Asia Growth Fund in May. While many stock markets in this area generated negative returns in 1996, the long-term prospects for developing Asian nations remain excellent; We believe consumer growth, capital inflows and political reform will combine to create very high growth potential, in this region, over time.

Our newest addition is the Salomon Brothers Capital Fund, which we made a part of the Salomon Brothers Investment Series as of November 1, 1996. Accordingly, the Fund implemented the multiple class pricing structure adopted by the Funds in the Investment Series Family. The Capital Fund utilizes a bottom-up stock picking approach; it looks at the universe of stocks from a somewhat different perspective than most other equity funds and we believe it offers investors a good way to tap the long-term potential of the U.S. stock market.

AS OTHERS SEE US

We received special recognition in the financial services industry during the past year. As part of an extensive survey of Financial Advisers, Dalbar Inc., an industry analytics firm, awarded Salomon Brothers Asset Management Inc very high rankings, including a #1 ranking for overall marketing support, and #2 for operations support. Dalbar surveys more than 3,000 financial professionals to determine how mutual fund companies are viewed by those who sell their products. In addition,

As Others See Us: 1996 was particularly noteworthy for Salomon Brothers Asset Management and the professionals behind the Funds -- several of which were recognized by Lipper Analytical Services for their investment performance throughout the year. From left: Steven Guterman, Peter Wilby, Michael Hyland, Marybeth Whyte, Charles Bardes, Roger Lavan. Seated: Tom Brock and Michael Lipper. Missing: Allan R. White III.

[PHOTO]

See pages 24 and 25 for all footnotes.

[PHOTO]

the equity research team at Salomon Brothers Inc -- whose evaluation and analysis are highly valued by our portfolio managers -- was ranked #4 by Zacks Investment Research, a recognized industry research firm.

You'll learn more about these and other developments in the near future when we launch our home page on the World Wide Web. The site is currently under development and we are thrilled about adding a new means of communicating with financial professionals and shareholders.

OUTLOOK

Although over the past two years, the S&P 500 has gained over 57.0%, such performance is unlikely to continue. How ever, the price-earnings ratio for the S&P 500 currently stands at about 20, far above the historical average, and dividend yields are historically low at 2.0%. We believe stocks are capable of further gains, but we are concerned about the historically high valuations of many issues.

With inflation fears currently in check, we believe interest rates could ease a bit in the year to come, restoring some vigor to the fixed-income markets.

Europe and Asia -- with the possible exception of Japan -- appear poised for growth. We feel these regions merit strong consideration for investors who are adding money to current portfolios or rebalancing assets after last year's run-up in U.S. stocks.

To summarize, while there are no real indicators presaging high inflation or outright recession in the United States, there are some clouds on the horizon. The labor market is tight and rising oil prices could push up inflation rates. Economic growth could be adversely impacted by consumer debt which is reaching uncomfortable levels; and the rise in domestic exports could be slowed by the rise in the U.S. dollar. Bearing these factors in mind, investors should remember that prudent diversification and professional management are key elements in any long-term investment program.

We appreciate your investment with the Salomon Brothers Investment Series and we look forward to serving you in the future.

Sincerely,

[GRAPHIC OMITTED]

Michael S. Hyland
Chairman and President

THE SALOMON BROTHERS
ASIA GROWTH FUND

INVESTMENT OBJECTIVE
Long-term capital appreciation.

INVESTMENT STRATEGY

The Asia Growth Fund invests primarily in the equity and equity-related securities of companies located in developing nations of the Pacific Rim (ex-Japan). Areas considered for investment include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, The Philippines, Singapore and Thailand. In seeking to capture high long-term returns with reduced volatility, the Fund will allocate assets among countries and industries believed most likely to benefit from regional economic trends.

PERFORMANCE

Since commencement of operations on May 6, 1996, the Asia Growth Fund (Class A Shares) gained 5.2%.4 This compares favorably with the performance of the regional index, the Morgan Stanley Capital International All Country Asia Free ex-Japan Index, of negative 2.12% and the Lipper Asia Growth Average of 2.7%.

MARKET REVIEW

Asian ex-Japan Markets were not affected by the declining health of the Japanese economy. However, a weakening yen will continue to put pressure on certain South Asian markets, especially Thailand. Among the emerging nations of the area, rising interest rates have troubled the Thai and South Korean stock markets, while the Hong Kong, Taiwanese and Malaysian markets generated positive gains. The largest emerging markets, India and China, were beneficiaries of lower interest rates and easier investment liquidity conditions, which helped create selective opportunities within key sectors.

HIGHLIGHTS

The Asia Growth Fund was able to outperform relevant benchmarks in 1996, principally as a result of overweighting Hong Kong, Taiwan and India, while particularly de-emphasizing Thailand. Hong Kong was a bright spot both for the region and the Fund in 1996. The Fund benefited from selective investments in companies like Cheung Kong Infrastructure, China Resources Enterprises and Hutchinson Whampoa -- all listed on the Hong Kong stock exchange -- and we believe companies like these are likely to remain attractive as Hong Kong is re-integrated into the People's Republic of China.

Fund performance was also aided by overweighting Taiwan -- particularly the electronics sector -- and India, where the Fund built up positions in financial, automotive and cement stocks.

OUTLOOK

We believe that rising inter-regional trade and investment will continue to be the main driving forces of the Asian economy. The opening of the Chinese economy, the return of Hong Kong to China, and the possible resumption of direct trade links between mainland China and Taiwan are among the many political and economic factors that should lead to continued high GDP growth in the Pacific Rim, especially North Asia. While successful long-term investing in Asia requires selectivity and patience, we remain extremely bullish on opportunities presented by the stock markets of the region and we remain focused on seeking to capture this growth for our shareholders.

THE FUND MANAGER

[PHOTO]

Giampaolo G. Guarnieri, Director and Portfolio Manager of Salomon Brothers Asset Management Asia Pacific Limited (SBAM AP), has 10 years of investment industry experience. SBAM AP is an affiliate of Salomon Brothers Asset Management Inc and serves as a sub-advisor to the Fund. Mr. Guarnieri is primarily responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

The following graph depicts the performance of the Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ASIA GROWTH FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with MSCI AC Asia Free ex-Japan
Index

[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
-------------------------------------------------------------------------------
Class A                    Net Asset Value'D'        Public Offering Price*
-------------------------------------------------------------------------------
Since Inception (5/6/96)   5.18%                     0.17%
-------------------------------------------------------------------------------
Class B                    Return If Not Redeemed'D' Return If Redeemed**
-------------------------------------------------------------------------------
Since Inception (5/6/96)   4.65%                     -0.35%
-------------------------------------------------------------------------------
Class C                    Return If Not Redeemed'D' Return If Redeemed**
-------------------------------------------------------------------------------
Since Inception (5/6/96)   4.64%                     3.64%
-------------------------------------------------------------------------------
Class O                    Return If Not Redeemed'D'   Return If Redeemed***
-------------------------------------------------------------------------------
Since Inception (5/6/96)   5.31%                     5.31%
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996

[GRAPH]

 Common Stocks 95%
 Cash/Cash Equivalents 5%

BREAKDOWN BY COUNTRY
-------------------------------------------------------------------------------
Hong Kong                    36%
-------------------------------------------------------------------------------
Malaysia                     15%
-------------------------------------------------------------------------------
Taiwan                       12%
-------------------------------------------------------------------------------
India                        10%
-------------------------------------------------------------------------------
Singapore                     9%
-------------------------------------------------------------------------------
Korea                         5%
-------------------------------------------------------------------------------
Philippines                   4%
-------------------------------------------------------------------------------
Indonesia                     3%
-------------------------------------------------------------------------------
Thailand                      4%
-------------------------------------------------------------------------------
Pakistan                      1%
-------------------------------------------------------------------------------
Sri Lanka                     1%
-------------------------------------------------------------------------------



Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.
                                                                               5

THE SALOMON BROTHERS
CAPITAL FUND

INVESTMENT OBJECTIVE

Capital appreciation through investments primarily in common stocks or securities convertible into common stock.

INVESTMENT STRATEGY

The Capital Fund seeks to achieve its investment objective through invest ments in securities which are believed to have above-average price appreciation potential. Such invest ments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues. The Fund will not invest more than 25% of its assets in any particular industry.

PERFORMANCE

The Capital Fund (Class O shares) posted an attractive return of 33.3% in 1996.5 This compares with a return of 23.0% for the S&P 500 and 16.3% for the Lipper Capital Appreciation Average.

MARKET REVIEW

Despite a rewarding year for the U.S. equity markets, the past twelve months were not without pitfalls. A sharp rise in interest rates in February and a severe stock market downdraft in July contributed to increased turbulence. While few investors like volatility, it does offer portfolio managers an opportunity to buy stocks at attractive prices. The Capital Fund -- which utilizes a bottom-up stock picking approach -- was able to find a number of investments which met its investment criteria of a balance of growth potential, valuation and risk.

HIGHLIGHTS

Good stock selection was the primary reason why the Fund outdistanced other comparable funds. Our stock-by-stock scrutiny of the equity markets -- including everything from micro-caps to blue chips -- led us to a number of attractive holdings which served to bolster portfolio returns.

Among energy stocks, we traded the large cap stocks but held core positions in refineries like Holly and Ashland as well as domestic natural gas producers like Devon Energy and Union Pacific Resources Group. In the consumer sector, the Fund held core positions in retailers such as Sears, Roebuck and Price/Costco and also in food retailers like Kroger and Food Lion. We also benefited from investments in the financial sector, including Bank of New York, and Travelers Group. Two small-cap stocks which served the portfolio well were Plantronics, a leading manufacturer of telephone headsets, and Fine Host, a niche provider of food service for stadiums and cafeterias.

OUTLOOK

We believe the stock market offers promise for the year ahead. Due to relatively high current valuations, however, risk levels are also high. The narrow scope of recent stock market gains has made the search for attractive risk/reward ratios more difficult. In this environment, our ability to select individual stocks will continue to be the primary determinant of our performance. For new ideas, we continue to focus on stocks that are capable of outperforming the market over a 12-18 month time horizon. Even if these stocks do not provide the "instant gratification" favored by many of today's momentum-oriented investors, we believe they are attractive investments for our shareholders. At the same time, many of these stocks, as well as the new ideas from 1996, will provide attractive returns in 1997, if we are correct in our assessments of their business fundamentals and stock price valuations.

THE FUND MANAGER

[PHOTO]

Ross Margolies, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

CAPITAL FUND -- CLASS A, B, and C SHARES       CAPITAL FUND -- CLASS 0 SHARES
Comparison of $10,000 Investment in the        Comparison of $10,000 Investment
Fund with S&P 500                              in the Fund with S&P 500

[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

Past performance is not predictive of future performance.

The graphs above depict the Performance of the Capital Fund versus the S&P 500 Stock Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A'SS'                Net Asset Value'D'        Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (11/1/96)  7.73%                     2.60%
--------------------------------------------------------------------------------
Class B'SS'              Return If Not Redeemed'D'   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (11/1/96)  7.63%                     3.11%
-------------------------------------------------------------------------------
Class C'SS'              Return If Not Redeemed'D'    Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (11/1/96)  7.68%                     6.78%
--------------------------------------------------------------------------------
Class O                    Return If Not Redeemed'D'   Return If Redeemed***
--------------------------------------------------------------------------------
10 year                    12.00%                    12.00%
5 year                     13.63%                    13.63%
1 year                     33.34%                    33.34%
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996

[GRAPH]

--------------------------------------------------------------------------------

TOP HOLDINGS
--------------------------------------------------------------------------------
Kroger Co
--------------------------------------------------------------------------------
Sears, Roebuck
--------------------------------------------------------------------------------
Union Pacific Resources Group
--------------------------------------------------------------------------------
Food Lion
--------------------------------------------------------------------------------
Plantronics
--------------------------------------------------------------------------------


LIPPER COMPARATIVE PERFORMANCE'DD'
SALOMON BROTHERS CAPITAL FUND

LIPPER CATEGORY: CAPITAL APPRECIATION FUNDS
            1 YEAR TOTAL RETURN
            12/31/95 -- 12/31/96
--------------------------------------------------------------------------------
Class A Shares Lipper Average   Ranking
--------------------------------------------------------------------------------
N/A               16.31%         N/A
--------------------------------------------------------------------------------
Class B Shares                  Ranking
--------------------------------------------------------------------------------
N/A                              N/A
--------------------------------------------------------------------------------
Class C Shares                  Ranking
--------------------------------------------------------------------------------
N/A                              N/A
--------------------------------------------------------------------------------
Class O Shares                  Ranking
--------------------------------------------------------------------------------
33.34%                      1st Quartile
                               Top 3%
                           #5 of 189 funds
--------------------------------------------------------------------------------


Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

THE SALOMON BROTHERS
INVESTORS FUND

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGY

The Investors Fund invests primarily in common stocks listed on the New York Stock Exchange and other U.S. exchanges. The port folio manager generally favors large-capitalization stocks representing well-known companies with good growth potential and reasonable share prices.

PERFORMANCE

The Investors Fund (Class A Shares) enjoyed an outstanding year in 1996, returning 30.3%.6 This performance handily outpaced both the S&P 500 of 23.0% and the return of 20.8% for the average Lipper Growth & Income Fund.

MARKET REVIEW

The stock market was propelled by near-ideal economic conditions in 1996, including moderate growth and low inflation. Further octane was added to the market in the form of demand generated by mutual fund buying, stock repurchases by corporations and merger and acquisition activity. Corporate profits, which many observers expected to falter after strong gains in 1995, came in stronger than expected and the U.S. equity market enjoyed its second consecutive year of double digit returns.

HIGHLIGHTS

The Fund was able to produce better-than-average gains in 1996 because it concentrated investments in several attractive sectors while de-emphasizing a number of underperforming industries. The financial sector was up substantially during the year, and we benefited from core positions in companies like Bank of New York, SunAmerica and Travelers Group. We also overweighted REITs (real estate investment trusts) such as Starwood Lodging and Beacon Properties and Canadian railways such as Canadian Pacific and Canadian National Railway. Fund performance was further bolstered by underweighting technology stocks during the turbulent first half of 1996, then later adding to selected positions in market leaders like International Business Machines and Seagate Technology.

OUTLOOK

The near-ideal combination of moderate growth, low inflation and low interest rates cannot persist indefinitely. Near term, there is some evidence that consumer debt is reaching uncomfortable levels and that capital spending may be trending lower. In order to justify currently high valuations, corporations must continue to meet or exceed earnings expectations or the market may react negatively.

During 1997, we expect to balance high-quality growth companies like First Data, Columbia/HCA Healthcare, and Coca-Cola Enterprises with companies that offer good relative value such as Canadian National Railway and Royal Dutch Petroleum. We believe this emphasis on diversification and quality could help protect the Fund from market turbulence even if overall corporate earnings begin to decelerate.

THE FUND MANAGER

[PHOTO]

Allan R. White, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience in the equity, convertible and fixed income markets. Mr. White is primarily responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

INVESTORS FUND -- CLASS A, B, and C SHARES      INVESTORS FUND -- CLASS 0 SHARES
Comparison of $10,000 Investment in the         Comparison of $10,000 Investment
Fund with S&P 500                               in the Fund with S&P 500

[DESCRIPTION TO COME]                            [DESCRIPTION TO COME]

Past performance is not predictive of future     Past performance is not
performance. Performance above                   predictive of future
reflects returns after deduction of              performance.
applicable maximum sales charge.



The graphs above depict the performance of the Investors Fund versus the S&P 500 Stock Index. It is important to note that the Investors Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                 Net Asset Value'D'          Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (1/3/95)   32.79%                    29.59%
1 year                     30.29%                    24.09%
--------------------------------------------------------------------------------
Class B                 Return If Not Redeemed'D'   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   31.84%                    29.93%
1 year                     29.22%                    24.22%
--------------------------------------------------------------------------------
Class C                 Return If Not Redeemed'D'   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   31.85%                    31.85%
1 year                     29.25%                    28.25%
--------------------------------------------------------------------------------
Class O                 Return If Not Redeemed'D'   Return If Redeemed***
--------------------------------------------------------------------------------
10 year                    14.12%                    14.12%
5 year                     16.65%                    16.65%
1 year                     30.56%                    30.56%
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996

[GRAPH]

Stocks 95%
Convertible Securities 1%
Cash/Cash Equivalents 4%



--------------------------------------------------------------------------------

TOP HOLDINGS

--------------------------------------------------------------------------------
Columbia/HCAHealthcare

--------------------------------------------------------------------------------
Canadian National Railway
--------------------------------------------------------------------------------
Bank of New York
--------------------------------------------------------------------------------
First Data
--------------------------------------------------------------------------------
Travelers Group
--------------------------------------------------------------------------------


LIPPER COMPARATIVE PERFORMANCE++
SALOMON BROTHERS INVESTORS FUND
LIPPER CATEGORY: GROWTH & INCOME FUNDS
--------------------------------------------------------------------------------
            1 YEAR TOTAL RETURN
           12/31/95 -- 12/31/96
--------------------------------------------------------------------------------
Class A Shares Lipper Average     Ranking
--------------------------------------------------------------------------------
30.29%            20.78%    1st Quartile
                               Top 3%
                          #15 of 522 funds
--------------------------------------------------------------------------------
Class B Shares              Ranking
--------------------------------------------------------------------------------
29.22%                      1st Quartile
                               Top 5%
                                 #24
--------------------------------------------------------------------------------
Class C Shares              Ranking
--------------------------------------------------------------------------------
29.25%                      1st Quartile
                               Top 5%
                                #23
--------------------------------------------------------------------------------
Class O Shares              Ranking
--------------------------------------------------------------------------------
30.56%                      1st Quartile
                               Top 3%
                                 #13
--------------------------------------------------------------------------------

Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

THE SALOMON BROTHERS
TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Total Return Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to seek growth of capital and income. The Fund seeks to achieve its objectives by invest ing in a broad variety of asset classes including equities, fixed income securities and short-term obligations.

INVESTMENT STRATEGY

The Fund seeks to increase income and provide for long-term growth. The Fund invests primarily in large-capitalization stocks that are earning dividends greater than the S&P 500 average. Fixed income assets tend to be allocated among securities believed capable of achieving equity-like returns, such as high yield bonds and convertible securities.

PERFORMANCE

It was a highly rewarding year for the Total Return Fund (Class A Shares). The Fund generated a total return of 18.3%.(7) This substantially exceeded the performance of a total return of 13.0% for a composite index of 50% Salomon Brothers Broad Investment Grade Index and 50% S&P 500, and 13.8% for the Lipper Balanced Average.

MARKET REVIEW

As a balanced fund, the performance of the Salomon Brothers Total Return Fund is greatly impacted by trends affecting both stocks and bonds. U.S. equities enjoyed a very strong year overall, led by large-capitalization blue chip companies. Meanwhile, U.S. fixed-income securities lagged common stocks. Our mix emphasizing high yield bonds and convertibles greatly enhanced the Fund's return, with both the above areas outperforming high grade securities by substantial margins.

HIGHLIGHTS

As we entered 1996, Fund management was somewhat apprehensive about high valuations in the stock market, holding the equity allocation to approximately 45% of the portfolio. Despite this allocation, the equity portion of the portfolio delivered handsome returns for the year due primarily to the Fund's sector concentrations in energy stocks, real estate investment trusts (REITs) and Canadian railroad stocks. On the fixed income side, our asset mix emphasized high-yield bonds and convertible bonds, both of which outperformed investment grade bonds by substantial margins.

For 1996, the Total Return Fund also provided attractive dividend distributions, with a dividend payout of 4.3% compared to 2.7% for the average balanced fund as measured by Lipper. Looking ahead, this dividend level could be expected to decrease if the Fund emphasizes common stocks in future asset allocations.

OUTLOOK

For the past two years, stocks and high yield securities have enjoyed strong returns while high grade bonds have languished. This disparity, in our view, will not last indefinitely, especially with stocks at historically high valuation levels, and we expect more subdued returns from equities in 1997. As we move into the coming year, we intend to maintain our current portfolio mix of 45% stocks, 40% bonds, 10% convertibles and 5% cash-equivalents. In the fixed-income area, we intend to maintain a blend of high-yield and investment grade bonds, but are currently upgrading the credit quality of the high-yield sector. On the equity side, we are currently emphasizing companies with improving business prospects that also sell at attractive prices. Examples include Canadian National Railway, Eastman Kodak and Suncor, a Canadian Oil Company.

THE FUND MANAGER

[PHOTO]

Richard Dahlberg, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 36 years of investment industry experience in the equity markets. Mr. Dahlberg is primarily responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

The following graph depicts the performance of the Total Return Fund versus 50% Standard and Poor's 500 Stock Index and 50% Salomon Brothers Broad Investment Grade Bond Index. It is important to note that the Total Return Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


TOTAL RETURN FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the
Fund with 50% S&P 500 SB Broad Investment
Grade Bond Index

[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                    Net Asset Value'D'       Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (9/11/95)  19.44%                    15.07%
1 year                     18.32%                    12.66%
--------------------------------------------------------------------------------
Class B                  Return If Not Redeemed'D'   Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (9/11/95)  19.04%                    15.41%
1 year                     17.41%                    12.41%
--------------------------------------------------------------------------------
Class C                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (9/11/95)  18.67%                    18.67%
1 year                     17.46%                    16.46%
--------------------------------------------------------------------------------
Class O                   Return If Not Redeemed'D'    Return If Redeemed***
--------------------------------------------------------------------------------
Since Inception (9/11/95)  20.19%                    20.19%
1 year                     19.03%                    19.03%
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996
--------------------------------------------------------------------------------
[GRAPH]

Stocks 46%
High Yield Securities 17%
Cash/Cash Equivalents 10%
U.S. Government & Mortgage-Backed Securities 13%
Investment Grade Debt 4%
Convertible Securities 10%

Portfolio holdings may vary.

TOP STOCK HOLDINGS
--------------------------------------------------------------------------------
Canadian National Railway
--------------------------------------------------------------------------------
Eastman Kodak
--------------------------------------------------------------------------------
Suncor
--------------------------------------------------------------------------------
Beacon Properties
--------------------------------------------------------------------------------
Smithkline Beecham - ADR
--------------------------------------------------------------------------------

LIPPER COMPARATIVE PERFORMANCE++
SALOMON BROTHERS TOTAL RETURN FUND
LIPPER CATEGORY: BALANCED FUNDS
--------------------------------------------------------------------------------
            1 YEAR TOTAL RETURN
            12/31/95 -- 12/31/96
--------------------------------------------------------------------------------
Class A Shares Lipper Average  Ranking
--------------------------------------------------------------------------------
18.32%            13.76%    Top Quartile
                               Top 7%
                          #18 of 272 funds
--------------------------------------------------------------------------------
Class B Shares                 Ranking
--------------------------------------------------------------------------------
17.41%                      Top Quartile
                               Top 12%
                                 #31
--------------------------------------------------------------------------------
Class C Shares                 Ranking
--------------------------------------------------------------------------------
17.46%                      Top Quartile
                               Top 12%
                                 #30
--------------------------------------------------------------------------------
Class O Shares                 Ranking
--------------------------------------------------------------------------------
19.03%                      Top Quartile
                               Top 7%
                                 #17
--------------------------------------------------------------------------------

Portfolio holdings may vary.
                                          See pages 24 and 25 for all footnotes.

THE SALOMON BROTHERS
HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

To maximize current income by investing primarily in a diversified portfolio of high yield, fixed income securities rated in medium or lower categories. As a secondary objective, the Fund seeks capital appreciation.

INVESTMENT STRATEGY

Under normal market conditions, the Fund intends to invest at least 65% of its assets in securities rated Baa or lower by Moody's, or those rated BBB or lower by Standard & Poor's. A key component of the overall strategy is to determine the optimal asset allocation between domestic high yield bonds and foreign fixed income securities such as Brady Bonds and lower-rated sovereign debt.

PERFORMANCE

1996 was a very strong year for the Salomon Brothers High Yield Bond Fund (Class A Shares) which posted an attractive 21.9% return.8 This compares quite favorably to the 11.3% return for the High Yield Bond Market, as measured by the Salomon Brothers High-Yield Market Index and a 13.7% return for the Lipper High Current Yield Bond Average.

MARKET REVIEW

The market's performance was driven by better than expected U.S. economic growth during the year, which resulted in strong corporate performance and improved credit quality among corporate bond issuers. The risk premium above U.S. Treasuries, which the high yield market paid, on average, declined from 4.4% above U.S. Treasuries to 3.2% above U.S. Treasuries over the course of the year, as measured by the Salomon Brothers High-Yield Market Index.

Strong performing industries during the year included aerospace, electronics, casino gaming and leisure and retail stores, all of which benefited from cyclical strength in their underlying fundamentals. Lagging industries for the year included cable television and other media, where companies are suffering from intense competition. Machinery continues to suffer from cyclical pressures, as well as restaurant companies, which are also facing a difficult competitive environment.

Globally, the best performing fixed income market was the emerging markets debt market, which returned 34.6% for 1996, as measured by the Salomon Brothers Brady Bond Index. This market generally represents government or sovereign credit risk of lower rated countries. The risk premium on these bonds has moved from 9.4% at the beginning of 1996 to 4.9% at the end of 1996 due to global economic growth, structural economic reforms, widening access to capital and improved credit quality among many of the emerging market nations.

HIGHLIGHTS

The Salomon Brothers High Yield Bond's out-performance can be attributed to astute industry weighting, strong individual company selection and an allocation outside the United States to emerging market debt, which approximated 20% of the Fund during the year.

Within the U.S. portion of the Fund, the portfolio was heavily overweighted in the consumer driven industries, such as consumer products companies, food companies and retail stores, all of which outperformed the market during the year. Consumer oriented investments ranged from 31-38% of the U.S. portfolio during the year, versus approximately 22% for the market in general. Also within the U.S. portion, the Fund's average investment in the media sector ranged from 19-28% versus approximately 31% for the market. This underweighted sector underperformed the market by about 3.5% in 1996.

In emerging markets, we continued to favor the Brady Bond market, with key positions in Argentina, Brazil, Venezuela, and Ecuador. In addition, we also favor investment in Morocco (not a Brady Bond). This sector performed very strongly in 1996, especially the Latin American countries.

OUTLOOK

Our macroeconomic outlook is for continued moderate growth in the U.S., combined with a pickup in growth in Europe and the emerging markets, in general. Therefore, we feel corporate credit quality in the U.S. and sovereign quality in emerging markets should continue to be strong. As a result, we currently see no imminent change in strategy.

THE FUND MANAGER

[PHOTO]

Peter J. Wilby, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience in the high yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

The following graph depicts the performance of the High-Yield Bond Fund versus the Salomon Brothers High Yield Market Index.9 It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


HIGH YIELD BOND FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Brothers High-Yield Market Index


[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                   Net Asset Value'D'        Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (2/22/95)  20.80%                    17.67%
1 year                     21.92%                    16.08%
--------------------------------------------------------------------------------
Class B                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  19.93%                    17.61%
1 year                     21.16%                    16.16%
--------------------------------------------------------------------------------
Class C                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  19.89%                    19.89%
1 year                     21.06%                    20.06%
--------------------------------------------------------------------------------
Class O                   Return If Not Redeemed'D'  Return If Redeemed***
--------------------------------------------------------------------------------
Since Inception (2/22/95)  20.97%                    20.97%
1 year                     22.03%                    22.03%
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996
--------------------------------------------------------------------------------

[GRAPH]

Emerging Markets Debt 23%
Cash/Cash Equivalents 11%
High Yield Securities 66%
--------------------------------------------------------------------------------

TOP U.S. HIGH YIELD HOLDINGS
--------------------------------------------------------------------------------
Revlon
--------------------------------------------------------------------------------
NL Industries
--------------------------------------------------------------------------------
Costilla Energy
--------------------------------------------------------------------------------
Stroh Brewery
--------------------------------------------------------------------------------
Cablevision
--------------------------------------------------------------------------------
Delta Beverage
--------------------------------------------------------------------------------

LIPPER COMPARATIVE PERFORMANCE'DD'
SALOMON BROTHERS HIGH YIELD BOND FUND
LIPPER CATEGORY: HIGH CURRENT YIELD FUNDS
--------------------------------------------------------------------------------

            1 YEAR TOTAL RETURN
             12/31/95 -- 12/31/96
--------------------------------------------------------------------------------
Class A Shares  Lipper Average   Ranking
--------------------------------------------------------------------------------
21.92%            13.67%       1st Quartile
                                 Top 5%
                               #7 of 148 funds
--------------------------------------------------------------------------------
Class B Shares                  Ranking
--------------------------------------------------------------------------------
21.16%                         1st Quartile
                                 Top 6%
                                   #8
--------------------------------------------------------------------------------
Class C Shares                  Ranking
--------------------------------------------------------------------------------
21.06%                         1st Quartile
                                  Top 6%
                                    #9
--------------------------------------------------------------------------------
Class O Shares                  Ranking
--------------------------------------------------------------------------------
22.03%                        1st Quartile
                                 Top 4%
                                   #6
--------------------------------------------------------------------------------


Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

THE SALOMON BROTHERS
STRATEGIC BOND FUND

INVESTMENT OBJECTIVE

To seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed income instruments. Assets of the Fund may be deployed among various sectors of the global fixed income market, depending on the portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.

PERFORMANCE

For the year ended December 31, 1996, the Strategic Bond Fund (Class A Shares) posted a 14.1% return.10 This compares with a 3.6% return for the Salomon Brothers Broad Investment Grade Bond Index and the Lipper Multi-sector Income Average of 11.7%.

MARKET REVIEW

The Strategic Bond Fund's ability to rotate its assets among different global fixed-income markets contributed significantly to its strong performance in 1996. On average, the Fund allocated 20% to the investment grade bond sector, but more significantly 50% of its assets to the high yield sector, and 25% to emerging markets debt (i.e., Brady Bonds) -- both of which responded positively to the improving credit quality of their issuers. The remaining 5% of assets were in global bonds. U.S. investment grade bond markets were dominated by the rising trend in U.S. interest rates. The Salomon Brothers Broad Investment Grade Index return of 3.6% reflects coupon income of approximately 7.3%. U.S. interest rates rose because of higher than expected economic growth and the resultant concerns that the U.S. Federal Reserve could be forced to raise short term interest rates to prevent inflation from rising.

The U.S. high yield market performed strongly as a result of this economic pickup. Credit risk premiums declined substantially with improved credit quality. This performance resulted in return from both coupon income and bond price appreciation.

THE FUND MANAGERS

[PHOTO]

Peter J. Wilby, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience in the high yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day management of the high yield and sovereign bond portion of the Fund.

[PHOTO]

Steven Guterman, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience in the fixed income markets. Mr. Guterman is primarily responsible for day-to-day management of the mortgage-backed and U.S. Government securities portion of the Fund.

[PHOTO]

David J. Scott, Director and Portfolio Manager at Salomon Brothers Asset Management LTD, has 13 years of investment industry experience in the global fixed income markets. Mr. Scott is primarily responsible for a portion of the Fund's portfolio relating to currency transactions and investments in non-dollar denominated securities.

See pages 24 and 25 for all footnotes.

Strong performing industries during the year were aerospace, electronics, casino gaming and leisure and retail stores, all of which benefited from cyclical strength in their underlying fundamentals. Lagging industries for the year included cable television and other media, which suffered from intense competition. Machinery continued to suffer from cyclical pressures; restaurant companies also experienced a difficult competitive environment.

Globally, the best performing fixed income market was the emerging market debt market, which returned 34.6% for 1996, as measured by the Salomon Brothers Brady Bond Index. This market generally represents government or sovereign credit risk of lower rated countries. The risk premium on these bonds has moved from 9.4% at the beginning of 1996, to 4.9% at the end of 1996 due to global economic growth, structural economic reforms, widening access to capital and improved credit quality among many of the emerging nations.

HIGHLIGHTS

During 1996, the Fund allocated assets among the U.S. high yield sector, U.S. investment grade sector, emerging markets debt and non-dollar government bonds. Our strategy for U.S. investment grade securities was to overweight mortgage pass-throughs and underweight U.S. Treasuries. The higher interest rates experienced at mid-year reduced the incentive for homeowners to refinance mortgages, making mortgage-backed securities attractive relative to Treasuries.

Within the U.S. portion of the Fund, the portfolio was heavily overweighted in the consumer driven industries. Consumer products companies, food companies and retail stores all outperformed the market during the year. Consumer oriented investments ranged from 31-38% of the U.S. port folio during the year, versus 23% for the market in general. Also, within the U.S. portion, the Fund's average investment in the media sector ranged from 19-28% compared to 31% for the market. This underweighted sector under-performed the market by about 3.5% in 1996.

In emerging markets, we continued to favor the Brady Bond market, with key positions in Argentina, Brazil, Venezuela, and Ecuador. We also favor investment in Morocco (not Brady Bond). This sector performed very strongly in 1996, especially the Latin American countries.

In the non-dollar segment of the Fund, we favored government bonds of Germany, Denmark, Ireland, United Kingdom, Canada and Australia. Progress toward the European Monetary Union dominated the European bond market in 1996, and prospects improved for a prompt start to the single currency on January 1, 1999.

OUTLOOK

While our outlook on the U.S. investment grade market is cautious over the short term, we are optimistic about the prospects for high yield corporate bonds due to what we believe will be moderate U.S. economic growth and favorable supply/demand characteristics. We also believe that emerging markets debt will be attractive, as favorable monetary and fiscal policies by local governments remain a positive influence. On the whole, we anticipate subdued inflation and slow-but-steady growth for the coming year. These factors may provide the conditions for the global fixed-income market to be a promising investment arena.

                                                                     (continued)

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Brothers Broad Investment Grade Bond Index.11 It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


STRATEGIC BOND FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Brothers Broad Investment Grade Bond Index

[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                   Net Asset Value'D'        Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (2/22/95)  16.68%                    13.66%
1 year                     14.05%                    8.59%
--------------------------------------------------------------------------------
Class B                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  15.72%                    13.32%
1 year                     12.96%                    7.96%
--------------------------------------------------------------------------------
Class C                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  15.74%                    15.74%
1 year                     13.07%                    12.07%
--------------------------------------------------------------------------------
Class O                    Return If Not Redeemed'D'   Return If Redeemed***
--------------------------------------------------------------------------------
Since Inception (2/22/95)  16.88%                    16.88%
1 year                     14.21%                    14.21%
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996
--------------------------------------------------------------------------------

[GRAPH]

Emerging Markets Debt 19%
High Yield Securities 45%
U.S. Government & Mortgage-Backed Securities 25%
Investment Grade Debt 2%
Non U.S. Investment Grade 3%
Cash/Cash Equivalents 6%

--------------------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE'DD'
SALOMON BROTHERS STRATEGIC BOND FUND
LIPPER CATEGORY: MULTI-SECTOR INCOME FUNDS
--------------------------------------------------------------------------------

          1 YEAR TOTAL RETURN     12/31/95 - 12/31/96
--------------------------------------------------------------------------------
Class A Shares          Lipper Average               Ranking
--------------------------------------------------------------------------------

14.05%                      11.74%                1st Quartile
                                                    Top 14%
                                                 #7 of 51 funds
--------------------------------------------------------------------------------
Class B Shares                                      Ranking
--------------------------------------------------------------------------------
12.96%                                            2nd Quartile
                                                     Top 34%
                                                       #17
--------------------------------------------------------------------------------
Class C Shares                                      Ranking
--------------------------------------------------------------------------------
13.07%                                            2nd Quartile
                                                     Top 28%
                                                       #14
--------------------------------------------------------------------------------
Class O Shares                                      Ranking
--------------------------------------------------------------------------------
14.21%                                            1st Quartile
                                                     Top 8%
                                                       #4
--------------------------------------------------------------------------------
Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

                      [This page intentionally left blank]

THE SALOMON BROTHERS
U.S. GOVERNMENT
INCOME FUND

INVESTMENT OBJECTIVE

To obtain a high level of current income.

INVESTMENT STRATEGY

Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average portfolio duration of three to five years.

PERFORMANCE

The U.S. Government Income Fund (Class A Shares) posted a 3.6% return.12 This compares favorably versus the Lipper Short-Intermediate U.S. Government Bond Average return of 3.5% for the year. The Salomon Brothers
1-5 year Treasury Bond index returned 4.6%.

MARKET REVIEW

After a strong performance in 1995, returns for U.S. Government bonds in 1996 were disappointing. Long term interest rates began 1996 at 6.0% and ended the year at 6.6%. The year began with expectations for further declines in interest rates as many economists forecasted sluggish first half growth and market participants were optimistic that Congress and the White House would agree upon a plan to balance the budget within seven years. Contrary to these expectations, the budget negotiations failed in early January. Chairman Greenspan gave an upbeat assessment on the economy at the Humphrey Hawkins testimony in February, dashing hopes for monetary easing. The biggest blow to the bond market came in early March with the release of an exceptionally strong job growth for February. Instead of falling as expected, interest rates rose quickly. By mid-year, bond yields had risen 133 basis points from their January lows to 7.3%. Economic activity in the second half of 1996 was more favorable to the bond market and bond prices rallied and recouped some of their losses. Shorter issues outperformed longer issues in 1996. The 30-year Treasury bond returned negative 4.6% for the year, while the two-year Treasury posted a gain of 4.8%.

HIGHLIGHTS

The Fund began 1996 positioned for lower interest rates with an overweighting in Treasuries versus mortgage securities. Early in the second quarter, we became much less optimistic on the market and repositioned the Fund accordingly. Longer Treasuries were swapped into shorter Treasuries and mortgage-backed securities. This reduced the Fund's duration -- a measure of the portfolio's interest rate sensitivity -- and helped protect the Fund's assets during the volatile second quarter. Moving into the third quarter, we anticipated that economic growth would slow, and lengthened the duration of the Fund -- helping to enhance second-half Fund performance.

OUTLOOK


As we enter 1997, the Fund is structuring a conservative course, with an average duration of approximately 3 years. Fourth quarter GDP growth -- which averaged 4.7% on an annualized basis -- was greater than anticipated. The labor market is showing some tightness and bonds could experience some volatility in the months ahead. However, we do not believe inflation poses a significant long-term threat and we anticipate that interest rates will trend modestly lower during the coming year. We expect mortgage-backed securities to perform well over the next few months and will continue to overweight them in the Fund.

THE FUND MANAGERS

[PHOTO]

Steven Guterman, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience in the fixed income markets. Mr. Guterman is responsible for day-to-day Fund management.

[PHOTO]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 9 years of investment industry experience in the fixed income markets. Mr. Lavan assists in day-to-day Fund management.

See pages 24 and 25 for all footnotes.

The following graph depicts the performance of the U.S. Govern ment Income Fund versus the Salomon Brothers 1-5 Year Treasury Bond Index.13 It is important to note that the U.S. Government Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


U.S. GOVERNMENT INCOME FUND -- CLASS A, B, C and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Brothers 1-5 Year Treasury Bond Index

[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                   Net Asset Value'D'       Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (2/22/95)  7.00%                     4.23%
1 year                     3.59%                     -1.29%
--------------------------------------------------------------------------------
Class B                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  6.14%                     3.56%
1 year                     2.69%                     -2.18%
--------------------------------------------------------------------------------
Class C                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  6.14%                     6.14%
1 year                     2.69%                     1.71%
--------------------------------------------------------------------------------
Class O                    Return If Not Redeemed+   Return If Redeemed***
--------------------------------------------------------------------------------
Since Inception (2/22/95)  7.20%                     7.20%
1 year                     3.73%                     3.73%
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996
--------------------------------------------------------------------------------
[GRAPH]

Mortgage Backed Securities 45%
U.S. Government Securities 46%
Cash/Cash Equivalents 9%

--------------------------------------------------------------------------------

LIPPER COMPARATIVE PERFORMANCE'DD'
SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
LIPPER CATEGORY: SHORT/INTERMEDIATE U.S. GOVERNMENT FUNDS
--------------------------------------------------------------------------------
          1 YEAR TOTAL RETURN     12/31/95 - 12/31/96
--------------------------------------------------------------------------------
Class A Shares          Lipper Average               Ranking
--------------------------------------------------------------------------------
3.59%                        4.37%                2nd Quartile
                                                 #39 of 89 funds
--------------------------------------------------------------------------------
Class B Shares                                       Ranking
--------------------------------------------------------------------------------
2.69%                                             4th Quartile
                                                       #74
--------------------------------------------------------------------------------
Class C Shares                                       Ranking
--------------------------------------------------------------------------------
2.69%                                             4th Quartile
                                                       #74
--------------------------------------------------------------------------------
Class O Shares                                       Ranking
--------------------------------------------------------------------------------
3.73%                                             2nd Quartile
                                                       #35
--------------------------------------------------------------------------------


Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

THE SALOMON BROTHERS
NATIONAL INTERMEDIATE
MUNICIPAL FUND

INVESTMENT OBJECTIVE

To achieve a high level of current income exempt from regular federal income taxes. All or a portion of the Fund's income may be subject to the federal alternative minimum tax.

INVESTMENT STRATEGY

Under normal circum stances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax.*

PERFORMANCE

For the year ended December 31, 1996, the National Intermediate Municipal Fund (Class A Shares) achieved a total return of 4.2%.14 The Fund's performance compared favorably with the 3.7% gain posted by the Lipper Analytical Services Intermediate Municipal Debt Average and placed the Fund in the top quartile of this category. The Fund's performance slightly lagged the 4.3% return generated by Lehman Brothers Municipal Bond 1 to 10 Year Index.

MARKET REVIEW

Municipal bonds outperformed their taxable counterparts last year as strong demand from property and casualty insurance companies and individuals buoyed the market. Property and casualty insurance companies, flush with funds due to their increased profitability, were the major buyers of tax-exempt bonds during 1996. Individual investors also had available funds during 1996 from bond calls, maturities and coupon payments. As fears of a flat tax abated early last year, individual investors were no longer hesitant to participate in the municipal bond market. While municipals faced stiff competition from a soaring stock market, individuals were periodic buyers of tax-exempts when intermediate maturity interest rates rose to at least 5% and long maturity interest rates approached the 6% level.

HIGHLIGHTS

Fund performance in 1996 was aided by two key actions on the part of Fund management. During the early part of the year, anticipating increased volatility in the municipal bond market, we added to our higher-coupon position. These securities purchased at a premium are more defensive than discount or current coupon bonds.

As we became less concerned about higher interest rates during the second half of the year, we began to add securities to the portfolio that would benefit from lower interest rates. Our major focus has been to purchase bonds in the five to ten year part of the yield curve.

OUTLOOK

We expect that new issue supply for 1997 will be similar to the $183 billion issued in 1996. Tax-exempts are likely to benefit from increased price volatility in the equity market and nominal bond yields that attract individual investors to the municipal bond market. The Fund will continue to maintain a well-diversified tax-exempt portfolio while seeking to maintain the Fund's average credit quality of AA or better.

THE FUND MANAGER

[PHOTO]

Marybeth Whyte, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 12 years of investment industry experience in the municipal securities market. Ms. Whyte is responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

The following graph depicts the performance of the National Inter mediate Municipal Fund versus the Lehman Brothers 1-10 Year Municipal Bond Index.15 It is important to note that the National Intermediate Municipal Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


NATIONAL INTERMEDIATE MUNICIPAL FUND -- CLASS A, B, C and O SHARES Comparison of $10,000 Investment in the Fund with Lehman Muni
1-10 Year (Mkt Wtd) Index

[DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                   Net Asset Value'D'        Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (2/22/95)  6.93%                     4.16%
1 year                     4.18%                     -0.77%
--------------------------------------------------------------------------------
Class B                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  6.08%                     3.49%
1 year                     3.36%                     -1.60%
--------------------------------------------------------------------------------
Class C                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (2/22/95)  6.08%                     6.08%
1 year                     3.36%                     2.37%
--------------------------------------------------------------------------------
Class O                    Return If Not Redeemed'D'  Return If Redeemed***
--------------------------------------------------------------------------------
Since Inception (2/22/95)  7.13%                     7.13%
1 year                     4.32%                     4.32%
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996

--------------------------------------------------------------------------------
New York               27%
--------------------------------------------------------------------------------
Indiana                13%
--------------------------------------------------------------------------------
Illinois                9%
--------------------------------------------------------------------------------
Pennsylvania            8%
--------------------------------------------------------------------------------
South Carolina          7%
--------------------------------------------------------------------------------
Texas                   6%
--------------------------------------------------------------------------------
Louisiana               5%
--------------------------------------------------------------------------------
New Jersey              4%
--------------------------------------------------------------------------------
Mississippi             4%
--------------------------------------------------------------------------------
Massachusetts           4%
--------------------------------------------------------------------------------
California              3%
--------------------------------------------------------------------------------
Hawaii                  2%
--------------------------------------------------------------------------------
Ohio                    2%
--------------------------------------------------------------------------------
Wyoming                 2%
--------------------------------------------------------------------------------
Florida                 2%
--------------------------------------------------------------------------------
Cash                    2%
--------------------------------------------------------------------------------

QUALITY BREAKDOWN
--------------------------------------------------------------------------------

[GRAPH]

AAA 46%
AA 14%
A 20%
BBB 20%


LIPPER COMPARATIVE PERFORMANCE'DD'
SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
LIPPER CATEGORY: INTERMEDIATE MUNICIPAL DEBT FUNDS
--------------------------------------------------------------------------------

            1 YEAR TOTAL RETURN
            12/31/95 -- 12/31/96
--------------------------------------------------------------------------------
Class A Shares  Lipper Average    Ranking
--------------------------------------------------------------------------------
4.18%              3.70%        1st Quartile
                               #34 of 136 funds
--------------------------------------------------------------------------------
Class B Shares                    Ranking
--------------------------------------------------------------------------------
3.36%                            3rd Quartile
                                     #97
--------------------------------------------------------------------------------
Class C Shares                    Ranking
--------------------------------------------------------------------------------
3.36%                            3rd Quartile
                                     #97
--------------------------------------------------------------------------------
Class O Shares                    Ranking
--------------------------------------------------------------------------------
4.32%                            1st Quartile
                                    Top 18%
                                      #24
--------------------------------------------------------------------------------
Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

THE SALOMON BROTHERS
NEW YORK MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

To achieve a high level of current income exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital.

INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 65% of its net assets in obligations the interest on which is exempt from personal income taxes of New York State and New York City, and at least 80% of its net assets in obligations the interest on which is exempt from regular federal income taxes. All or a portion of the Fund's income may be subject to the federal alternative minimum tax.

PERFORMANCE

For the year ended December 31, 1996, the Salomon Brothers New York Municipal Bond Fund (Class A Shares) achieved a total return of 3.0%.(16) The Fund's performance modestly lagged both the Lehman 7 Year-Long Muni Bond Index and the Lipper Analytical Services New York State Municipal Debt Fund average of 3.2%. Although the SEC requires the Fund to be compared against an index, there are no indexes that are similar to the way in which the Fund is managed. The Fund seeks to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital.

MARKET REVIEW

Municipal bonds outperformed taxable fixed-income bonds last year as strong demand from property and casualty insurance companies and individuals buoyed the market. Property and casualty insurance companies, armed with cash due to their increased profitability, were the major buyers of tax-exempt bonds in 1996. Individual investors also had cash during 1996 from bond calls, maturities and coupon payments. Although municipals faced stiff competition from a soaring stock market, individuals were periodic buyers of tax-exempts when intermediate maturity interest rates rose to at least 5% and long maturity interest rates approached the 6% level.

HIGHLIGHTS

The Fund's performance was hindered by a relatively large cash position resulting from investor subscriptions during the first half of the year. During that time interest rates were volatile and there was a lack of New York issues available to deploy the cash in a diversified manner. The portfolio was more fully invested during the second half of the year.

OUTLOOK

New issue supply for 1997 is expected to be similar to the $183 billion issued in 1996. The Fund will continue to maintain a well diversified New York exempt portfolio while seeking to maintain the Fund's average credit quality of single A or better.

THE FUND MANAGER

[PHOTO]

Marybeth Whyte, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 12 years of investment industry experience in the municipal securities market. Ms. Whyte is responsible for day-to-day Fund management.

See pages 24 and 25 for all footnotes.

NY MUNICIPAL BOND FUND -- CLASS A, B, and C   NY MUNICIPAL FUND--CLASS 0 SHARES
SHARES Comparison of $10,000 Investment in    Comparison of $10,000 Investment
the Fund with Lehman 7 Year-Long Muni         in the Fund with Lehman 7 Year-
Bond Index                                    Long Muni Bond Index


[DESCRIPTION TO COME]                         [DESCRIPTION TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

Past performance is not predictive of future performance.

The graphs above depict the performance of the New York Municipal Bond Fund versus the Lehman Brothers 7 Year-Long Municipal Bond Index. It is important to note that the New York Municipal Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------
Class A                   Net Asset Value'D'        Public Offering Price*
--------------------------------------------------------------------------------
Since Inception (1/3/95)   10.11%                    7.45%
1 year                     3.03%                     -1.82%
--------------------------------------------------------------------------------
Class B                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   9.37%                     7.06%
1 year                     2.28%                     -2.62%
--------------------------------------------------------------------------------
Class C                   Return If Not Redeemed'D'  Return If Redeemed**
--------------------------------------------------------------------------------
Since Inception (1/3/95)   9.37%                     9.37%
1 year                     2.28%                     1.30%
--------------------------------------------------------------------------------
Class O                    Return If Not Redeemed'D'  Return If Redeemed***

--------------------------------------------------------------------------------
Since Inception (2/1/93)   5.29%                     5.29%
1 year                     3.39%                     3.39%
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Composition of portfolio as of
December 31,1996
--------------------------------------------------------------------------------

[GRAPH]

New York 94%
Cash 3%
Puerto Rico 3%


--------------------------------------------------------------------------------
LIPPER COMPARATIVE PERFORMANCE'DD'
SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND
LIPPER CATEGORY: NEW YORK MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------
                          1 YEAR TOTAL RETURN
                          12/31/95 --12/31/96
--------------------------------------------------------------------------------
Class A Shares          Lipper Average               Ranking
--------------------------------------------------------------------------------
3.03%                        3.15%                3rd Quartile
                                                 #59 of 96 funds
--------------------------------------------------------------------------------
Class B Shares                                       Ranking
--------------------------------------------------------------------------------
2.28%                                             4th Quartile
                                                       #85
--------------------------------------------------------------------------------
Class C Shares                                       Ranking
--------------------------------------------------------------------------------
2.28%                                             3rd Quartile
                                                       #85
--------------------------------------------------------------------------------
Class O Shares                                       Ranking
--------------------------------------------------------------------------------
3.39%                                             2nd Quartile
                                                       #41
--------------------------------------------------------------------------------
Portfolio holdings may vary.

                                          See pages 24 and 25 for all footnotes.

FOOTNOTES

(1) The ratings from Lipper Analytical Services are based upon the aggregate total returns among all funds in the same asset category for the one year period ended 12/31/96. Twenty percent of the top performing funds in a Lipper investment category receive an "A" rating. See "General Performance and Ranking Notes" on page 25.

(2) The Salomon Brothers Investors Fund (Class "A" Shares), Capital Fund (Class "O" Shares), and the Total Return Fund (Class "A" Shares) were ranked in the top quartile by Lipper for their respective 1-year performance. The Investors Fund (Class "A" Shares) was ranked #15 of 522 funds in the Growth and Income category; the Capital Fund (Class "O" Shares) was ranked #5 of 189 funds in the Capital Appreciation category, and the Total Return Fund (Class "A" Shares) was ranked #18 of 272 funds in the Balanced Fund category. See footnote "++" and "General Performance and Ranking Notes" below. Class "O" Shares are available only to existing Class "O" shareholders. The Capital Fund is now available to investors through "A",."B" and "C" share pricing, which includes higher expenses. Please see a current prospectus for details.

(3) Salomon Brothers Investors Fund: In the Growth and Income category, for the three- and five-year periods ending 12/31/96, the Fund received a Five-star ranking by Morningstar. The Fund received a Four-star ranking for the 10-year performance ending 12/31/96. Please note that Salomon Brothers Asset Management Inc began managing this Fund May 1, 1990. Prior to this period, the Fund was managed by another investment advisor.

Morningstar ratings reflect risk-adjusted performance, are subject to change monthly and are calculated from the subject funds' three-, five- and ten-year average annual total returns in excess of the return on 90-day Treasury bills. Average annual total returns include changes in share price and reinvestment of dividends and distributions. Ten percent of the top performing funds in a Morningstar investment category receive five stars. Information provided by Morningstar Mutual Funds publication, December 6, 1996.

(4) See the chart on page 5 for complete information on the performance of all the Fund's classes of shares. Each class bears certain different expenses, which causes the performance to vary among the classes. Please note that Salomon Brothers Asset Management Inc began managing this Fund May 1, 1990. Prior to this period, the Fund was managed by another investment advisor.

(5) See the chart on page 7 for complete information on the performance of all the Fund's classes of shares. Each class bears certain different expenses, which causes the performance to vary among the classes.

(6) See the chart on page 9 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

(7) See the chart on page 11 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

(8) See the chart on page 13 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

(9) The Salomon Brothers High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1996, the Index returns are for the period March 1, 1996 through December 31, 1996.

(10) See the chart on page 16 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

(11) The Salomon Brothers Broad Investment Grade Bond Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1996, the Index returns are for the period March 1, 1996 through December 31, 1996.

(12) See the chart on page 19 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

(13) The Salomon Brothers 1-5 Treasury Bond Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1996, the Index returns are for the period March 1, 1996 through December 31, 1996.

(14) See the chart on page 21 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

(15) The Lehman Brothers 1-10 year Municipal Bond Index is the weighted average of the 1,3,5,7, and 10 year indices. The Lehman Brother 1-10 year Municipal Bond Index is valued at month-end only.

(16) See the chart on page 23 for complete information on the performance of all the Fund's classes of shares. Each class bears certain expenses, which causes the performance to vary among the classes.

'D' Return does not reflect the deduction of any sales charge.

'DD' Lipper Analytical Services, an industry recognized analysis company, calculates rankings based on total return performance of funds within each category. Lipper rankings change monthly and do not reflect the effects of sales charges. Accordingly, the results in this table for the Class A, Class B and Class C shares of each Fund do not reflect the effect of the sales charges applicable to each Class, which are described in the footnotes below. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains. Class A shares are subject to an annual 12b-1 service fee of .25% of the value of the average daily net assets. Class B and Class C shares are subject to an annual 12b-1 service and distribution fee of 1.00%. Class O shares are not subject to an annual 12-b-1 fee.

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear an ongoing annual 12b-1 service fee of .25%.

** Maximum contingent deferred sales charge for Class B and C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares are subject to annual 12b-1 service and distribution fees in an aggregate amount of 1.00%.

*** Each Fund offers Class O shares to existing Class O shareholders in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and services fees.

'SS' Total Returns are not annualized.

GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class
A) and the contingent deferred sales charge (Class B and C). The average annual return for a period less than one year has not been annualized. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect a voluntary expense cap (except for Investors and Capital Fund) imposed by SBAM to limit total Fund operating expenses. Absent this expense cap, Fund expenses would be higher and returns lower. As a result, the expense caps had a material effect on the ranking of each Class of each Fund in its relevant Lipper category. In addition, the expense caps had a material effect on how each Class of each Fund performed relative to the relevant index.

                             [This page intentionally left blank]

Portfolio of Investments (December 31, 1996)

SALOMON BROTHERS ASIA GROWTH FUND

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Common Stocks -- 91.7%
           Hong Kong -- 32.3%
 53,600    Asia Satellite Telecommunications Holdings*....................................$  124,393
116,000    ASM Pacific Technology.........................................................    89,986
 15,800    Bank of East Asia Hong Kong....................................................    70,272
 14,000    Cheung Kong....................................................................   124,442
 59,000    Cheung Kong Infrastructure*....................................................   156,377
162,000    China Overseas Land & Investment...............................................    82,210
 85,000    China Resources Beijing Land*..................................................    53,850
 78,000    China Resources Enterprises....................................................   175,474
 70,000    Cosco Pacific..................................................................    81,453
 19,000    Dickson Concepts International.................................................    71,239
 48,000    First Pacific..................................................................    62,370
 62,000    Giordano Holdings..............................................................    52,906
 86,000    Guang Nan Holdings.............................................................    73,941
  4,900    Guangdong Tannery*.............................................................     1,235
  3,000    HSBC Holdings..................................................................    64,193
 20,000    Hutchison Whampoa..............................................................   157,088
 36,000    Hysan Development..............................................................   143,358
115,000    Kerry Properties*..............................................................   315,211
 17,000    New World Development..........................................................   114,843
150,000    Qingling Motors................................................................    82,908
 18,000    Shanghai Industrial Holdings*..................................................    65,628
290,000    Shanghai Petrochemical.........................................................    88,112
172,000    USI Holdings...................................................................    80,057
                                                                                          ----------
                                                                                           2,331,546
                                                                                          ----------

           India -- 9.9%
 22,300    Arvind Mills-- GDR.............................................................   101,465
  7,200    Ashok Leyland-- GDR............................................................    67,680
  8,000    Gujarat Ambuja Cements-- GDR...................................................    68,800
  6,000    Industrial Credit & Investment-- GDR...........................................    58,500
 10,000    Mahindra & Mahindra-- GDR......................................................   117,500
  5,100    Reliance Industries-- GDR......................................................    61,200
  7,950    State Bank of India-- GDR......................................................   138,092
  9,400    Tata Engineering & Locomotive-- GDR............................................    99,875
                                                                                          ----------
                                                                                             713,112
                                                                                          ----------

           Indonesia -- 3.2%
 37,500    Lippo Karawaci (a)*............................................................    42,866
 50,000    PT Inti Indorayon Utama (a)....................................................    37,045
 78,000    PT Lippo Life Insurance (a)....................................................    71,825
 44,000    PT Telekomunikasion (a)........................................................    75,910
                                                                                          ----------
                                                                                             227,646
                                                                                          ----------

           Korea -- 4.7%
  3,800    Dong Ah Construction...........................................................    80,947
  1,500    Hanwha Chemical................................................................    11,627
  4,532    Korea Mobile Telecommunications--ADR*..........................................    58,350
  4,800    LG Electronics.................................................................    60,781
  1,400    LG Information & Communication.................................................    89,467
  2,740    Shinhan Bank...................................................................    37,290
                                                                                          ----------
                                                                                             338,462
                                                                                          ----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------

           Malaysia -- 14.3%
 13,000    Ekran..........................................................................$   54,563
 26,000    IJM, Class A...................................................................    61,255
 67,000    IOI............................................................................   102,934
 12,000    Kian Joo Can Factory...........................................................    66,521
 25,000    Land & General Holdings........................................................    59,889
 35,000    Leader Universal Holdings......................................................    73,451
 14,000    Malakoff.......................................................................    68,739
 40,000    MBM Resources..................................................................    85,528
 76,000    Pernas International Holdings..................................................    92,687
 16,000    Rashid Hussein.................................................................   105,801
 63,000    Renong.........................................................................   111,756
 17,000    United Engineers...............................................................   153,475
                                                                                          ----------
                                                                                           1,036,599
                                                                                          ----------

           Pakistan -- 0.4%
  4,420    Pakistan State Oil.............................................................    28,562
                                                                                          ----------

           Philippines -- 3.6%
137,000    Ayala Land, Series B...........................................................   156,275
125,000    Belle*.........................................................................    34,696
 78,000    Pilipino Telephone.............................................................    65,989
                                                                                          ----------
                                                                                             256,960
                                                                                          ----------

           Singapore -- 8.1%
  8,000    Cycle & Carriage...............................................................    97,763
 13,000    Hong Leong Finance (a).........................................................    45,151
 20,000    Sembawang......................................................................   105,767
  2,500    Singapore Press Holdings (a)...................................................    49,310
 15,000    United Overseas Bank (a).......................................................   167,226
 42,000    Wing Tai Holdings..............................................................   120,060
                                                                                          ----------
                                                                                             585,277
                                                                                          ----------

           Sri Lanka -- 0.5%
162,800    Asia Capital*..................................................................    22,240
 26,000    United Motors Lanka............................................................    12,661
                                                                                          ----------
                                                                                              34,901
                                                                                          ----------

           Taiwan -- 10.9%
 31,000    Accton Technology*.............................................................   110,473
 23,000    Cathay Life Insurance..........................................................   146,364
 63,000    China Steel....................................................................    59,105
 54,843    First International Computer*..................................................   104,700
 30,000    Formosa Plastics...............................................................    75,273
 28,000    International Commercial Bank China............................................    85,527
133,000    Pacific Construction*..........................................................   113,655
 71,690    Yang Ming Marine Transport.....................................................    94,891
                                                                                          ----------
                                                                                             789,988
                                                                                          ----------


                 See accompanying notes to financial statements

SALOMON BROTHERS ASIA GROWTH FUND (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Thailand -- 3.8%
 13,650    Bangkok Bank...................................................................$  101,659
 18,000    Dhana Siam Finance (a).........................................................    42,814
 15,000    Property Perfect...............................................................    14,915
 16,800    Thai Farmers Bank..............................................................    81,884
 41,000    Thai Telephone & Telecommunications (a)*.......................................    36,770
                                                                                          ----------
                                                                                             278,042
                                                                                          ----------

           Total Common Stocks
             (cost $6,667,747)............................................................ 6,621,095
                                                                                          ----------
           Warrants* -- 2.6%

370,000    China Resources, expires 08/28/97..............................................    53,578
126,000    Credit Lyonnais Finance, expires 10/23/97......................................    36,654
2,050,000  Guandong Investments Call, expires 11/27/97....................................    51,419
800,000    Lai Sun Call, expires 11/13/97.................................................    22,755
120,000    Shanghai & Shenzen, expires 11/20/97...........................................    25,680
                                                                                          ----------

           Total Warrants
             (cost $116,053)..............................................................   190,086
                                                                                          ----------

Contracts
---------
           Purchased Options* -- 0.8%
 48,000    Hysan Call (expiring 01/17/97, exercise price $25.3575)........................    33,822
    401    Hang Seng Index OTC Put (expiring 4/2/97, exercise price 13,500 HKD)...........    26,441
                                                                                          ----------
           Total Purchased Options
             (cost $34,452)...............................................................    60,263
                                                                                          ----------
           Total Investments -- 95.1%
             (cost $6,818,252)............................................................ 6,871,444
           Other assets in excess of liabilities -- 4.9%..................................   353,924
                                                                                          ----------
           Net Assets -- 100.0% ..........................................................$7,225,368
                                                                                          ==========




*   Non-income producing security.
(a) Foreign Shares
Abbreviations used in this statement:
ADR     American Depository Receipt
GDR     Global Depository Receipt
HKD     Hong Kong Dollar
OTC     Over The Counter







                 See accompanying notes to financial statements

SALOMON BROTHERS CAPITAL FUND INC

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stock -- 93.6%
          Basic Industries -- 5.0%
  25,000  Guilford Mills...............................................................  $   665,625
  65,000  Nalco Chemical...............................................................    2,348,125
  60,000  OM Group.....................................................................    1,620,000
  40,000  Steel Dynamics *.............................................................      765,000
  30,000  Union Camp...................................................................    1,432,500
                                                                                         -----------
                                                                                           6,831,250
                                                                                         -----------

          Capital Goods -- 6.2%
  45,000  Fluor........................................................................    2,823,750
  55,000  Gulfstream Aerospace *.......................................................    1,333,750
  50,000  Lear *.......................................................................    1,706,250
  50,000  Tyco International...........................................................    2,643,750
                                                                                         -----------
                                                                                           8,507,500

                                                                                         -----------

          Consumer Cyclicals -- 16.7%
  20,000  Eastman Kodak................................................................    1,605,000
  40,000  Federated Department Stores *................................................    1,365,000
 125,000  Fine Host *..................................................................    2,406,250
  60,000  Ford Motor...................................................................    1,912,500
  25,000  General Motors...............................................................    1,393,750
 192,500  Hollinger....................................................................    1,780,625
  20,000  Hollinger International......................................................      230,000
  30,000  Magna International, Class A.................................................    1,672,500
  40,000  Omnicom Group................................................................    1,830,000
 140,000  Price/Costco *...............................................................    3,517,500
  30,000  Quality Dining *.............................................................      536,250
 100,000  Sears, Roebuck...............................................................    4,612,500
                                                                                         -----------
                                                                                          22,861,875

                                                                                         -----------

          Consumer Non-Cyclicals -- 16.6%
  75,000  Coca-Cola Enterprises........................................................    3,637,500
 400,000  Food Lion....................................................................    4,050,000
 100,000  Hormel Foods.................................................................    2,700,000
 100,000  Kroger *.....................................................................    4,650,000
  15,000  Loews........................................................................    1,413,750
  75,000  Penn Traffic *...............................................................      271,875
  15,000  Philip Morris Companies......................................................    1,689,375
  60,000  Pittston Brink's Group.......................................................    1,620,000
  30,000  Ryland Group.................................................................      412,500
 100,000  Whitman......................................................................    2,287,500
                                                                                         -----------
                                                                                          22,732,500
                                                                                         -----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------

          Energy -- 15.3%
  15,000  Amoco........................................................................  $ 1,207,500
  40,000  Ashland......................................................................    1,755,000
  45,000  Devon Energy.................................................................    1,563,750
  75,000  Holly........................................................................    2,006,250
  20,000  Nuevo Energy *...............................................................    1,040,000
  10,000  Oryx Energy Company *........................................................      247,500
  80,000  Sun..........................................................................    1,950,000
  20,000  Tejas Gas *..................................................................      952,500
  75,000  Ultramar Diamond Shamrock....................................................    2,371,875
 150,000  Union Pacific Resources Group................................................    4,387,500
  90,000  Williams Companies...........................................................    3,375,000
                                                                                         -----------
                                                                                          20,856,875
                                                                                         -----------

          Financial Services -- 10.2%
  20,000  Bank of Boston...............................................................    1,285,000
 100,000  Bank of New York.............................................................    3,375,000
  15,000  Chase Manhattan Bank.........................................................    1,338,750
 100,000  Dime Bancorp *...............................................................    1,475,000
  30,000  Glendale Federal Bank *......................................................      697,500
  15,000  Long Island Bancorp..........................................................      525,000
  40,000  Mercantile Bankshares........................................................    1,280,000
  20,000  MGIC Investment .............................................................    1,520,000
  55,000  Travelers Group..............................................................    2,495,625
                                                                                         -----------
                                                                                          13,991,875
                                                                                         -----------

          Health Care -- 8.4%
  35,000  Aetna........................................................................    2,800,000
  90,000  Columbia/HCA Healthcare......................................................    3,667,500
  20,000  Rhone-Poulenc Rorer..........................................................    1,562,500
  50,000  SmithKline Beecham-- ADR.....................................................    3,400,000
                                                                                         -----------
                                                                                          11,430,000
                                                                                         -----------

          Technology -- 8.4%
  20,000  BA Merchant Services, Class A *..............................................      357,500
  62,000  Electric Fuel *..............................................................      434,000
  45,000  First Data...................................................................    1,642,500
  10,000  International Business Machines..............................................    1,510,000
  90,000  Plantronics *................................................................    4,050,000
 100,000  S3 *.........................................................................    1,625,000
  75,000  Silicon Graphics *...........................................................    1,912,500
                                                                                         -----------
                                                                                          11,531,500

                                                                                         -----------

          Telecommunications & Utilities -- 2.6%
  80,000  AT&T.........................................................................    3,480,000
                                                                                         -----------

          Transportation -- 4.2%
  75,000  Canadian National Railway....................................................    2,850,000
 110,000  Canadian Pacific.............................................................    2,915,000
                                                                                         -----------
                                                                                           5,765,000
                                                                                         -----------

          Total Common Stocks
            (cost $106,691,533)........................................................  127,988,375
                                                                                         -----------


                 See accompanying notes to financial statements

SALOMON BROTHERS CAPITAL FUND INC (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Convertible Preferred Stocks -- 2.2%
          Capital Goods--1.1%
  30,000  Crown Cork & Seal 4.50%......................................................   $1,560,000
                                                                                         -----------

          Consumer Cyclicals--1.1%
 125,000  Hollinger International 9.75%................................................    1,437,500
                                                                                         -----------

          Total Convertible Preferred Stocks
            (cost $2,549,313)..........................................................    2,997,500
                                                                                         -----------
Principal
Amount
---------
              Corporate Bonds--1.5%

              Consumer Non-Cyclicals--1.5%
$ 3,500,000   Penn Traffic, 9.625%, due 04/15/05 (cost $1,963,300)......................... 2,021,250

                                                                                           -----------
Contracts
----------
              Purchased Options*--0.1%
         50   S&P Midcap Index Call
                (expiring January 1997, exercise price $240)...............................     76,875
        100   S&P Midcap Index Call
                (expiring January 1997, exercise price $265)...............................      6,875
        100   S&P 500 Index Call
                (expiring January 1997, exercise price $800)...............................      3,750
                                                                                           -----------

              Total Purchased Options
                (cost $148,250)...........................................................      87,500
                                                                                           -----------

              Total Investments--97.4%
                (cost $111,352,396)......................................................  133,094,625
Principal
Amount
---------
              Repurchase Agreement--2.7%

$ 3,667,000   Repurchase Agreement, 6.75%, due 01/02/97, dated
              12/31/96, with UBS Securities, collateralized by
              $3,029,000 U.S. Treasury Bonds, 8.75%, due
              05/15/17 valued at $3,740,815; proceeds: $3,668,375
              (cost $3,667,000)..........................................................    3,667,000
              Liabilities in excess of other assets--(0.1%)..............................     (126,255)
                                                                                          ------------

              Net Assets--100.0%.....................................................     $136,635,370
                                                                                          ============


*   Non-income producing security.
Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

SALOMON BROTHERS INVESTORS FUND INC

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stocks--94.7%
          Basic Industries--8.3%
  90,700  Crown Cork & Seal............................................................  $ 4,931,813
  96,000  Du Pont (E.I.) de Nemours....................................................    9,060,000
   7,800  Millennium Chemicals.........................................................      138,450
 150,000  Nalco Chemical...............................................................    5,418,750
 318,000  OM Group.....................................................................    8,586,000
 265,000  Praxair......................................................................   12,223,125
 100,000  Union Camp...................................................................    4,775,000
                                                                                         -----------
                                                                                          45,133,138
                                                                                         -----------

          Capital Goods--8.5%
 100,000  AlliedSignal.................................................................    6,700,000
 115,500  Deere........................................................................    4,692,188
  77,500  General Electric.............................................................    7,662,813
 385,000  Gulfstream Aerospace *.......................................................    9,336,250
 225,000  Tyco International...........................................................   11,896,875
 100,000  York International...........................................................    5,587,500
                                                                                         -----------
                                                                                          45,875,626
                                                                                         -----------

          Consumer Cyclicals--11.4%
 100,000  Eastman Kodak................................................................    8,025,000
 140,000  Federated Department Stores *................................................    4,777,500
  72,000  Ford Motor...................................................................    2,295,000
  80,000  General Motors...............................................................    4,460,000
 366,500  Host Marriott *..............................................................    5,864,000
 195,000  Lear *.......................................................................    6,654,375
  70,000  Magna International, Class A.................................................    3,902,500
 300,000  Price/Costco *...............................................................    7,537,500
 168,200  Sears, Roebuck...............................................................    7,758,225
 105,000  Sherwin-Williams.............................................................    5,880,000
 132,200  U.S. Industries *............................................................    4,544,375
                                                                                         -----------
                                                                                          61,698,475
                                                                                         -----------

          Consumer Non-Cyclicals--9.5%
 191,700  Coca-Cola Enterprises........................................................    9,297,450
 105,000  ConAgra......................................................................    5,223,750
  70,000  Estee Lauder Companies, Class A..............................................    3,561,250
 175,400  Hormel Foods.................................................................    4,735,800
 209,200  Kroger *.....................................................................    9,727,800
  50,000  Loews........................................................................    4,712,500
  99,000  Penn Traffic *...............................................................      358,875
  60,500  Philip Morris Companies......................................................    6,813,813
 250,000  Pittston Brink's Group.......................................................    6,750,000
                                                                                         -----------
                                                                                          51,181,238
                                                                                         -----------





                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Energy--11.8%
 113,500  Amoco........................................................................  $ 9,136,750
  85,000  Chevron......................................................................    5,525,000
  75,000  Dresser Industries...........................................................    2,325,000
  92,700  Mobil........................................................................   11,332,575
  69,000  Royal Dutch Petroleum, 5 Guilder.............................................   11,781,750
 150,000  Suncor.......................................................................    6,206,250
 133,557  TOTAL-- ADR..................................................................    5,375,669
 131,613  Union Pacific Resources Group................................................    3,849,663
 215,700  Williams Companies...........................................................    8,088,750
                                                                                         -----------
                                                                                          63,621,407
                                                                                         -----------

          Financial Services--14.8%
  57,500  ADVANTA, Class B.............................................................    2,350,313
  85,600  American Express.............................................................    4,836,400
  78,300  Associates First Capital.....................................................    3,454,988
 157,500  Bank of Boston...............................................................   10,119,375
 414,400  Bank of New York.............................................................   13,986,000
  29,000  Chase Manhattan Bank.........................................................    2,588,250
 146,000  Dime Bancorp *...............................................................    2,153,500
  73,500  Federal Home Loan Mortgage Corporation.......................................    8,094,188
  57,500  Federal National Mortgage Association........................................    2,141,875
 110,000  Long Island Bancorp..........................................................    3,850,000
  82,500  MGIC Investment..............................................................    6,270,000
 175,000  SunAmerica...................................................................    7,765,625
 277,686  Travelers Group..............................................................   12,599,999
                                                                                         -----------
                                                                                          80,210,513
                                                                                         -----------

          Health Care--11.6%
 106,500  Aetna........................................................................    8,520,000
 120,000  American Home Products.......................................................    7,035,000
 210,000  Astra AB, Class A............................................................   10,378,126
 360,000  Columbia/HCA Healthcare......................................................   14,670,000
 125,000  Rhone-Poulenc Rorer..........................................................    9,765,625
 180,000  SmithKline Beecham-- ADR.....................................................   12,240,000
                                                                                         -----------
                                                                                          62,608,751
                                                                                         -----------

          Real Estate Investment Trusts--5.2%
 235,000  Arden Realty Group...........................................................    6,521,250
 112,000  Beacon Properties............................................................    4,102,000
 150,000  Highwoods Properties.........................................................    5,062,500
 149,500  Patriot American Hospitality.................................................    6,447,188
 178,100  Sun Communities..............................................................    6,144,450
                                                                                         -----------
                                                                                          28,277,388
                                                                                         -----------






                 See accompanying notes to financial statements

SALOMON BROTHERS INVESTORS FUND INC (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
  Shares  Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------

          Technology--7.4%
  80,000  BA Merchant Services, Class A *..............................................  $ 1,430,000
 162,500  Ceridian *...................................................................    6,581,250
  35,500  DST Systems *................................................................    1,113,813
 379,000  First Data...................................................................   13,833,500
  16,000  First USA Paymentech *.......................................................      542,000
  46,000  International Business Machines..............................................    6,946,000
  30,000  National Data................................................................    1,305,000
  56,600  Plantronics *................................................................    2,547,000
  90,239  Seagate Technology *.........................................................    3,564,441
  75,500  Silicon Graphics *...........................................................    1,925,250
                                                                                         -----------
                                                                                          39,788,254
                                                                                         -----------

          Telecommunications & Utilities--1.3%
 156,400  AT&T.........................................................................    6,803,400
                                                                                         -----------

          Transportation--4.9%
 375,000  Canadian National Railway....................................................   14,250,000
 365,000  Canadian Pacific.............................................................    9,672,500
  45,000  Union Pacific................................................................    2,705,625
                                                                                         -----------
                                                                                          26,628,125
                                                                                         -----------

          Total Common Stocks
            (cost $341,266,581)........................................................  511,826,315

                                                                                         -----------

              Convertible Preferred Stocks--0.5%
              Financial Services--0.5%
     65,000   SunAmerica $3.188 (cost $2,437,500)......................................    2,746,250
                                                                                         -----------
Principal
Amount
--------
              Convertible Corporate Bonds--0.9%

              Consumer Cyclicals--0.4%
$ 2,000,000   Federated Department Stores, 5.00%, due 10/01/03 .........................   2,295,000
                                                                                         -----------

              Financial Services--0.5%
  2,500,000   National Data, 5.00%, due 11/01/03........................................   2,593,750
                                                                                         -----------

              Total Convertible Corporate Bonds
                (cost $4,522,368).......................................................   4,888,750
                                                                                         -----------

              Total Investments--96.1%
                (cost $348,226,449)....................................................  519,461,315

              Repurchase Agreement--3.9%

 21,222,000   Repurchase Agreement, 6.75%, due 01/02/97, dated 12/31/96, with UBS Securities, collateralized by $18,191,000
              U.S. Treasury Bonds, 8.125%, due 8/15/19,
              valued at $21,647,290; proceeds: $21,229,958
              (cost $21,222,000)........................................................  21,222,000
              Liabilities in excess of other assets--(0.0%)............................      (25,489)

                                                                                        ------------
              Net Assets--100.0%....................................................... $540,657,826
                                                                                        ============



*   Non-income producing security.
Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

SALOMON BROTHERS TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stocks--44.7%
          Basic Industries--6.5%
   5,000  Aluminum Company of America..................................................   $  318,750
   4,600  Dow Chemical.................................................................      360,525
   7,000  Du Pont (E.I.) de Nemours....................................................      660,625
  10,000  Monsanto.....................................................................      388,750
  16,000  Nalco Chemical...............................................................      578,000
  11,000  Petrolite....................................................................      528,000
  12,000  Union Camp...................................................................      573,000
                                                                                         -----------
                                                                                           3,407,650
                                                                                         -----------

          Capital Goods--2.4%
   4,800  Boeing.......................................................................      510,600
   8,000  Deere........................................................................      325,000
   5,000  Raytheon.....................................................................      240,625
   2,200  Textron......................................................................      207,350
                                                                                         -----------
                                                                                           1,283,575
                                                                                         -----------

          Consumer Cyclicals--5.3%
  13,000  Eastman Kodak................................................................    1,043,250
  14,000  Ford Motor...................................................................      446,250
   5,000  General Motors...............................................................      278,750
   9,100  May Department Stores........................................................      425,425
   7,499  Price/Costco *...............................................................      188,412
  10,000  Ryland Group.................................................................      137,500
   5,700  Sears, Roebuck...............................................................      262,913
                                                                                         -----------
                                                                                           2,782,500
                                                                                         -----------

          Consumer Non-Cyclicals--2.5%
  75,000  Food Lion....................................................................      759,375
   5,000  Philip Morris Companies......................................................      563,125
                                                                                         -----------
                                                                                           1,322,500
                                                                                         -----------

          Energy--8.5%
   6,500  Amoco........................................................................      523,250
  16,000  Dresser Industries...........................................................      496,000
   4,000  Exxon........................................................................      392,000
   2,000  Mobil........................................................................      244,500
   2,000  Royal Dutch Petroleum, 5 Guilder.............................................      341,500
  12,500  Sun..........................................................................      304,688
  20,000  Suncor.......................................................................      827,500
   3,000  Texaco.......................................................................      294,375
  17,000  USX-Marathon Group...........................................................      405,875
  18,000  Williams Companies...........................................................      675,000
                                                                                         -----------
                                                                                           4,504,688
                                                                                         -----------

          Financial Services--5.1%
   8,000  Allstate.....................................................................      463,000
  10,000  Bay View Capital.............................................................      423,750
   2,500  Cigna........................................................................      341,563
   5,300  Citicorp.....................................................................      545,900
  10,000  First Virginia Banks.........................................................      478,750
   6,000  UNUM.........................................................................      433,500
                                                                                         -----------
                                                                                           2,686,463
                                                                                         -----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Health Care--3.4%
   6,000  Aetna........................................................................   $  480,000
   9,000  American Home Products.......................................................      527,625
  11,200  SmithKline Beecham--ADR.......................................................     761,600
                                                                                         -----------
                                                                                           1,769,225
                                                                                         -----------

          Real Estate Investment Trusts--5.9%
  20,000  Arden Realty Group...........................................................      555,000
  21,000  Beacon Properties............................................................      769,125
  22,000  Highwoods Properties.........................................................      742,500
  15,000  Patriot American Hospitality.................................................      646,875
  18,000  Prentiss Properties Trust *..................................................      450,000
                                                                                         -----------
                                                                                           3,163,500
                                                                                         -----------

          Telecommunications & Utilities--2.8%
   6,000  American Electric Power......................................................      246,750
   5,000  Ameritech....................................................................      303,125
  10,000  AT&T.........................................................................      435,000
  11,000  GTE..........................................................................      500,500
                                                                                         -----------
                                                                                           1,485,375
                                                                                         -----------

          Transportation--2.3%
  32,000  Canadian National Railway....................................................    1,216,000
                                                                                         -----------
          Total Common Stocks
            (cost $19,765,803).........................................................   23,621,476
                                                                                         -----------
          Convertible Preferred Stocks--4.7%

          Basic Industries--0.8%
   3,000  AK Steel Holdings 7.00%......................................................      105,750
   4,000  Boise Cascade $1.58..........................................................      104,500
   4,000  Crown Cork & Seal 4.50%......................................................      208,000
                                                                                         -----------
                                                                                             418,250
                                                                                         -----------

          Consumer Cyclicals--0.5%
  15,000  Hollinger International 9.75%................................................      172,500
   2,000  Host Marriott 6.75%..........................................................      107,250
                                                                                         -----------
                                                                                             279,750
                                                                                         -----------

          Consumer Non-Cyclicals--0.2%
   2,000  James River $3.50............................................................      103,500
                                                                                         -----------

          Energy--2.0%
   2,500  Ashland $3.125...............................................................      171,563
   6,500  Enron 6.25%..................................................................      156,000
  30,000  Mesa 8.00% (a)...............................................................      191,250
   7,500  Sun $1.80....................................................................      188,438
   3,000  Tosco 5.75%..................................................................      154,500
   2,000  Ultramar Diamond Shamrock 5.00%..............................................      123,000
   2,500  USX 6.75%....................................................................       65,938
                                                                                         -----------
                                                                                           1,050,689
                                                                                         -----------




                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                     Interest             Maturity            Value
Shares    Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Financial Services--0.6%
   2,500  Finova Finance Trust 5.50%...................................................     $131,250
   3,000  Glendale Federal Bank 8.75%..................................................      176,250
                                                                                         -----------

                                                                                             307,500
                                                                                         -----------

          Health Care--0.3%
   2,000  Aetna 6.25%..................................................................      158,750
                                                                                         -----------

          Technology--0.3%
   2,000  Microsoft $2.196.............................................................      160,250
                                                                                         -----------
          Total Convertible Preferred Stocks
            (cost $2,284,669)..........................................................    2,478,689
                                                                                         -----------
Principal
Amount
--------
          Corporate Bonds--21.5%

          Basic Industries--3.9%
$100,000  Algoma Steel...............................      12.375%       07/15/05            108,000
 200,000  Alvey Systems..............................      11.375        01/31/03            208,500
 200,000  Clark-Schwebel.............................      10.500        04/15/06            214,000
 100,000  Crown Paper................................      11.000        09/01/05             94,000
 100,000  Foamex.....................................      11.875        10/01/04            106,750
 200,000  Four M.....................................      12.000        06/01/06            208,000
 200,000  Norcal Waste Systems.......................      13.000        11/15/05            221,000
 375,000  Pohang Iron & Steel........................       7.500        08/01/02            385,586
 100,000  Renco Metals...............................      11.500        07/01/03            104,500
 200,000  Southdown..................................      10.000        03/01/06            211,000
 200,000  Specialty Equipment........................      11.375        12/01/03            218,500
                                                                                         -----------
                                                                                           2,079,836
                                                                                         -----------

          Consumer Cyclicals--3.2%
  50,000  Continental Homes Holding..................       6.875        11/01/02             52,938
 150,000  Finlay Fine Jewelry........................      10.625        05/01/03            150,750
 100,000  Guitar Center Management...................      11.000        07/01/06            106,000
 100,000  Herff Jones................................      11.000        08/15/05            107,500
 200,000  Hines Horticulture.........................      11.750        10/15/05            214,000
 100,000  Jitney-Jungle Stores.......................      12.000        03/01/06            105,750
 200,000  Revlon Worldwide (b).......................      10.379        03/15/98            172,000
 100,000  Speedy Muffler King........................      10.875        10/01/06            106,625
 380,000  Stand Credit Card Master Trust.............       7.850        02/07/02            395,675
  50,000  U.S. Home..................................       4.875        11/01/05             44,250
 200,000  Wyndham Hotel..............................      10.500        05/15/06            213,000
                                                                                         -----------
                                                                                           1,668,488
                                                                                         -----------






                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount    Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------

          Consumer Non-Cyclicals--4.8%
$100,000  American Safety Razor......................       9.875%       08/01/05         $  106,250
 100,000  Americold..................................      12.875        05/01/08            103,500
 200,000  Berry Plastics.............................      12.250        04/15/04            221,000
 100,000  Borg-Warner................................       9.125        05/01/03             98,000
 100,000  Carr-Gottstein Foods.......................      12.000        11/15/05            106,750
 100,000  Cobb Theatres..............................      10.625        03/01/03            105,750
 150,000  Doane Products.............................      10.625        03/01/06            159,750
 150,000  Eyecare Centers of America.................      12.000        10/01/03            162,750
 100,000  Iron Mountain..............................      10.125        10/01/06            106,000
 200,000  Jordan Industries..........................      10.375        08/01/03            197,000
 200,000  Radnor Holdings............................      10.000        12/01/03            204,000
 200,000  Rayovac....................................      10.250        11/01/06            206,000
 200,000  Remington Product..........................      11.000        05/15/06            171,000
 100,000  Samsonite..................................      11.125        07/15/05            109,500
 100,000  Selmer.....................................      11.000        05/15/05            108,000
 200,000  Stroh Brewery..............................      11.100        07/01/06            209,500
 200,000  Trump Atlantic City........................      11.250        05/01/06            198,000
                                                                                         -----------
                                                                                           2,572,750
                                                                                         -----------

          Energy--0.8%
 200,000  Cliffs Drilling............................      10.250        05/15/03            212,750
 200,000  National Energy Group......................      10.750        11/01/06            208,000
                                                                                         -----------
                                                                                             420,750
                                                                                         -----------

          Financial Services--4.2%
 495,000  Associates N.A.............................       5.600        01/15/01            477,175
 275,000  Commercial Credit..........................       6.875        05/01/02            277,076
 200,000  Dollar Financial...........................      10.875        11/15/06            207,000
 525,000  Ford Motor Credit..........................       6.250        12/08/05            497,427
 250,000  Mellon Financial...........................       9.750        06/15/01            277,920
 350,000  Nationsbank Credit Card Master Trust.......       6.450        04/15/03            351,313
 100,000  USL Capital................................       8.125        02/15/00            104,450
                                                                                         -----------
                                                                                           2,192,361
                                                                                         -----------

          Health Care--0.8%
 300,000  Aetna......................................       7.625        08/15/26            302,502
 100,000  Fresenius Medical Care.....................       9.000        12/01/06            101,750
                                                                                         -----------
                                                                                             404,252
                                                                                         -----------

          Media--1.7%
 200,000  American Media Operation...................      11.625       11/15/04             215,000
 200,000  Cablevision Systems........................      10.500       05/15/16             206,500
 200,000  Diamond Cable
            (Zero Coupon until 12/15/00, 11.75%
            thereafter) (b)..........................      11.750       12/15/05             144,000
 200,000  Marcus Cable
            (Zero Coupon until 12/15/00, 14.125%
            thereafter) (b)..........................      12.921        12/15/05            141,250
 100,000  SFX Broadcasting...........................      10.750        05/15/06            105,500
 150,000  United International Holdings (b)..........      13.187        11/15/99            106,500
                                                                                         -----------
                                                                                             918,750
                                                                                         -----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                               Interest         Maturity            Value
Amount    Description                                     Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Technology--1.1%
$200,000  Exide Electronics Group, including 200 warrants  11.500%       03/15/06        $   219,000
 100,000  Talley Manufacturing & Technology..........      10.750        10/15/03            103,250
 100,000  UNC........................................      11.000        06/01/06            107,500
 150,000  Xilinx.....................................       5.250        11/01/02            149,250
                                                                                         -----------
                                                                                             579,000
                                                                                         -----------

          Telecommunications & Utilities--1.0%
 200,000  Arch Communications Group
            (Zero Coupon until 03/15/01, 10.875%
            thereafter) (b)........................        10.875        03/15/08            114,000
 125,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
            thereafter) (b).........................       12.725        09/15/05             88,125
 150,000  International CableTel
            (Zero Coupon until 02/01/01, 11.500%
            thereafter) (b).........................       11.804        02/01/06            102,000
 200,000  Western Wireless..........................       10.500        06/01/06            209,500
                                                                                         -----------
                                                                                             513,625
                                                                                         -----------
          Total Corporate Bonds
            (cost $11,125,665).......................                                     11,349,812
                                                                                         -----------
          Convertible Corporate Bonds--7.4%

          Basic Industries--0.5%
 150,000  Coeur D'Alene Mines........................      6.375        01/31/04             140,250
 100,000  Inco.......................................      5.750        07/01/04             123,000
                                                                                         -----------
                                                                                             263,250
                                                                                         -----------

          Consumer Cyclicals--2.4%
 100,000  Charming Shoppes...........................      7.500         07/15/06             99,500
 150,000  Federated Department Stores................      5.000         10/01/03            172,125
 125,000  Guilford Mills.............................      6.000         09/15/12            126,875
 750,000  Hollinger (b)..............................      6.607         10/05/13            266,250
 200,000  Home Depot.................................      3.250         10/01/01            195,000
 150,000  Magna International........................      5.000         10/15/02            172,125
  75,000  Price/Costco...............................      5.500         02/28/12             78,750
 150,000  Waban......................................      6.500         07/01/02            163,875
                                                                                         -----------
                                                                                           1,274,500
                                                                                         -----------

          Consumer Non-Cyclicals--0.8%
 450,000  Texas Instruments..........................      6.125         02/01/06            424,665
                                                                                         -----------

          Energy--0.6%
 200,000  Baker Hughes (b)...........................      3.246         05/05/08            151,000
 150,000  Pennzoil...................................      4.750         10/01/03            175,500
                                                                                         -----------
                                                                                             326,500
                                                                                         -----------

          Financial Services--0.7%
  75,000  First Financial Management.................      5.000         12/15/99            129,281
 200,000  Sandoz Capital.............................      2.000         10/06/02            216,000
                                                                                         -----------
                                                                                             345,281
                                                                                         -----------


                 See accompanying notes to financial statements

SALOMON BROTHERS TOTAL RETURN FUND (concluded)

-----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount    Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Technology--1.6%
$200,000  Data General...............................      7.750%        06/01/01           $206,000
  50,000  General Signal.............................      5.750         06/01/02             54,750
 150,000  National Data..............................      5.000         11/01/03            155,625
  75,000  Quantum....................................      5.000         03/01/03            104,531
 150,000  S3.........................................      5.750         10/01/03            168,000
 300,000  Silicon Graphics (b).......................      3.836         11/02/13            157,875
                                                                                         -----------
                                                                                             846,781
                                                                                         -----------

          Telecommunications & Utilities--0.5%
 750,000  U.S. Cellular (b)..........................      5.573         06/15/15            250,313
                                                                                         -----------

          Transportation--0.3%
 150,000  Continental Airlines.......................      6.750         04/15/06            165,000
                                                                                         -----------

          Total Convertible Corporate Bonds
            (cost $3,820,099)........................                                      3,896,290
                                                                                         -----------

            U.S. Government & Agency--11.4%
 295,188    Federal Home Loan Mortgage Corporation.....      6.500         03/01/26            282,637
 298,440    Federal Home Loan Mortgage Corporation.....      6.500         03/01/26            285,663
 250,000    Federal National Mortgage Association (c)..      7.000             **              244,766
 250,000    Federal National Mortgage Association......      7.000             **              244,765
  44,838    Federal National Mortgage Association......      6.500         10/01/10             44,181
 297,977    Federal National Mortgage Association......      6.500         10/01/11            292,948
 102,927    Federal National Mortgage Association......      7.500         08/01/23            103,230
  96,652    Federal National Mortgage Association......      7.000         09/01/25             94,603
  89,578    Federal National Mortgage Association......      6.500         12/01/25             85,573
 293,575    Federal National Mortgage Association......      7.000         03/01/26            287,611
 503,209    Federal National Mortgage Association......      6.500         06/01/26            480,082
  94,917    Government National Mortgage Association...      7.500         01/15/23             95,772
 202,380    Government National Mortgage Association...      7.500         03/15/26            202,760
 200,000    U.S. Treasury Bond.........................      7.625         02/15/25            222,156
 710,000    U.S. Treasury Note.........................      6.625         07/31/01            721,317
 540,000    U.S. Treasury Note.........................      6.250         10/31/01            540,508
 950,000    U.S. Treasury Note.........................      5.750         08/15/03            921,496
 325,000    U.S. Treasury Note (d).....................      7.000         07/15/06            337,646
 525,000    U.S. Treasury Note.........................      6.500         10/15/06            527,872
                                                                                           -----------
            Total U.S. Government & Agency
              (cost $6,029,146)........................                                      6,015,586
                                                                                           -----------
            Total Investments--89.7%
              (cost $43,025,382).......................                                     47,361,853

           Repurchase Agreements--9.5%
4,996,000  Repurchase Agreement dated 12/31/96, with J.P.
             Morgan Securities, collateralized by $4,053,000
             U.S. Treasury Bonds, 8.75%, due 08/15/20 valued
             at $5,121,979; proceeds: $4,997,832
             (cost $4,996,000).........................       6.600        01/02/97          4,996,000
           Other assets in excess of liabilities--0.8%.                                        450,898
                                                                                           -----------
           Net Assets--100.0%..........................                                    $52,808,751
                                                                                           ===========

*   Non-income producing security.
**  To be announced.
(a) Security pays payment-in-kind dividends through 09/30/00.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Mortgage Dollar Roll. See Note 1.
(d) Security segregated for mortgage dollar roll.

Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

SALOMON BROTHERS HIGH YIELD BOND FUND

-----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount(a) Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Corporate Bonds -- 73.8%
          Basic Industries -- 15.1%
1,000,000 Algoma Steel...............................      12.375%       07/15/05         $1,080,000
1,500,000 Alvey Systems..............................      11.375        01/31/03          1,563,750
  500,000 Asia Pulp & Paper International Finance....      11.750        10/01/05            536,250
1,500,000 Clark Materials............................      10.750        11/15/06          1,560,000
1,000,000 Clark-Schwebel.............................      10.500        04/15/06          1,070,000
1,000,000 Commonwealth Aluminum......................      10.750        10/01/06          1,030,000
1,000,000 Crown Paper................................      11.000        09/01/05            940,000
  500,000 Doman Industries Limited...................       8.750        03/15/04            467,500
1,500,000 Foamex.....................................      11.875        10/01/04          1,601,250
  500,000 Forest Oil.................................      11.250        09/01/03            527,500
1,000,000 Freedom Chemical...........................      10.625        10/15/06          1,050,000
1,000,000 ISP Holdings...............................       9.000        10/15/03          1,015,000
1,000,000 Mesa Operating.............................      10.625        07/01/06          1,085,000
3,350,000 NL Industries
            (Zero Coupon until 10/15/98, 13.00%
            thereafter)(b)...........................      11.777        10/15/05          2,881,000
1,000,000 Norcal Waste Systems *.....................      13.000        11/15/05          1,105,000
1,000,000 Pierce Leahy...............................      11.125        07/15/06          1,092,500
1,000,000 Plastic Containers.........................      10.000        12/15/06          1,040,000
1,000,000 Renco Metals...............................      11.500        07/01/03          1,045,000
  500,000 Repap Wisconsin............................       9.875        05/01/06            510,000
1,000,000 Sequa......................................       9.375        12/15/03          1,020,000
  500,000 Southdown..................................      10.000        03/01/06            527,500
1,250,000 Specialty Equipment........................      11.375        12/01/03          1,365,625
1,000,000 Spinnaker Industries.......................      10.750        10/15/06          1,045,000
  500,000 Terex......................................      13.250        05/15/02            542,500
1,500,000 Texas Petrochemical........................      11.125        07/01/06          1,612,500
1,000,000 Valcor.....................................       9.625        11/01/03            945,000
                                                                                         -----------
                                                                                          28,257,875
                                                                                         -----------

          Consumer Cyclicals -- 13.9%
1,000,000 AmeriKing..................................      10.750        12/01/06          1,040,000
1,500,000 Cinemark USA...............................       9.625        08/01/08          1,500,000
1,300,000 Cole National Group........................       9.875        12/31/06          1,339,000
1,500,000 CSK Auto...................................      11.000        11/01/06          1,575,000
2,000,000 Delta Beverage.............................       9.750        12/15/03          2,052,500
1,500,000 E & S Holdings.............................      10.375        10/01/06          1,571,250
1,000,000 Guitar Center Management...................      11.000        07/01/06          1,060,000
1,000,000 Herff Jones................................      11.000        08/15/05          1,075,000
  500,000 Hines Horticulture.........................      11.750        10/15/05            535,000
1,000,000 Hollinger International Publishing.........       9.250        02/01/06            990,000
1,800,000 Lamar Advertising..........................       9.625        12/01/06          1,872,000
1,000,000 Newport News Shipbuilding..................       9.250        12/01/06          1,025,000
3,500,000 Revlon Worldwide(b)........................      11.494        03/15/98          3,010,000
1,000,000 Safelite Glass.............................       9.875        12/15/06          1,032,500
1,500,000 Scholastic Brands..........................      11.000        01/15/07          1,526,250
  500,000 Simmons....................................      10.750        04/15/06            522,500
  500,000 Specialty Retailers........................      11.000        08/15/03            515,000
1,000,000 Speedy Muffler King........................      10.875        10/01/06          1,066,250
1,500,000 Universal Outdoor..........................       9.750        10/15/06          1,548,750
1,000,000 Wyndham Hotel..............................      10.500        05/15/06          1,065,000
                                                                                         -----------
                                                                                          25,921,000
                                                                                         -----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                                 Interest         Maturity            Value
Amount(a) Description                                       Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Consumer Non-Cyclicals -- 15.1%
  500,000  Americold..................................      12.875%       05/01/08         $  517,500
1,500,000  Berry Plastics.............................      12.250        04/15/04          1,657,500
1,000,000  Big V Supermarkets.........................      11.000        12/15/04            920,000
  500,000  Borg-Warner................................       9.125        05/01/03            490,000
1,000,000  Carr-Gottstein Foods.......................      12.000        11/15/05          1,067,500
  500,000  Cobb Theatres..............................      10.625        03/01/03            528,750
1,000,000  Dade International.........................      11.125        05/01/06          1,085,000
1,500,000  Doane Products.............................      10.625        03/01/06          1,597,500
1,000,000  Ekco Group.................................       9.250        04/01/06            980,000
  750,000  Harvey Casinos.............................      10.625        06/01/06            791,250
1,000,000  Hills Stores...............................      12.500        07/01/03            887,500
  250,000  Hollywood Casino...........................      12.750        11/01/03            240,000
1,300,000  IMED.......................................       9.750        12/01/06          1,322,750
1,000,000  Iron Mountain..............................      10.125        10/01/06          1,060,000
1,000,000  Jordan Industries..........................      10.375        08/01/03            985,000
  250,000  Jordan Industries
            (Zero Coupon until 08/01/98, 11.75%
            thereafter)(b)............................      14.013        08/01/05            198,750
1,000,000  Majestic Star Casino.......................      12.750        05/15/03          1,072,500
1,000,000  Penn Traffic...............................       9.625        04/15/05            577,500
1,000,000  Plastic Specialties........................      11.250        12/01/03          1,040,000
2,000,000  Radnor Holdings............................      10.000        12/01/03          2,040,000
1,500,000  Rayovac....................................      10.250        11/01/06          1,545,000
1,500,000  Remington Product..........................      11.000        05/15/06          1,282,500
  800,000  Rose Hills.................................       9.500        11/15/04            822,000
  500,000  Selmer.....................................      11.000        05/15/05            540,000
1,000,000  Smiths Food & Drug.........................      11.250        05/15/07          1,105,000
  250,000  Specialty Foods............................      11.125        10/01/02            237,500
2,000,000  Stroh Brewery..............................      11.100        07/01/06          2,095,000
1,000,000  Trump Atlantic City........................      11.250        05/01/06            990,000
  500,000  Twin Laboratories..........................      10.250        05/15/06            515,000
                                                                                          -----------
                                                                                           28,191,000
                                                                                          -----------
           Energy -- 4.2%
  500,000  Benton Oil & Gas...........................      11.625        05/01/03            553,750
1,500,000  Cliffs Drilling............................      10.250        05/15/03          1,595,625
2,000,000  Costilla Energy............................      10.250        10/01/06          2,090,000
  750,000  Flores & Rucks.............................       9.750        10/01/06            795,000
1,500,000  National Energy Group......................      10.750        11/01/06          1,560,000
1,250,000  Parker Drilling............................       9.750        11/15/06          1,318,750
                                                                                          -----------
                                                                                            7,913,125
                                                                                          -----------

           Financial Services -- 4.0%
1,000,000  Aames Financial............................       9.125        11/01/03          1,017,500
1,000,000  Dollar Financial...........................      10.875        11/15/06          1,035,000
1,000,000  First Nationwide Escrow....................      10.625        10/01/03          1,080,000
1,400,000  HMH Properties.............................       9.500        05/15/05          1,456,000
1,000,000  Intertek Finance PLC.......................      10.250        11/01/06          1,040,000
2,000,000  Tembec Finance.............................       9.875        09/30/05          1,870,000
                                                                                          -----------
                                                                                            7,498,500
                                                                                          -----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal
Value                                                                     Interest          Maturity
Amount(a) Description                                       Rate            Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Health Care -- 1.1%
1,000,000  Fresenius Medical Care.....................       9.000%       12/01/06         $1,017,500
1,000,000  Maxxim Medical.............................      10.500        08/01/06          1,045,000
                                                                                          -----------
                                                                                            2,062,500
                                                                                          -----------

           Media -- 7.1%
2,000,000  Adelphia Communications....................      12.500        05/15/02          2,050,000
  500,000  American Media Operation...................      11.625        11/15/04            537,500
2,000,000  Cablevision Systems........................      10.500        05/15/16          2,065,000
1,500,000  Chancellor Broadcasting....................       9.375        10/01/04          1,515,000
1,500,000  Diamond Cable
             (Zero Coupon until 12/15/00, 11.75%
             thereafter)(b)...........................      11.732        12/15/05          1,080,000
2,750,000  Marcus Cable
             (Zero Coupon until 06/15/00, 14.125%
             thereafter)(b)...........................      13.068        12/15/05          1,942,188
1,000,000  Rogers Cable Systems.......................      10.000        03/15/05          1,072,500
1,500,000  SFX Broadcasting...........................      10.750        05/15/06          1,582,500
1,750,000  United International Holdings(b)...........      12.392        11/15/99          1,242,500
  250,000  Wireless One...............................      13.000        10/15/03            242,500
                                                                                          -----------
                                                                                           13,329,688
                                                                                          -----------

           Technology -- 2.9%
1,000,000  Exide Electronics Group....................      11.500        03/15/06          1,065,000
1,000,000  Mettler Toledo.............................       9.750        10/01/06          1,050,000
1,500,000  Talley Manufacturing & Technology .........      10.750        10/15/03          1,548,750
  500,000  Telex Communications.......................      12.000        07/15/04            557,500
1,000,000  UNC........................................      11.000        06/01/06          1,075,000
                                                                                          -----------
                                                                                            5,296,250
                                                                                          -----------

           Telecommunications & Utilities -- 7.8%
1,000,000  AES........................................      10.250        07/15/06          1,080,000
1,500,000  AES China Generating.......................      10.125        12/15/06          1,567,500
  900,000  Arch Communications Group
            (Zero Coupon until 03/15/01, 10.875%
             thereafter)(b)...........................      10.875        03/15/08            513,000
  500,000  El Paso Electric...........................       9.400        05/01/11            530,000
2,500,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
             thereafter)(b)...........................      11.712        09/15/05          1,762,500
1,000,000  Intermedia Commission of Florida
            (Zero Coupon until 05/15/01, 12.50%
            thereafter)(b)............................      12.271        05/15/06            680,000
2,250,000  International CableTel
            (Zero Coupon until 02/01/01, 11.500%
            thereafter)(b)............................      11.416        02/01/06          1,530,000
1,810,000  Jacor Communications.......................       9.750        12/15/06          1,846,200
1,000,000  Nextlink...................................      12.500        04/15/06          1,065,000
2,000,000  Paging Network.............................      10.000        10/15/08          2,032,500
1,500,000  Western Wireless...........................      10.500        06/01/06          1,571,250
  600,000  Winstar Communications
            (Zero Coupon until 10/15/00, 14.00%
            thereafter)(b)............................      14.000        10/15/05            370,500
                                                                                          -----------
                                                                                           14,548,450
                                                                                          -----------




                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------------------------
      Principal                                                         Interest       Maturity            Value
      Amount(a) Description                                                Rate          Date            (Note 1a)
--------------------------------------------------------------------------------------------------------------------
                Transportation -- 2.6%
      500,000   Airplanes Pass Through Trust .................         10.875%        03/15/19         $  556,250
    2,000,000   Central Transport Rental Group ...............          9.500         04/30/03          1,900,000
      250,000   Petro PSC Properties..........................         12.500         06/01/02            255,000
    1,300,000   Ryder TRS.....................................         10.000         12/01/06          1,355,250
      890,000   Venture Holdings Trust........................          9.750         04/01/04            818,800
                                                                                                      -----------
                                                                                                        4,885,300
                                                                                                      -----------

                Total Corporate Bonds
                  (cost $133,998,075).........................                                        137,903,688
                                                                                                      -----------
                Convertible Corporate Bonds -- 0.1%

                Telecommunications & Utilities -- 0.1%
      300,000   Winstar Communications
                  (Zero Coupon until 10/15/00, 14.00%
                  thereafter)(b) (cost $180,024)..............         14.000         10/15/05            198,000
                                                                                                      -----------
                Sovereign Bonds -- 17.5%

                Argentina -- 2.7%
    3,675,000   Republic of Argentina FRB *...................          6.625         03/31/05          3,201,844
ARP   684,712   Republic of Argentina, BOCON, Pre 1 *(c)......          3.576         04/01/01            593,952
    1,044,668   Republic of Argentina, BOCON, Pre 2 *(c)......          5.375         04/01/01            990,000
      250,000   Republic of Argentina, Par Bond, Series L*....          5.250         03/31/23            157,656
                                                                                                      -----------
                                                                                                        4,943,452
                                                                                                      -----------
                Brazil -- 3.7%
    7,984,933   Federal Republic of Brazil,
                  Capitalization Bond(c) .....................          4.500         04/15/14          5,893,876
    1,500,000   Federal Republic of Brazil,
                  Investment (Exit) Bond .....................          6.000         09/15/13          1,074,375
                                                                                                      -----------
                                                                                                        6,968,251
                                                                                                      -----------
                Bulgaria -- 0.8%
    3,000,000   Republic of Bulgaria FLIRB, Series A * .......          2.250         07/28/12          1,153,125
      750,000   Republic of Bulgaria, Discount Bond,
                  Tranche A * ................................          6.688         07/28/24            426,094
                                                                                                      -----------
                                                                                                        1,579,219
                                                                                                      -----------
                Ecuador -- 2.6%
    6,714,429   Republic of Ecuador, PDI Bond *(c)............          6.500         02/27/15          4,129,374
    1,057,404   Republic of Ecuador, Registered PDI Bond *(c).          6.500         02/27/15            650,304
                                                                                                      -----------
                                                                                                        4,779,678
                                                                                                      -----------
                Mexico -- 2.7%
    2,000,000   United Mexico States, Global Bond.............         11.500         05/15/26          2,115,000
    4,000,000   United Mexico States, Par Bonds, Series A,
                  including 4,000,000 attached warrants.......          6.250         12/31/19          2,932,500
                                                                                                      -----------
                                                                                                        5,047,500
                                                                                                      -----------






                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Panama -- 2.3%
4,000,000 Government of Panama IRB *.................      3.500%        07/17/14         $2,770,000
2,000,000 Government of Panama, PDI Bond *...........      4.000         07/17/16          1,562,500
                                                                                         -----------
                                                                                           4,332,500
                                                                                         -----------

          Poland -- 0.1%
 350,000  Republic of Poland, RSTA Bond *............      3.250         10/27/24            219,625
                                                                                         -----------

          Russia -- 0.7%
2,000,000 Russian Government IAN(d)..................     --             12/29/49          1,388,750
                                                                                         -----------

          Venezuela -- 1.9%
3,000,000 Republic of Venezuela FLIRB, Series B *....      6.438         03/31/07          2,681,250
1,000,000 Republic of Venezuela FLIRB, Series A *....      6.625         03/31/07            893,750
                                                                                         -----------
                                                                                           3,575,000
                                                                                         -----------

          Total Sovereign Bonds
            (cost $30,135,267).......................                                     32,833,975
                                                                                         -----------
          Loan Participations -- 4.2%

          Morocco -- 3.3%
7,500,000 Kingdom of Morocco, Tranche A *(e)
            (Chase Manhattan Bank, N.A. and
            Morgan Guaranty Trust Company)...........      6.375         01/01/09          6,192,188
                                                                                         -----------

          Russia -- 0.9%
2,000,000 Russian Bank of Foreign Economic Affairs(e)(f)
            (Merrill Lynch International)............     --             12/29/49          1,590,000
                                                                                         -----------
          Total Loan Participations (cost $7,092,194)                                      7,782,188
                                                                                         -----------

Shares
------
          Warrants -- 0.0%
     500  Exide Electronics Group, expires 03/15/06..                                         15,000
     900  In Flight Phone, expires 08/31/02..........                                              0
   2,000  Terex, expires 05/15/02....................                                              0
     750  Wireless One, expires 10/19/00.............                                              0
                                                                                         -----------

          Total Warrants
            (cost $50,391)...........................                                         15,000
                                                                                         -----------

          Total Investments -- 95.6%
            (cost $171,455,951)......................                                    178,732,851



                 See accompanying notes to financial statements

SALOMON BROTHERS HIGH YIELD BOND FUND (concluded)

-----------------------------------------------------------------------------------------------------
Principal
Amount(a)
------------------------------------------------------------------------------------------------------
            Repurchase  Agreement -- 10.6%
19,870,000  Repurchase  Agreement dated 12/31/96,  with J.P.
            Morgan Securities, collateralized by $16,117,000
            U.S. Treasury Bonds, 8.750%, due 08/15/20,
            valued at $20,367,859; proceeds: $19,877,286
            (cost $19,870,000)(g)....................               6.600         01/02/97    19,870,000

            Liabilities in excess of other assets -- (6.2%)                                  (11,704,562)
                                                                                             -----------
            Net Assets-- 100.0%........................                                     $186,898,289
                                                                                             ===========



* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) When and if issued. Security issued pursuant to Russia's Brady Plan debt restructuring. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security at year end.
(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f) Security is in default.
(g) Held in segregated account as collateral for when and if issued securities. Abbreviations used in this statement:

ARP     Argentinean Peso
FLIRB   Front-Loaded Interest Reduction Bonds
FRB     Floating Rate Bonds
IAN     Interest Arrears Notes
IRB     Interest Reduction Bonds
PDI     Past Due Interest
RSTA    Revolving Short-Term Agreement

                 See accompanying notes to financial statements

SALOMON BROTHERS STRATEGIC BOND FUND

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Corporate Bonds--44.0%
          Basic Industries--8.9%
 250,000  Algoma Steel...............................      12.375%       07/15/05          $ 270,000
 250,000  Alvey Systems..............................      11.375        01/31/03            260,625
 250,000  Clark-Schwebel.............................      10.500        04/15/06            267,500
 250,000  Crown Paper................................      11.000        09/01/05            235,000
 250,000  Foamex.....................................      11.875        10/01/04            266,875
 200,000  Forest Oil.................................      11.250        09/01/03            211,000
 400,000  International Semi-Technology
            (Zero Coupon until 08/15/00, 11.50%
            thereafter)(b)...........................      11.737        08/15/03            258,000
 250,000  NL Industries
            (Zero Coupon until 10/15/98, 13.00%
            thereafter)(b)...........................      12.619        10/15/05            215,000
 250,000  Norcal Waste Systems *.....................      13.000        11/15/05            276,250
 250,000  Terex......................................      13.250        05/15/02            271,250
 250,000  Valcor.....................................       9.625        11/01/03            236,250
                                                                                          ----------
                                                                                           2,767,750
                                                                                          ----------

          Consumer Cyclicals--4.4%
 250,000  Hines Horticulture.........................      11.750        10/15/05            267,500
 300,000  Revlon Worldwide (b).......................      11.105        03/15/98            258,000
 250,000  Speedy Muffler King........................      10.875        10/01/06            266,563
 150,000  Universal Outdoor..........................       9.750        10/15/06            154,875
 200,000  U.S. Leasing International.................       8.450        01/25/05            216,276
 200,000  Wyndham Hotel..............................      10.500        05/15/06            213,000
                                                                                          ----------
                                                                                           1,376,214
                                                                                          ----------

          Consumer Non-Cyclicals-- 14.1%
 250,000  Americold..................................      12.875        05/01/08            258,750
 250,000  Berry Plastics.............................      12.250        04/15/04            276,250
 250,000  Cobb Theatres..............................      10.625        03/01/03            264,375
 250,000  Dade International.........................      11.125        05/01/06            271,250
 250,000  Doane Products.............................      10.625        03/01/06            266,250
 200,000  Dole Foods.................................       6.750        07/15/00            199,696
 250,000  Ekco Group.................................       9.250        04/01/06            245,000
 250,000  Eyecare Centers of America.................      12.000        10/01/03            271,250
 125,000  Hollywood Casino...........................      12.750        11/01/03            120,000
 250,000  Iron Mountain..............................      10.125        10/01/06            265,000
 250,000  Jordan Industries
            (Zero Coupon until 08/01/98, 11.75%
            thereafter)(b)...........................      14.013        08/01/05            198,750
 250,000  Radnor Holdings............................      10.000        12/01/03            255,000
 250,000  Rayovac....................................      10.250        11/01/06            257,500
 250,000  Remington Product..........................      11.000        05/15/06            213,750
 250,000  Selmer.....................................      11.000        05/15/05            270,000
 250,000  Smiths Food & Drug.........................      11.250        05/15/07            276,250
 250,000  Stroh Brewery..............................      11.100        07/01/06            261,875
 200,000  Twin Laboratories..........................      10.250        05/15/06            206,000
                                                                                          ----------
                                                                                           4,376,946
                                                                                          ----------

          Energy--3.3%
 200,000  Arkla......................................       8.875        07/15/99            210,088
 250,000  Benton Oil & Gas...........................      11.625        05/01/03            276,875
 250,000  Cliffs Drilling............................      10.250        05/15/03            265,938
 250,000  National Energy Group......................      10.750        11/01/06            260,000
                                                                                          ----------
                                                                                           1,012,901
                                                                                          ----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Financial Services--0.7%
  60,000  Mellon Financial...........................      9.750%        06/15/01         $   66,701
 150,000  Paine Webber Group.........................      7.000         03/01/00            151,031
                                                                                          ----------
                                                                                             217,732
                                                                                          ----------

          Media--6.1%
 150,000  Adelphia Communications....................      12.500        05/15/02            153,750
 250,000  American Media Operation...................      11.625        11/15/04            268,750
 250,000  Cablevision Systems........................      10.500        05/15/16            258,125
 375,000  Diamond Cable
            (Zero Coupon until 12/15/00, 11.75%
            thereafter)(b)...........................      11.087        12/15/05            270,000
 500,000  Marcus Cable
            (Zero Coupon until 06/15/00, 14.125%
             thereafter)(b) .........................      12.813        12/15/05            353,125
 350,000  People's Choice TV
            (Zero Coupon until 06/01/00, 13.125%
            thereafter)(b)...........................      13.125        06/01/04            147,000
 250,000  SFX Broadcasting...........................      10.750        05/15/06            263,750
 250,000  United International Holdings(b)...........      13.893        11/15/99            177,500
                                                                                          ----------
                                                                                           1,892,000
                                                                                          ----------

          Technology--2.2%
 250,000  Exide Electronics Group....................      11.500        03/15/06            266,250
 150,000  Quest Diagnostic...........................      10.750        12/15/06            157,500
 250,000  Talley Manufacturing & Technology..........      10.750        10/15/03            258,125
                                                                                          ----------
                                                                                             681,875
                                                                                          ----------

          Telecommunications & Utilities--2.6%
 300,000  Arch Communications Group
            (Zero Coupon until 03/15/01, 10.875%
            thereafter)(b)...........................      10.875        03/15/08            171,000
 350,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
            thereafter)(b)...........................      11.459        09/15/05            246,750
 200,000  Jacor Communications.......................       9.750        12/15/06            204,000
 300,000  Winstar Communications
            (Zero Coupon until 10/15/00, 14.00%
            thereafter)(b)...........................      14.000        10/15/05            185,250
                                                                                          ----------
                                                                                             807,000
                                                                                          ----------

          Transportation -- 1.7%
 250,000  Airplanes Pass Through Trust...............      10.875        03/15/19            278,125
 250,000  Central Transport Rental Group.............       9.500        04/30/03            237,500
                                                                                          ----------
                                                                                             515,625
                                                                                          ----------

          Total Corporate Bonds
            (cost $13,253,361).......................                                     13,648,043
                                                                                          ----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
      Principal                                      Interest             Maturity            Value
      Amount(a) Description                            Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
                Convertible Corporate Bonds -- 0.3%
                Telecommunications & Utilities -- 0.3%
     $150,000   Winstar Communications
                  (Zero Coupon until 10/15/00, 14.00%
                  thereafter)(b) (cost $90,011)......      14.000%       10/15/05         $   99,000
                                                                                          ----------
                Sovereign Bonds -- 21.2%

                Argentina -- 2.1%
      522,334   Republic of Argentina, BOCON, Pre 2*(c)     5.375        04/01/01            495,000
      250,000   Republic of Argentina, Par Bond, Series L*  5.250        03/31/23            157,656
                                                                                          ----------
                                                                                             652,656
                                                                                          ----------

                Australia -- 0.1%
AUD    20,000   Government of Australia..............      6.750         11/15/06             15,191
                                                                                          ----------

                Brazil -- 3.5%
    1,486,850   Federal Republic of Brazil,
                  Capitalization Bond(c).............      4.500         04/15/14          1,097,481
                                                                                          ----------

                Bulgaria -- 1.7%
    1,000,000   Republic of Bulgaria FLIRB, Series A*      2.250         07/28/12            384,375
      250,000   Republic of Bulgaria, Discount Bond,
                Tranche A* ..........................      6.688         07/28/24            142,031
                                                                                          ----------
                                                                                             526,406
                                                                                          ----------

                Canada -- 1.9%
CAD   430,000   Government of Canada.................      6.500         08/01/99            328,314
CAD   190,000   Government of Canada.................      7.500         09/01/00            149,613
CAD   160,000   Government of Canada.................      7.000         09/01/01            124,255
                                                                                          ----------
                                                                                             602,182
                                                                                          ----------

                Denmark -- 0.3%
DKK   560,000   Kingdom of Denmark...................      8.000         11/15/01            105,531
                                                                                          ----------

                Ecuador -- 0.9%
      600,000   Republic of Ecuador, Par Bond*.......      6.500         02/28/25            279,750
                                                                                          ----------

                Germany -- 0.4%
DEM   100,000   Government of Germany................      7.500         11/11/04             72,557
DEM    50,000   Government of Germany................      8.250         09/20/01             37,164
                                                                                          ----------
                                                                                             109,721
                                                                                          ----------

                Ireland -- 0.7%
IEP    70,000   Irish Gilts..........................      6.500         10/18/01            120,786
IEP    60,000   Irish Gilts..........................      6.250         04/01/99            102,209
                                                                                          ----------
                                                                                             222,995
                                                                                          ----------

                Korea -- 1.4%
      400,000   Korea Development Bank...............      9.600         12/01/00            440,444
                                                                                          ----------

                Mexico -- 1.8%
      750,000   United Mexico States, Series B,
                  including 750,000 attached warrants      6.250         12/31/19            549,837
                                                                                          ----------




                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Panama -- 0.6%
  250,000  Government of Panama IRB *.................      3.500%        07/17/14         $  173,125
                                                                                           ----------

           Poland -- 1.0%
  500,000  Republic of Poland, RSTA Bond*.............      3.250         10/27/24            313,750
                                                                                           ----------

           Russia -- 3.4%
1,500,000  Russian Government IAN (d).................         --         12/29/49          1,041,563
                                                                                           ----------

           Venezuela -- 1.4%
  250,000  Republic of Venezuela DCB, Series DL*......      6.500         12/18/07            220,625
  250,000  Republic of Venezuela FLIRB Series B*......      6.438         03/31/07            223,438
                                                                                           ----------
                                                                                              444,063
                                                                                           ----------

           Total Sovereign Bonds
             (cost $6,097,858)........................                                      6,574,695
                                                                                           ----------
           Loan Participation -- 4.0%

           Morocco -- 4.0%
1,500,000  Kingdom of Morocco, Tranche A * (e)
             (Chase Manhattan Bank, N.A. and
             Morgan Guaranty Trust Company)
             (cost $1,151,408)........................      6.375         01/01/09          1,238,438
                                                                                           ----------

           U.S. Government & Agency -- 24.6%
   19,897  Federal Home Loan Mortgage Corporation.....      6.000         10/01/10             19,233
  540,493  Federal Home Loan Mortgage Corporation.....      7.000         07/01/11            540,369
  288,697  Federal Home Loan Mortgage Corporation.....     10.000         05/15/20            309,717
  200,000  Federal National Mortgage Association(f)...      7.000             **              195,813
   28,523  Federal National Mortgage Association......     13.000         11/15/15             33,684
  117,446  Federal National Mortgage Association......     10.400         04/25/19            126,694
   99,201  Federal National Mortgage Association......      6.500         02/01/26             94,642
  969,571  Federal National Mortgage Assaociation.....      6.500         03/01/26            926,222
2,000,000  U.S. Treasury Bond.........................      5.750         12/31/98          1,995,320
   80,000  U.S. Treasury Bond (g).....................      6.750         08/15/26             80,600
   60,000  U.S. Treasury Note.........................      6.125         05/31/97             60,169
  510,000  U.S. Treasury Note.........................      5.625         02/28/01            499,882
  600,000  U.S. Treasury Note (g).....................      6.250         04/30/01            601,314
  100,000  U.S. Treasury Note.........................      6.500         08/31/01            101,094
  750,000  U.S. Treasury Note.........................      6.125         12/31/01            747,188
  250,000  U.S. Treasury Note (g).....................      5.875         11/15/05            241,055
  480,000  U.S. Treasury Note (g).....................      6.875         05/15/06            494,626
  550,000  U.S. Treasury Note.........................      6.500         10/15/06            553,009
                                                                                           ----------

           Total U.S. Government & Agency
             (cost $7,596,161)........................                                      7,620,631
                                                                                           ----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                     Interest             Maturity            Value
Shares    Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Warrants -- 0.0%
      250  Exide Electronics Group, expires 03/15/06..                                     $    7,500
      400  In Flight Phone, expires 08/31/02..........                                              0
    1,000  Terex, expires 05/15/02....................                                              0
                                                                                           ----------

           Total Warrants
             (cost $22,396)...........................                                          7,500
                                                                                           ----------

           Total Investments -- 94.1%
             (cost $28,211,195).......................                                     29,188,307
                                                                                           ----------
Principal
Amount(a)
---------
           Repurchase  Agreements -- 22.2%
3,446,000  Repurchase  Agreement dated 12/31/96,
             with J.P. Morgan Securities,
             collateralized by $2,866,000
             U.S. Treasury Bonds, 8.500%,
             due 02/15/20valued at $3,532,345;
             proceeds: $3,447,264 .........................  6.600%           01/02/97       3,446,000
3,447,000  Repurchase Agreement dated 12/31/96,
             with Merrill Lynch, Pierce, Fenner & Smith,
             collateralized by $2,750,000 U.S. Treasury
             Bonds, 8.875%, due 02/15/19, valued at
             $3,516,563; proceeds: $3,448,245..............  6.500            01/02/97       3,447,000
                                                                                            ----------

           Total Repurchase Agreements
            (cost $6,893,000)..............................                                  6,893,000
                                                                                            ----------

           Liabilities in excess of other assets--(16.3%)                                   (5,053,861)
                                                                                            ----------

           Net Assets-- 100.0%........................                                     $31,027,446
                                                                                            ==========




                 See accompanying notes to financial statements

SALOMON BROTHERS STRATEGIC BOND FUND (concluded)

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                                                          Unrealized
           Maturity           Contracts to          In Exchange       Contracts at       Appreciation
             Dates           Receive/Deliver            for               Value         (Depreciation)
-------------------------------------------------------------------------------------------------------
Purchases
         01/22/97            DEM 2,696,748         $1,774,086          $1,755,127           $(18,959)
         01/22/97            DKK   200,634             33,720              34,097                377
         01/22/97            IEP   519,731            858,216             880,373             22,157
         01/22/97            NZD   663,350            466,534             467,520                986
Sales
         01/22/97            AUD    19,327             15,268              15,342                (74)
         01/22/97            CAD   839,558            626,986             613,681             13,305
         01/22/97            DEM 2,695,607          1,760,970           1,754,384              6,586
         01/22/97            DKK   808,055            138,913             137,325              1,588
         01/22/97            IEP   651,650          1,064,055           1,103,830            (39,775)
         01/22/97            NZD   663,350            468,375             467,520                855
                                                                                            --------

                                                                                            $(12,954)
                                                                                            ========

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**  To be announced.
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) When and if issued. Security issued pursuant to Russia's Brady Plan debt restucturing. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security at year end.
(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f) Mortgage Dollar Roll. See Note 1.
(g) Segregated as collateral for mortgage dollar rolls and when and if issued security.
Abbreviations used in this statement:
DCB     Debt Conversion Bonds
FLIRB   Front-Loaded Interest Reduction Bonds
IAN     Interest Arrears Notes
IRB     Interest Reduction Bonds
RSTA    Revolving Short-Term Agreement
AUD     Australian Dollar
CAD     Canadian Dollar
IEP     Irish Punt
DEM     German Deutschemark
DKK     Danish Krone
NZD     New Zealand Dollar

                 See accompanying notes to financial statements

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND

---------------------------------------------------------------------------------------------------------
Principal                                                    Interest            Maturity            Value
Amount           Description                                   Rate                Date            (Note 1a)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Notes -- 46.2%

$3,350,000       U.S. Treasury Note (a)                         6.125%          05/31/97         $3,359,414
   550,000       U.S. Treasury Note                             6.625           07/31/01            558,767
   500,000       U.S. Treasury Note                             6.500           08/15/05            503,205
   150,000       U.S. Treasury Note                             5.875           11/15/05            144,633
   575,000       U.S. Treasury Note                             7.000           07/15/06            597,373
   500,000       U.S. Treasury Note                             6.500           10/15/06            502,735
                                                                                                 ----------
                 Total U.S. Treasury Notes
                   (cost $5,662,963).................                                             5,666,127
                                                                                                 ----------
                U.S. Government Agency -- 45.5%

   100,000       Federal Home Loan Bank                         5.940         06/13/00               99,047
    34,574       Federal Home Loan Mortgage Corporation         6.000         07/01/10               33,562
    37,145       Federal Home Loan Mortgage Corporation        11.750         01/01/11               40,943
   198,439       Federal Home Loan Mortgage Corporation         7.000         05/01/11              198,394
   488,099       Federal Home Loan Mortgage Corporation         7.000         07/01/11              487,986
   769,039       Federal Home Loan Mortgage Corporation         7.000         07/01/11              768,862
   375,975       Federal Home Loan Mortgage Corporation         7.000         08/01/11              375,888
       917       Federal Home Loan Mortgage Corporation        11.750         06/01/14                  991
    24,905       Federal Home Loan Mortgage Corporation        11.750         12/01/14               27,976
    35,390       Federal Home Loan Mortgage Corporation        11.750         07/01/15               39,753
    13,857       Federal Home Loan Mortgage Corporation        11.750         01/01/16               15,637
   298,190       Federal Home Loan Mortgage Corporation         8.250         04/01/17              308,522
   316,220       Federal National Mortgage Association          6.500         12/01/03              314,009
 1,300,000       Federal National Mortgage Association(b)       7.000            **               1,272,781
    50,512       Federal National Mortgage Association         14.500         11/01/14               62,304
    23,500       Federal National Mortgage Association         12.500         08/01/15               27,602
   103,547       Federal National Mortgage Association         12.500         09/01/15              119,694
   114,092       Federal National Mortgage Association         13.000         11/15/15              134,735
    40,499       Federal National Mortgage Association         12.000         01/01/16               47,472
    34,658       Federal National Mortgage Association         11.500         04/01/19               39,521
   199,072       Federal National Mortgage Association         11.500         02/01/20              227,004
   245,235       Federal National Mortgage Association         10.500         08/01/20              272,133
    65,319       Federal National Mortgage Association          6.500         04/01/26               62,317
   416,772       Federal National Mortgage Association          6.500         04/01/26              398,138
   200,000       Government National Mortgage Association(b)    7.000         01/22/26              195,938
                                                                                                  ----------
                 Total U.S. Government Agency
                   (cost $5,526,754)                                                              5,571,209
                                                                                                 ----------
                Total Investments -- 91.7%
                  (cost $11,189,717)                                                             11,237,336
                                                                                                 ----------
                Repurchase Agreements -- 18.9%
 1,156,000      Repurchase Agreement dated 12/31/96, with
                  Merrill Lynch, Pierce, Fenner & Smith,
                  collateralized by $925,000 U.S. Treasury Bonds,
                  8.875%, due 02/15/19, valued at $1,182,844;
                  proceeds: $1,156,417                          6.500           01/02/97          1,156,000
 1,156,000      Repurchase Agreement dated 12/31/96, with
                  J.P. Morgan Securities, collateralized
                  by $938,000 U.S. Treasury Bonds, 8.75%,
                  due 08/15/20 valued at $1,185,398;
                  proceeds: $1,156,424                          6.600           01/02/97          1,156,000
                                                                                                 ----------
                Total Repurchase Agreements

                  (cost $2,312,000)...........................                                    2,312,000
                                                                                                 ----------
                Liabilities in excess of other assets -- (10.6%)                                 (1,298,919)
                                                                                                 ----------
                Net Assets-- 100.0%                                                             $12,250,417
                                                                                               ============

(a) A portion of the security held is segregated as collateral for mortgage dollar rolls.
(b) Mortgage Dollar Roll. See Note 1.

**  To be announced.

                 See accompanying notes to financial statements

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------
Principal                                              Interest           Maturity            Value
Amount    Description                                    Rate               Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Municipal Securities -- 95.9%

          California -- 2.6%
$285,000  Los Angeles, California AMBAC..............      6.000%        08/01/03           $306,224
                                                                                          ----------

          Florida -- 1.6%
 180,000  Florida Housing Finance Agency.............      6.150         07/01/06            184,012
                                                                                          ----------

          Hawaii -- 2.2%
 250,000  Hawaii State Department of Budget & Finance      5.600         07/01/06            256,291
                                                                                          ----------

          Illinois -- 8.6%
 300,000  Chicago, Illinois Metropolitan Water GO....      5.900         12/01/06            322,839
 250,000  Chicago, Illinois O'Hare International Airport   5.000         01/01/02            253,750
 400,000  Illinois Student Assistance Commission.....      6.400         03/01/04            423,960
                                                                                          ----------
                                                                                           1,000,549

                                                                                          ----------

          Indiana -- 12.9%
 500,000  Indiana Health Facilities Finance Authority      5.800         08/15/06            499,595
 300,000  Indiana Secondary Market for Education AMBAC     5.550         12/01/05            303,771

 650,000  Indiana Transportation Finance Authority...      6.250         11/01/03            694,668
                                                                                          ----------
                                                                                           1,498,034
                                                                                          ----------
          Louisiana -- 4.9%
 100,000  Ascension Parish, Louisiana Pollution
            Authority VR.............................      5.100         01/02/97            100,000
 450,000  Louisiana Public Facilities Authority......      6.750         09/01/06            473,837
                                                                                          ----------
                                                                                             573,837
                                                                                          ----------
          Massachusetts -- 3.8%
 400,000  Commonwealth of Massachusetts
            Health & Educational Facilities Authority.     6.500         12/01/05            437,064
                                                                                          ----------
          Mississippi -- 4.0%
 460,000  Mississippi Higher Education...............      6.050         09/01/07            470,704
                                                                                          ----------
          New Jersey -- 4.0%
 450,000  Passaic Valley, New Jersey
           Sewer Commission AMBAC....................      5.750         12/01/07            471,821
                                                                                          ----------
          New York -- 26.7%
 450,000  New York City, New York GO.................      6.500         02/01/02            475,979
 500,000  New York State Dormitory Authority.........      6.000         07/01/06            520,185
 700,000  New York State Dormitory Authority MBIA....      5.600         07/01/06            729,309
 400,000  New York State Dormitory Authority
            (State University of New York)...........      6.625         07/01/04            451,568
 500,000  New York State Mortgage Agency.............      5.900         10/01/06            504,815
 400,000  New York State Thruway Authority MBIA......      6.000         01/01/04            430,716
                                                                                          ----------
                                                                                           3,112,572
                                                                                       ----------
          Ohio -- 2.2%
 250,000  Miami County, Ohio Hospital Facilities.....      5.600         05/15/02            252,323
                                                                                          ----------
          Pennsylvania -- 8.0%
 400,000  Geisinger Authority, Pennsylvania Health
          System....................................       6.000         07/01/01            421,368
 500,000  Monroeville, Pennsylvania Hospital Authority     5.750         10/01/05            510,175
                                                                                          ----------
                                                                                             931,543
                                                                                          ----------

                 See accompanying notes to financial statements

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (concluded)

------------------------------------------------------------------------------------------------------
Principal                                               Interest           Maturity           Value
Amount    Description                                     Rate               Date           (Note 1a)
------------------------------------------------------------------------------------------------------
          South Carolina -- 7.1%
$750,000  South Carolina State
            Public Service Authority FGIC............      6.500%        01/01/05           $829,680
                                                                                          ----------
          Texas -- 5.6%
 500,000  Austin, Texas Airport Systems MBIA.........      6.500         11/15/05            553,935
 100,000  Lubbock, Texas Health Facilities VR........      5.000         01/02/97            100,000
                                                                                          ----------
                                                                                             653,935
                                                                                          ----------
          Wyoming -- 1.7%
 200,000  Uinta County, Wyoming Pollution Control VR.      5.000         01/02/97            200,000
                                                                                          ----------
          Total Investments -- 95.9%

            (cost $10,832,716).......................                                     11,178,589
          Other assets in excess of liabilities-- 4.1%
            473,862

                                                                                          ----------
          Net Assets-- 100.0%........................                                    $11,652,451
                                                                                          ==========

Abbreviations used in this statement:

AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation. FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO     General Obligation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                 See accompanying notes to financial statements

SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount    Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Municipal Securities -- 97.1%
          New York -- 93.9%
$150,000  Grand Central District Management
            Association .............................      5.250%        01/01/22         $  139,556
150,000   Metropolitan Transportation Authority
            New York FSA ............................      5.700         07/01/24            149,586
200,000   Nassau County, New York GO FGIC............      5.200         08/01/12            196,598
300,000   New York City, New York GO.................      7.375         08/15/13            332,643
300,000   New York City, New York GO.................      6.750         10/01/17            311,115
100,000   New York City, New York
            Industrial Development Agency VR.........      5.050         01/02/97            100,000
300,000   New York City, New York
            Municipal Water Finance Authority........      6.000         06/15/17            304,122
150,000   New York State Dormitory Authority.........      6.250         07/01/13            152,709
150,000   New York State Dormitory Authority.........      5.875         08/01/16            151,684
150,000   New York State Dormitory Authority.........      5.500         07/01/25            140,984
150,000   New York State Dormitory Authority.........      5.500         05/15/23            138,629
100,000   New York State Dormitory Authority
            (City University System of New York).....      5.750         07/01/18             99,148
140,000   New York State Dormitory Authority
 .          (State University Educational Facilities).      6.000         05/15/17            138,690
200,000   New York State GO..........................      6.000         03/15/20            208,738
200,000   New York State Energy Research &
            Development Authority MBIA ..............      5.500         01/01/21            196,600
100,000   New York State Energy Research &
            Development Authority VR ................      4.400         01/02/97            100,000
100,000   New York State Energy Research &
            Development Authority VR ................      4.750         01/02/97            100,000
250,000   New York State
            Local Government Assistance Corporation..      6.000         04/01/18            254,230
100,000   New York State Medical Care Facilities
            Finance Agency MBIA .....................      5.900         02/15/21            101,969
200,000   New York State Mortgage Agency.............      6.500         04/01/13            209,574
150,000   New York State Thruway Authority...........      6.000         04/01/10            151,382
150,000   New York State
            Urban Development Corporation............      5.500         01/01/14            145,967
150,000   New York State
            Urban Development Corporation............      5.500         01/01/19            143,907
200,000   Port Authority of New York & New Jersey....      5.500         09/01/13            198,690
150,000   Triborough Bridge & Tunnel Authority
            New York ................................      5.500         01/01/17            151,455
200,000   Western Nassau County, New York
            Water Authority AMBAC....................      5.500         05/01/16            198,106
                                                                                          ----------
                                                                                           4,516,082
                                                                                          ----------
          Puerto Rico -- 3.2%
150,000   Commonwealth of Puerto Rico GO.............      6.000         07/01/14            152,168
                                                                                          ----------
          Total Investments -- 97.1%
            (cost $4,560,814)........................                                      4,668,250
          Other assets in excess of liabilities-- 2.9%                                       138,141
                                                                                          ----------
          Net Assets-- 100.0%........................                                     $4,806,391
                                                                                          ==========

Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond
      Assurance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA Insured as to principal and interest by the Financial Security Assurance Corporation.
GO    General Obligation.
MBIA  Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                 See accompanying notes to financial statements

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount     Description                             of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------

           Municipal Securities -- 99.4%

           New York -- 96.8%
$  90,000  Albany County, New York
             Industrial Development Agency VR.........      4.400%        01/02/97         $   90,000
2,265,000  Albany, New York
             Industrial Development Agency PUT........      4.200         07/01/97          2,265,000
2,185,000  Amherst, New York
             Industrial Development Agency VR.........      4.550         01/02/97          2,185,000
3,100,000  Amherst, New York
             Industrial Development Agency PUT........      3.650         05/01/97          3,100,000
1,550,000  Auburn, New York
             Industrial Development Agency VR.........      4.550         01/01/97          1,550,000
  725,000  Babylon, New York
             Industrial Development Agency VR.........      4.550         01/02/97            725,000
1,700,000  Broome County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,700,000
1,300,000  Buffalo, New York GO RAN...................      3.600         07/15/97          1,304,430
2,100,000  Chautauqua County, New York
             Industrial Development Agency VR.........      4.550         01/01/97          2,100,000
1,990,000  Chemung County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,990,000
  710,000  Colonie, New York
             Housing Development Corporation VR.......      3.650         01/01/97            710,000
  540,000  Colonie, New York
             Industrial Development Agency VR.........      4.400         01/02/97            540,000
1,000,000  Delhi, New York
             Central School District BAN..............      3.900         06/27/97          1,002,788
1,150,000  Dutchess County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,150,000
5,000,000  Erie County, New York GO RAN...............      3.600         11/19/97          5,027,644
1,180,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,180,000
  410,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97            410,000
  326,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97            326,000
  300,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97            300,000
1,805,000  Fulton County, New York
             Industrial Development Agency VR.........      4.300         01/02/97          1,805,000
  390,000  Geneva, New York
             Industrial Development Authority VR......      4.300         01/02/97            390,000
2,950,000  Islip, New York
             Industrial Development Authority VR......      4.400         01/02/97          2,950,000
1,690,000  Monroe County, New York
             Industrial Development Agency PUT........      3.700         06/01/97          1,690,000
  700,000  Monroe County, New York
             Industrial Development Agency PUT........      4.050         06/15/97            700,000
2,700,000  Monroe County, New York
             Industrial Development Agency VR.........      4.300         01/02/97          2,700,000
3,925,000  Monroe County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          3,925,000


                        See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount       Description                           of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------
$1,640,000  Monroe County, New York
             Industrial Development Agency VR.........      4.400%        01/02/97         $1,640,000
 6,500,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/01/97          6,500,000
 3,325,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          3,325,000
 3,140,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          3,140,000
 2,190,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          2,190,000
 1,535,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          1,535,000
 1,420,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          1,420,000
   885,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97            885,000
 1,800,000  Monroe County, New York
             Industrial Development Agency VR..........     4.600         01/01/97          1,800,000
 2,200,000  Municipal Assistance Corporation,
             New York City, New York...................     3.800         07/01/97          2,202,845
 2,000,000  Municipal Assistance Corporation,
             New York City, New York...................     3.800         07/01/97          2,029,888
   450,000  Nassau County, New York
             Industrial Development Agency VR..........     4.400         01/02/97            450,000
 2,000,000  New York City, New York GO P/R.............     3.670         11/01/97          2,111,442
 5,235,000  New York City, New York GO VR..............     4.500         01/02/97          5,235,000
   400,000  New York City, New York GO VR..............     4.500         01/02/97            400,000
 6,200,000  New York City, New York GO VR..............     5.000         01/02/97          6,200,000
 2,200,000  New York City, New York GO VR..............     5.000         01/02/97          2,200,000
   700,000  New York City, New York GO VR..............     5.000         01/02/97            700,000
   500,000  New York City, New York GO VR..............     5.000         01/02/97            500,000
   500,000  New York City, New York GO VR..............     5.000         01/02/97            500,000
   500,000  New York City, New York GO VR..............     5.000         01/02/97            500,000
   400,000  New York City, New York GO VR..............     5.000         01/02/97            400,000
 2,000,000  New York City, New York GO VR FGIC.........     4.500         01/02/97          2,000,000
10,000,000  New York City, New York
             Housing Development Corporation VR........     4.000         01/02/97         10,000,000
 3,500,000  New York City, New York
             Housing Development Corporation VR........     4.250         01/02/97          3,500,000
15,200,000  New York City, New York
             Housing Development Corporation VR........     4.300         01/02/97         15,200,000
   400,000  New York City, New York
             Housing Development Corporation VR........     4.300         01/02/97            400,000
 2,000,000  New York City, New York
             Housing Development Corporation VR........     4.350         01/02/97          2,000,000
 1,600,000  New York City, New York
             Industrial Development Agency VR..........     4.000         01/01/97          1,600,000
   200,000  New York City, New York
             Industrial Development Agency VR..........     4.100         01/01/97            200,000
 2,000,000  New York City, New York.
             Industrial Development Agency VR..........     4.200         01/02/97          2,000,000
   965,000  New York City, New York
             Industrial Development Agency VR..........     4.300         01/02/97            965,000


                        See accompanying notes to financial statements


------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount      Description                            of Purchase*             Date            (Note 1a)

------------------------------------------------------------------------------------------------------

$ 1,535,000  New York City, New York
               Industrial Development Agency VR........      4.550%        01/02/97        $ 1,535,000
    700,000  New York City, New York
               Industrial Development Agency VR........      4.550         01/02/97            700,000
    500,000  New York City, New York
               Industrial Development Agency VR........      4.550         01/02/97            500,000
    325,000  New York City, New York
               Industrial Development Agency VR........      4.700         01/02/97            325,000
  1,600,000  New York City, New York
               Industrial Development Agency VR........      4.800         01/02/97          1,600,000
 12,500,000  New York City, New York
               Industrial Development Agency VR........      5.050         01/02/97         12,500,000
  2,205,000  New York City, New York
               Municipal Water Finance Authority P/R.... 3.75-3.80         06/15/97          2,299,323
  1,000,000  New York City, New York
               Municipal Water Finance Authority TECP...     5.000         01/02/97          1,000,000
    500,000  New York City, New York
               Municipal Water Finance Authority VR FGIC     4.700         01/02/97            500,000
  5,000,000  New York City, New York TECP..............      5.000         01/02/97          5,000,000
  9,259,000  New York State, Dormitory Authority TECP..      4.000         02/12/97          9,259,000
  2,500,000  New York State,
               Dormitory Authority VR...................     4.000         01/02/97          2,500,000
 10,500,000  New York State, Energy Research &
               Development Authority VR ................     4.700         01/01/97         10,500,000
  3,400,000  New York State,
               Energy Research & Development
               Authority VR ............................     4.750         01/01/97          3,400,000
  1,020,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97          1,020,000
    820,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            820,000
    675,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            675,000
    535,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            535,000
    315,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            315,000
     85,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97             85,000
  1,390,000  New York State,
              Job Development Authority VR..............     3.750         01/02/97          1,390,000
  1,160,000  New York State,
              Job Development Authority VR..............     3.750         01/02/97          1,160,000
    700,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            700,000
    500,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            500,000
    255,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            255,000
    100,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            100,000
  4,700,000  New York State,
              Local Government Assistance
              Corporation VR ...........................     4.000         01/01/97          4,700,000

                        See accompanying notes to financial statements


------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount    Description                              of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------
$ 2,700,000  New York State, Local
              Government Assistance Corporation VR ....      4.000%       01/01/97          $ 2,700,000
  2,000,000  New York State, Local Government
              Assistance Corporation VR ...............      4.000        01/01/97            2,000,000
  1,400,000  New York State,  Local Government
              Assistance Corporation VR ...............      4.000        01/02/97            1,400,000
  2,000,000  New York State,
              Medical Care Facilities P/R..............      3.800        08/15/97            2,099,948
  5,000,000  Niagara County, New York
              Industrial Development Agency TECP.......      3.750        01/08/97            5,000,000
  3,400,000  Niagara County, New York
              Industrial Development Agency TECP.......      3.900        01/10/97            3,400,000
 16,000,000  Niagara County, New York
              Industrial Development Agency TECP.......      3.900        02/05/97           16,000,000
 10,000,000  Niagara County, New York
              Industrial Development Agency VR.........      4.450        01/01/97           10,000,000
  1,045,000  Niagara County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            1,045,000
    400,000  Oneida County, New York
              Industrial Development Agency VR.........      4.250        01/02/97              400,000
  1,760,000  Oneida County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            1,760,000
  3,800,000  Onondaga County, New York
              Industrial Development Agency VR.........      4.500        01/01/97            3,800,000
  1,400,000  Onondaga County, New York
              Industrial Development Agency VR.........      4.500        01/01/97            1,400,000
  3,500,000  Ontario County, New York
              Industrial Development Agency VR.........      5.000        01/02/97            3,500,000
  1,000,000  Port Authority of New York & New
              Jersey VR. ..............................      4.850        01/02/97            1,000,000
  1,500,000  Rockland County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            1,500,000
    260,000  Schoharie County, New York
              Industrial Development Agency VR.........      4.250        01/02/97              260,000
  2,500,000  St. Lawrence County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            2,500,000
  1,450,000  Syracuse, New York
              Industrial Development Agency PUT........      4.050        06/15/97            1,450,000
  3,550,000  Syracuse, New York
              Industrial Development Agency VR.........      4.600        01/01/97            3,550,000
  1,000,000  Triborough Bridge & Tunnel
              Authority New York ......................      3.700        01/01/97            1,000,000

  1,460,000  Warren & Washington Counties, New York
              Industrial Development Agency VR.........      4.300        01/02/97            1,460,000
    310,000  Wyoming County, New York
              Industrial Development Agency VR.........      4.400        01/02/97              310,000
  6,330,000  Wyoming County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            6,330,000
  1,315,000  Yates County, New York
              Industrial Development Agency VR.........      4.300        01/02/97            1,315,000
    920,000  Yonkers, New York
              Industrial Development Agency VR.........      4.400        01/02/97              920,000
                                                                                            -----------
                                                                                            265,518,308
                                                                                            -----------


                        See accompanying notes to financial statements

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (concluded)

------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount    Description                              of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------
            Puerto Rico -- 2.6%
$7,100,000  Puerto Rico Industrial,
             Tourist, Educational,  Medical
             & Environmental Control
             Facilities VR ....................   4.100%                 01/01/97          $  7,100,000
                                                                                           ------------
            Total Investments -- 99.4%
             (cost $272,618,308)...............                                             272,618,308
            Other assets in excess
             of liabilities-- 0.6% ............                                               1,525,727
                                                                                           ------------
            Net Assets-- 100%..................                                            $274,144,035
                                                                                           ============

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
BAN     Bond Anticipation Note.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO      General Obligation.
P/R     Prerefunded in U.S. Government Securities.
PUT Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
RAN     Revenue Anticipation Note.
TECP    Tax Exempt Commercial Paper.

                        See accompanying notes to financial statements

SALOMON BROTHERS CASH MANAGEMENT FUND

-------------------------------------------------------------------------------------------------------------------
                                                                    Yield to
Principal                                                        Maturity on Date      Maturity            Value
Amount        Description                                          of Purchase*          Date            (Note 1a)
--------------------------------------------------------------------------------------------------------------------
              Certificates of Deposit -- 9.3%

              Banks -- 9.3%
$1,000,000    Bank Austria............................................    5.380%        01/21/97         $1,000,005
 1,000,000    Mellon Bank N.A.........................................    5.750         02/18/97          1,000,126
   500,000    Rabobank................................................    5.530         02/10/97            500,000
                                                                                                         ----------
              Total Certificates of Deposit
                (cost $2,500,131).....................................                                    2,500,131
                                                                                                         ----------
              Commercial Paper -- 58.5%

              Aerospace & Defense -- 3.7%
 1,000,000    AlliedSignal............................................    5.600          01/27/97           995,956
                                                                                                         ----------
              Banks -- 14.7%
   800,000    ANZ Delaware............................................    5.280         05/12/97            784,628
   800,000    BBL North America.......................................    5.340         01/07/97            799,288
   570,000    Commerzbank U.S. Finance................................    5.350         01/31/97            567,459
   800,000    Nordbanken N.A..........................................    5.380         02/28/97            793,066
 1,000,000    UBS Finance.............................................    5.550         01/21/97            996,917
                                                                                                         ----------
                                                                                                          3,941,358
                                                                                                         ----------
              Chemicals -- 3.7%
 1,000,000    Air Products & Chemicals................................    5.400         03/28/97            987,100
                                                                                                         ----------
              Communications -- 3.7%
 1,000,000    Lucent Technologies.....................................    5.370         04/07/97            985,680
                                                                                                         ----------
              Education -- 3.0%
   800,000    Regents of the University of California.................    5.330         01/17/97            798,105
                                                                                                         ----------

              Financial Services -- 6.6%
 1,000,000    General Electric Capital................................    5.340         06/23/97            974,338
   800,000    Metlife Funding.........................................    5.300         01/27/97            796,938
                                                                                                         ----------
                                                                                                          1,771,276
                                                                                                         ----------
              Food -- 3.0%
   800,000    Heinz (H.J.)............................................    5.400         01/22/97            797,480
                                                                                                         ----------
              Heavy Machinery -- 3.0%
   800,000    Cooperative Association of Tractor Dealers..............    5.550         01/23/97            797,287
                                                                                                         ----------
              Household Products -- 3.7%
 1,000,000    Clorox..................................................    5.350         04/22/97            983,504
                                                                                                         ----------
              Municipal -- 4.5%
   400,000    De Kalb County, Georgia Development Authority...........    5.500         02/04/97            400,000
   400,000    Methodist Hospital (Houston, Texas).....................    5.450         04/01/97            400,000
   400,000    New York City, New York GO..............................    5.550         02/19/97            400,000
                                                                                                         ----------
                                                                                                          1,200,000
                                                                                                         ----------
              Office Equipment -- 3.0%
   800,000    Xerox...................................................    5.300         01/14/97            798,469
                                                                                                         ----------
              Securities Brokers -- 2.9%
   800,000    Goldman Sachs Group.....................................    5.340         02/14/97            794,779
                                                                                                         ----------


                 See accompanying notes to financial statements


----------------------------------------------------------------------------------------------------------------------
                                                                    Yield to
Principal                                                        Maturity on Date      Maturity              Value
Amount        Description                                          of Purchase*          Date             (Note 1a)
----------------------------------------------------------------------------------------------------------------------
              Transportation -- 3.0%
$800,000      Daimler-Benz NA..........................................   5.320%        01/13/97        $   798,581
                                                                                                         ----------
              Total Commercial Paper
                (cost $15,649,575).....................................                                  15,649,575
                                                                                                         ----------
              Floating Rate Notes -- 17.3%
              California -- 1.5%
 400,000      Pasadena, California Certificates of Participation VR ...   5.800         01/07/97            400,000
                                                                                                         ----------
              Florida -- 1.5%
 400,000      Florida Housing Finance Agency VR........................   5.880         01/01/97            400,000
                                                                                                         ----------
              Michigan -- 0.7%
 200,000      Genesis Health Systems VR................................   5.950         01/01/97            200,000
                                                                                                         ----------
              New Jersey -- 1.9%
 285,000      New Jersey Economic Development Authority VR ............   6.230         01/06/97            285,000
 230,000      New Jersey Economic Development Authority VR ............   6.110         01/06/97            230,000
                                                                                                         ----------
                                                                                                            515,000
                                                                                                         ----------
              New York -- 5.8%
 390,000      Fulton County, New York Industrial Development Agency VR..  6.050         01/02/97            390,000
 400,000      Health Insurance Plan, Greater New York VR.                 5.800         01/01/97            400,000
 350,000      New York City, New York Industrial Development Agency VR .  6.000         01/01/97            350,000
 100,000      New York City, New York Industrial Development Agency VR .  6.000         01/01/97            100,000
 300,000      Syracuse, New York GO VR..................................  6.200         01/01/97            300,000
                                                                                                         ----------
                                                                                                          1,540,000
                                                                                                         ----------
              North Carolina -- 1.5%
 390,000      Greensboro, North Carolina GO VR..........................  5.950         01/01/97            390,000
                                                                                                         ----------
              Tennessee -- 1.5%
 400,000      Community Health Systems VR...............................  5.900         01/01/97            400,000
                                                                                                         ----------
              Texas -- 1.4%
 375,000      Texas State GO VR.........................................  5.880         01/01/97            375,000
                                                                                                         ----------
              Virginia -- 1.5%
 400,000      Virginia State, Housing Development Authority VR .........  5.800         01/01/97            400,000
                                                                                                         ----------
              Total Floating Rate Notes
                (cost $4,620,000).......................................                                  4,620,000
                                                                                                         ----------
              Total Investments -- 85.1%
                (cost $22,769,706)......................................                                 22,769,706
                                                                                                         ----------


                 See accompanying notes to financial statements

SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)

----------------------------------------------------------------------------------------------------------------------
                                                                    Yield to
Principal                                                        Maturity on Date      Maturity              Value
Amount        Description                                          of Purchase*          Date             (Note 1a)
----------------------------------------------------------------------------------------------------------------------

              Repurchase  Agreements -- 14.6%
$1,947,134    Repurchase Agreement dated
                12/31/96 with J.P.
                Morgan Securities, collateralized by $1,962,000
                U.S. Treasury Bonds, 6.375%, due 05/15/99
                valued at $1,996,335; proceeds: $1,947,848 ..........      6.600%       01/02/97        $ 1,947,134
 1,947,134    Repurchase Agreement dated 12/31/96 with
                UBS Securities, collateralized by $1,554,000
                U.S. Treasury Bonds, 8.875%, due 02/15/19
                valued at $1,987,178; proceeds: $1,947,837 ..........      6.500        01/02/97          1,947,134
                                                                                                         ----------
              Total Repurchase Agreements
               (cost $3,894,268).....................................                                     3,894,268
                                                                                                         ----------
              Other assets in excess of liabilities  -- 0.3%                                                 91,407
                                                                                                         ----------
              Net Assets-- 100.0% ...................................                                   $26,755,381
                                                                                                         ==========

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
GO   General Obligation.

                 See accompanying notes to financial statements

Statements of Assets and Liabilities
December 31, 1996

                                                                    Asia          Capital         Investors
                                                                 Growth Fund       Fund             Fund
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) .............................   $   6,871,444   $ 133,094,625    $ 519,461,315
Repurchase agreements, at value and cost ...................              --       3,667,000       21,222,000
Cash (including foreign currency) ..........................         353,589             969              737
Receivable for securities sold .............................              --         771,904               --
Receivable for Fund shares sold ............................          39,181         514,657          396,076
Interest and dividends receivable ..........................           4,079         204,143          600,215
Receivable from investment advisor .........................         132,687              --               --
Deferred organization expense ..............................          86,584              --               --
                                                               -------------   -------------    -------------
Total assets ...............................................       7,487,564     138,253,298      541,680,343
                                                               -------------   -------------    -------------
LIABILITIES:
Payable for:
  Securities purchased .....................................          72,323       1,382,706               --
  Fund shares redeemed .....................................              11           5,605           29,995
  Dividends and distributions declared .....................          92,494              --               --
  Affiliate transactions: ..................................              --              --               --
    Management fees ........................................              --         106,287          688,509
    Service and distribution fees ..........................           9,880             258           25,178
Net unrealized depreciation of forward foreign currency
  contracts ................................................              --              --               --
Accrued expenses and other liabilities .....................          87,488         123,072          278,835
                                                               -------------   -------------    -------------
Total liabilities ..........................................         262,196       1,617,928        1,022,517
                                                               -------------   -------------    -------------
Net assets .................................................   $   7,225,368   $ 136,635,370    $ 540,657,826
                                                               =============   =============    =============
Net assets consist of:
Paid-in capital ............................................   $   6,960,358   $ 112,317,524    $ 363,551,636
Undistributed net investment income or (distributions in
  excess of net investment income) .........................          10,809            (333)           2,113
Accumulated net realized gain (loss) on investments,
  options and foreign currency transactions ................         201,064       2,575,978        5,869,408
Net unrealized appreciation on investments, foreign
  currency transactions and other assets ...................          53,137      21,742,201      171,234,669
                                                               -------------   -------------    -------------
Net assets .................................................   $   7,225,368   $ 136,635,370    $ 540,657,826
                                                               =============   =============    =============
Class A ....................................................   $   3,693,002   $     343,683    $  10,904,980
                                                               =============   =============    =============
Class B ....................................................   $   3,162,606   $     218,901    $   9,433,023
                                                               =============   =============    =============
Class C ....................................................   $     246,067   $     130,007    $   1,958,792
                                                               =============   =============    =============
Class O ....................................................   $     123,693   $ 135,942,779    $ 518,361,031
                                                               =============   =============    =============
Shares outstanding:
Class A ....................................................         357,945          17,288          577,173
                                                               =============   =============    =============
Class B ....................................................         306,685          11,001          500,214
                                                               =============   =============    =============
Class C ....................................................          23,879           6,531          103,835
                                                               =============   =============    =============
Class O ....................................................          11,983       6,839,481       27,430,775
                                                               =============   =============    =============
Net asset value:
Class A shares
Net asset value and redemption price per share .............   $       10.32   $       19.88    $       18.89
                                                               =============   =============    =============
Maximum offering price per share (based on maximum sales
  charge of 4.75%, except Cash Management Fund and New
  York Municipal Money Fund)................................   $       10.83   $       20.87    $       19.83
                                                               =============   =============    =============
Class B shares
Net asset value and offering price per share*...............   $       10.31   $       19.90    $       18.86
                                                               =============   =============    =============
Class C shares
Net asset value and offering price per share*...............   $       10.30   $       19.91    $       18.86
                                                               =============   =============    =============
Class O shares
Net asset value, offering price and redemption price per
  share.....................................................   $       10.32   $       19.88    $       18.90
                                                               =============   =============    =============
Note A: Cost of investments.................................   $   6,818,252   $ 111,352,396    $ 348,226,449
                                                               =============   =============    =============

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                 See accompanying notes to financial statements

                                                     U.S.           National       New York          New York           Cash
    Total        High Yield       Strategic       Government     Intermediate      Municipal         Municipal       Management
 Return Fund      Bond Fund       Bond Fund       Income Fund   Municipal Fund     Bond Fund        Money Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
$  47,361,853   $ 178,732,851   $  29,188,307    $  11,237,336   $  11,178,589   $   4,668,250    $ 272,618,308    $  22,769,706
    4,996,000      19,870,000       6,893,000        2,312,000              --              --               --        3,894,268
          103              40             959              451          80,247          30,738           83,818               --
       22,540       2,974,633       1,265,920          503,393              --              --               --               --
      517,104       2,757,082         544,013               40         106,079            --            752,568          111,727
      418,702       3,301,417         384,866          103,414         206,205          90,029        1,195,185           67,372
      102,651              --              --           85,462          83,959          25,063               --           13,646
       70,680          92,615          92,944           76,025          73,438          13,855               --               --
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
   53,489,633     207,728,638      38,370,009       14,318,121      11,728,517       4,827,935      274,649,879       26,856,719
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------

      492,280      19,052,322       7,016,787        1,983,715              --              --               --               --
       11,027          49,719          55,939               10              --              --          238,521           42,403
       26,957       1,011,711         196,961           69,780          65,933           7,296           11,529           41,058
           --              --              --               --              --              --               --               --
           --         374,129           1,835               --              --              --           49,967               --
       78,250         265,252          39,302            4,361           2,937           2,510               --               --
           --              --          12,954               --              --              --               --               --
       72,368          77,216          18,785            9,838           7,196          11,738          205,827           17,877
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
      680,882      20,830,349       7,342,563        2,067,704          76,066          21,544          505,844          101,338
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
$  52,808,751   $ 186,898,289   $  31,027,446    $  12,250,417   $  11,652,451   $   4,806,391    $ 274,144,035    $  26,755,381
=============   =============   =============    =============   =============   =============    =============    =============

$  48,297,802   $ 179,492,801   $  30,045,780    $  12,197,017   $  11,296,354   $   5,311,298    $ 274,368,811    $  26,757,505
       33,205              --          (9,936)              --           1,574           4,786               --               --
      139,592         159,677          27,427            5,781           8,650        (617,129)        (224,776)          (2,124)
    4,338,152       7,245,811         964,175           47,619         345,873         107,436               --               --
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
$  52,808,751   $ 186,898,289   $  31,027,446    $  12,250,417   $  11,652,451   $   4,806,391    $ 274,144,035    $  26,755,381
=============   =============   =============    =============   =============   =============    =============    =============
$  21,108,539   $  65,934,945   $   8,344,667    $   1,187,796   $     696,228   $     792,077    $     359,918    $   8,175,114
=============   =============   =============    =============   =============   =============    =============    =============
$  28,042,598   $ 106,796,993   $  14,290,631    $   1,266,160   $     702,385   $     539,449    $      25,000    $   3,920,077
=============   =============   =============    =============   =============   =============    =============    =============
$   3,444,600   $  13,773,078   $   4,574,873    $     421,662   $     467,863   $     281,799    $      25,000    $     434,883
=============   =============   =============    =============   =============   =============    =============    =============
$     213,014   $     393,273   $   3,817,275    $   9,374,799   $   9,785,975   $   3,193,066    $ 273,734,117    $  14,225,307
=============   =============   =============    =============   =============   =============    =============    =============

    1,785,577       5,712,605         770,669          118,004          67,273          79,813          359,913        8,175,118
=============   =============   =============    =============   =============   =============    =============    =============
    2,373,141       9,266,321       1,321,002          125,880          67,998          54,372           25,000        3,920,078
=============   =============   =============    =============   =============   =============    =============    =============
      290,767       1,195,228         422,727           41,966          45,282          28,400           25,000          434,883
=============   =============   =============    =============   =============   =============    =============    =============
       17,932          34,107         352,949          932,104         946,252         321,703      273,959,755       14,227,426
=============   =============   =============    =============   =============   =============    =============    =============

$       11.82   $       11.54   $       10.83    $       10.07   $       10.35   $        9.92    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       12.41   $       12.12   $       11.37    $       10.57   $       10.87   $       10.41    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       11.82   $       11.53   $       10.82    $       10.06   $       10.33   $        9.92    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       11.85   $       11.52   $       10.82    $       10.05   $       10.33   $        9.92    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       11.88   $       11.53   $       10.82    $       10.06   $       10.34   $        9.93    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$  43,025,382   $ 171,455,951   $  28,211,195    $  11,189,717   $  10,832,716   $   4,560,814    $ 272,618,308    $  22,769,706
=============   =============   =============    =============   =============   =============    =============    =============

                 See accompanying notes to financial statements

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1996

                                                                                    Asia
                                                                                   Growth            Capital            Investors
                                                                                    Fund*              Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
Income:
Interest ...............................................................          $  18,814         $   514,027        $  1,523,972
Dividends (Note A) .....................................................             64,177           1,913,899           8,551,401
                                                                                  ---------         -----------        ------------
                                                                                     82,991           2,427,926          10,075,373
Expenses:
Management fee .........................................................             30,723           1,143,084           2,455,501
Registration and filing fees ...........................................              2,450              40,000              40,001
Custody and administration fees ........................................            126,686              62,524              68,889
Legal ..................................................................              1,267             130,000              89,999
Printing ...............................................................              5,798              38,500             285,001
Shareholder services ...................................................             14,500              45,000             393,000
Amortization of organization expenses ..................................             13,416                 --                  --
Audit and tax return preparation fees ..................................              3,356              77,000              86,001
Directors' fees and expenses ...........................................              1,951              67,725              77,998
Other ..................................................................              1,500              31,000             110,000
                                                                                  ---------         -----------        ------------
                                                                                    201,647           1,634,833           3,606,390
Management fee waived and expenses absorbed by investment advisor ......           (163,410)                 --                  --
Credits earned from custodian on cash balances .........................               (219)                (69)               (242)
                                                                                  ---------         -----------        ------------
                                                                                     38,018           1,634,764           3,606,148
Distribution and service fees:
Class A Shares .........................................................              4,842                  45               9,375
Class B Shares .........................................................             17,196                 105              28,496
Class C Shares .........................................................              1,125                 108               7,296
                                                                                  ---------         -----------        ------------
Net expenses ...........................................................             61,181           1,635,022           3,651,315
                                                                                  ---------         -----------        ------------
Net investment income ..................................................             21,810             792,904           6,424,058
                                                                                  =========         ===========        ============
Realized and unrealized gain (loss): Net realized gain (loss) on:
Investments (Note B) ...................................................            319,467          22,843,163          52,051,879
Options written ........................................................                319              19,754                  --
Foreign currency transactions ..........................................             (5,493)               (165)                (36)
                                                                                  ---------         -----------        ------------
                                                                                    314,293          22,862,752          52,051,843
                                                                                  ---------         -----------        ------------
Net change in unrealized appreciation (depreciation) on:
Investments ............................................................             53,192          10,601,638          70,016,706
Foreign currency transactions and other assets .........................                (55)                (28)               (197)
                                                                                  ---------         -----------        ------------
                                                                                     53,137          10,601,610          70,016,509
                                                                                  ---------         -----------        ------------
Net realized and unrealized gain (loss) ................................            367,430          33,464,362         122,068,352
                                                                                  ---------         -----------        ------------
Net increase in net assets from operations .............................          $ 389,240         $34,257,266        $128,492,410
                                                                                  =========         ===========        ============
Note A: Net of foreign withholding tax of: .............................          $   6,183         $    29,513        $    158,622
                                                                                  =========         ===========        ============
Note B: Net of foreign withholding tax of: .............................          $   2,237         $        --        $         --
                                                                                  =========         ===========        ============

* Fund's commencement of investment operations was May 6, 1996.

                 See accompanying notes to financial statements

                                                         U.S.          National        New York           New York         Cash
     Total        High Yield        Strategic         Government     Intermediate      Municipal         Municipal      Management
  Return Fund      Bond Fund        Bond Fund        Income Fund    Municipal Fund     Bond Fund         Money Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
  $1,325,501      $ 7,951,108       $1,847,036        $ 680,165        $ 604,683        $239,208        $7,434,967      $1,014,725
     539,726               --               --               --               --              --                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   1,865,227        7,951,108        1,847,036          680,165          604,683         239,208         7,434,967       1,014,725

     184,118          565,248          146,387           66,682           56,186          21,043           393,078          36,898
      37,968           69,000           27,234           27,000           27,000           7,002             2,500          35,001
      65,358           88,500           43,029           26,573           19,554          11,315           236,311          33,909
      17,301            3,899              333               --               --              --            53,700           3,602
      17,601           26,502           10,300            6,300            5,100              --            87,000           7,901
      75,000           86,000           52,500           49,000           49,000           2,900           110,001          12,600
      19,175           29,894           29,998           24,603           23,780          14,040                --              --
      24,401           50,000           14,500            7,000            7,000           3,500           130,001          12,701
       1,739            1,903            1,929            1,929            1,929           2,430             2,811           2,811
      11,532           17,000           12,000            9,800            9,100           7,000            32,737           6,601
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     454,193          937,946          338,210          218,887          198,649          69,230         1,048,139         152,024
    (286,769)        (191,119)        (144,551)        (152,144)        (140,145)        (46,106)               --         (50,544)
         (44)            (700)            (429)             (61)          (2,317)         (2,080)           (2,477)             (9)
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     167,380          746,127          193,230           66,682           56,187          21,044         1,045,662         101,471

      31,644           72,432            7,229            1,712            1,550           1,659                --              --
     147,557          404,316           63,712            7,971            5,978           5,193                --              --
      19,472           45,496           15,131            2,780            3,418           2,715                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     366,053        1,268,371          279,302           79,145           67,133          30,611         1,045,662         101,471
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   1,499,174        6,682,737        1,567,734          601,020          537,550         208,597         6,389,305         913,254
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========

     540,093        1,779,535          467,146           88,860           23,657           6,816             2,563             (10)
          (4)              --           83,360               --               --              --                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     540,089        1,779,535          550,506           88,860           23,657           6,816             2,563             (10)
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------

   3,888,005        6,815,932          410,629         (277,785)         (78,007)        (43,124)               --              --
          --          (18,249)           3,258               --               --              --                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   3,888,005        6,797,683          413,887         (277,785)         (78,007)        (43,124)               --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   4,428,094        8,577,218          964,393         (188,925)         (54,350)        (36,308)            2,563             (10)
  $5,927,268      $15,259,955       $2,532,127        $ 412,095        $ 483,200        $172,289        $6,391,868      $  913,244
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========
  $    5,576      $        --       $       --        $      --        $      --        $     --        $       --      $       --
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========
  $       --      $        --       $       --        $      --        $      --        $     --        $       --      $       --
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========

Statements of Changes in Net Assets
For the Year Ended December 31, 1996

                                                                       Asia
                                                                      Growth            Capital          Investors
                                                                       Fund*             Fund              Fund
---------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income .........................................   $      21,810    $     792,904    $   6,424,058
  Net realized gain (loss) on investments, options, and
  foreign currency transactions .................................         314,293       22,862,752       52,051,843
  Net change in unrealized appreciation (depreciation) on
  investments, options, foreign currency transactions
  and other assets ..............................................          53,137       10,601,610       70,016,509
                                                                    -------------    -------------    -------------
  Net increase in net assets from operations ....................         389,240       34,257,266      128,492,410
                                                                    -------------    -------------    -------------
Dividends and distributions to shareholders:
  Dividends from net investment income:

    Class A .....................................................         (16,828)            (233)         (52,117)
    Class B .....................................................          (1,406)            (120)         (15,140)
    Class C .....................................................            (329)            (120)          (3,893)
    Class O .....................................................            (728)        (797,069)      (6,351,142)
                                                                    -------------    -------------    -------------
                                                                          (19,291)        (797,542)      (6,422,292)
                                                                    -------------    -------------    -------------
  Dividends in excess of net investment income:
    Class A .....................................................              --               --               --
    Class B .....................................................              --               --               --
    Class C .....................................................              --               --               --
    Class O .....................................................              --               --               --
                                                                    -------------    -------------    -------------
                                                                               --               --               --
                                                                    -------------    -------------    -------------
  Distributions from net realized gains:
    Class A .....................................................         (53,543)          (6,217)        (766,906)
    Class B .....................................................         (46,007)          (3,992)        (609,635)
    Class C .....................................................          (3,591)          (3,992)        (111,830)
    Class O .....................................................          (1,798)     (25,587,085)     (59,558,730)
                                                                    -------------    -------------    -------------
                                                                         (104,939)     (25,601,286)     (61,047,101)
                                                                    -------------    -------------    -------------
Net fund capital share transactions:
    Class A .....................................................       3,549,887          342,420       10,214,466
    Class B .....................................................       3,050,781          218,589        8,511,239
    Class C .....................................................         237,212          130,425        1,554,480
    Class O .....................................................         117,478       25,656,871       28,941,018
                                                                    -------------    -------------    -------------
     Net increase in net assets derived from share transactions .       6,955,358       26,348,305       49,221,203
                                                                    -------------    -------------    -------------
Net increase in net assets ......................................       7,220,368       34,206,743      110,244,220
Net assets:
  Beginning of period ...........................................           5,000      102,428,627      430,413,606
                                                                    -------------    -------------    -------------
  End of period (a) .............................................   $   7,225,368    $ 136,635,370    $ 540,657,826
                                                                    =============    =============    =============
(a) Including undistributed net investment income or
    distributions in excess of net investment income of: ........   $       2,519    $    (111,168)   $       1,766
                                                                    =============    =============    =============

* Fund's commencement of investment operations was May 6, 1996.

                 See accompanying notes to financial statements


                                                   U.S.         National      New York     New York          Cash
    Total        High Yield      Strategic      Government    Intermediate    Municipal    Municipal      Management
 Return Fund      Bond Fund      Bond Fund     Income Fund   Municipal Fund   Bond Fund    Money Fund        Fund
-----------------------------------------------------------------------------------------------------------------------
$  1,499,174    $  6,682,737    $ 1,567,734    $   601,020    $   537,550    $  208,597   $  6,389,305    $   913,254
     540,089       1,779,535        550,506         88,860         23,657         6,816          2,563            (10)

   3,888,005       6,797,683        413,887       (277,785)       (78,007)      (43,124)            --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
   5,927,268      15,259,955      2,532,127        412,095        483,200       172,289      6,391,868        913,244
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

    (608,681)     (2,693,853)      (223,497)       (35,750)       (28,388)       (32,335)         (802)      (264,829)
    (585,187)     (3,488,256)      (463,295)       (35,916)       (23,706)       (21,617)         (142)      (137,835)
     (76,316)       (390,999)      (103,804)       (12,551)       (13,552)      (11,310)          (142)       (13,718)
    (195,785)       (138,093)      (812,077)      (516,803)      (474,259)     (141,908)    (6,388,219)      (496,872)
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
  (1,465,969)     (6,711,201)    (1,602,673)      (601,020)      (539,905)     (207,170)    (6,388,219)      (913,254)
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

          --              --         (1,487)            --             --            --             --             --
          --              --         (3,010)            --             --            --             --             --
          --              --           (706)            --             --            --             --             --
          --              --         (4,733)            --             --            --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
          --              --         (9,936)            --             --            --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

    (152,704)       (611,200)      (125,860)        (4,728)        (1,449)           --             --             --
    (203,017)       (942,499)      (218,299)        (5,771)        (1,467)           --             --             --
     (25,301)       (118,077)       (67,806)        (2,179)          (976)           --             --             --
     (28,599)        (10,856)       (58,871)       (65,419)       (20,439)           --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
    (409,621)     (1,682,632)      (470,836)       (78,097)       (24,331)           --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

  15,969,336      52,531,457      7,803,194        914,633        131,024       252,823        359,913      6,419,571
  20,798,943      93,129,376     12,296,600        707,635        271,514        21,121         25,000      1,681,592
   2,758,002      12,100,036      4,143,135        157,310        198,788        20,592         25,000        252,342
  (4,743,447)     (7,754,436)    (6,230,578)        62,922        185,121       712,785     47,182,964      7,541,082
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
  34,782,834     150,006,433     18,012,351      1,842,500        786,447     1,007,321     47,592,877     15,894,587
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
  38,834,512     156,872,555     18,461,033      1,575,478        705,411       972,440     47,595,440     15,894,577

  13,974,239      30,025,734     12,566,413     10,674,939     10,947,040     3,833,951    226,548,595     10,860,804
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
$ 52,808,751    $186,898,289    $31,027,446    $12,250,417    $11,652,451    $4,806,391   $274,144,035    $26,755,381
============    ============    ===========    ===========    ===========    ==========   ============    ===========

$     33,205    $   (395,860)   $  (212,591)   $   (61,032)   $     1,574    $    4,786   $         --    $        --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

                 See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Year Ended December 31, 1995

                                                                       Asia
                                                                      Growth       Capital        Investors
                                                                      Fund(a)       Fund            Fund
-----------------------------------------------------------------------------------------------------------
Operations:
 Net investment income...........................................     $    --    $   702,996    $  6,537,153
 Net realized gain (loss) on investments, options, and foreign
   curency transactions..........................................          --     20,581,764      49,873,168
 Net change in unrealized appreciation (depreciation) on
  investments, options, foreign currency transactions and
  other assets...................................................          --      7,415,877      62,151,251
                                                                   -----------    ----------   --------------
 Net increase in net assets from operations......................          --     28,700,637     118,561,572
                                                                   -----------    ----------   --------------

Dividends and distributions to shareholders:
Dividends from net investment income:

  Class A........................................................          --            --            (4,087)
  Class B........................................................          --            --            (2,179)
  Class C........................................................          --            --            (1,577)
  Class O........................................................          --      (698,526)       (6,529,373)
                                                                   -----------    -----------   --------------
                                                                           --      (698,526)       (6,537,216)
                                                                   -----------  -------------   --------------
Distributions from net realized gains:
  Class A........................................................          --            --           (37,569)
  Class B........................................................          --            --           (61,264)
  Class C........................................................          --            --           (26,879)
  Class O........................................................          --   (11,082,177)      (36,419,464)
                                                                   -----------  -------------   --------------
                                                                           --   (11,082,177)      (36,545,176)
                                                                   -----------  -------------   --------------
Distributions in excess of net realized gains:
  Class A........................................................          --            --                 --
  Class B........................................................          --            --                 --
  Class C........................................................          --            --                 --
  Class O........................................................          --            --                 --
                                                                   -----------  -------------    -------------
                                                                           --            --                 --
                                                                   -----------  -------------    -------------
Net fund capital share transactions:
  Class A........................................................          --            --            396,175
  Class B........................................................          --            --            675,659
  Class C........................................................          --            --            264,858
  Class O........................................................          --    (1,195,665)         5,383,498
                                                                   -----------  --------------   -------------
Net increase (decrease) in net assets derived from share
  transactions..................................................           --    (1,195,665)         6,720,190
                                                                   -----------  --------------   -------------
Net increase (decrease) in net assets............................          --    15,724,269         82,199,370
Net assets:
  Beginning of period............................................          --    86,704,358        348,214,236
                                                                   -----------  --------------   -------------
  End of period *................................................          --  $102,428,627       $430,413,606
                                                                   =========== ===============   =============
*   Including undistributed net investment income or
    distributions in excess of net investment income of:           $       --  $      4,470      $          --
                                                                    ========== ================   =============

(a) Fund's commencement of investment operations was May 6, 1996.
(b) Fund's commencement of investment operations was September 11, 1995.
(c) Fund's commencement of investment operations was February 22, 1995.

                 See accompanying notes to financial statements


                                                   U.S.            National           New York        New York        Cash
    Total        High Yield     Strategic       Government       Intermediate         Municipal       Municipal     Management
Return Fund(b)  Bond Fund(c)   Bond Fund(c)   Income Fund(c)   Municipal Fund(c)      Bond Fund       Money Fund       Fund
--------------------------------------------------------------------------------------------------------------------------------
$   132,091    $  1,503,286    $   912,394    $   517,510       $    430,514        $   202,366     $  8,261,332    $    695,618
     24,049         472,003        278,481        110,378             39,589            (65,526)          27,905              --
    450,147         448,128        550,288        325,404            423,880            481,771               --              --
------------   -------------  -------------  -------------    ---------------    --------------    -------------    ------------
    606,287       2,423,417      1,741,163        953,292            893,983            618,611        8,289,237         695,618
------------   -------------  -------------  -------------    ---------------    --------------    -------------    ------------



    (35,724)       (428,959)       (30,591)       (12,734)           (17,376)           (11,538)              --         (40,161)
    (47,121)       (212,975)       (59,198)       (16,038)           (11,207)           (12,739)              --         (26,516)
     (3,465)        (42,228)       (23,725)       (10,967)            (8,442)            (9,206)              --          (2,693)
    (45,781)       (790,660)      (804,713)      (477,771)          (389,560)          (165,524)      (8,261,332)       (626,248)
------------   ------------   -------------  --------------   ---------------    --------------     ------------    ------------
   (132,091)     (1,474,822)      (918,227)      (517,510)          (426,585)          (199,007)      (8,261,332)       (695,618)
------------   ------------   -------------  --------------   ---------------    --------------     ------------    ------------
     (3,900)       (146,101)       (11,724)        (2,801)            (1,569)                --               --              --
      5,711)       (137,393)       (42,853)        (4,374)            (1,193)                --               --              --
       (469)        (17,451)        (9,338)        (2,795)              (749)                --               --              --
     (4,845)       (108,284)      (226,037)      (100,408)           (26,754)                --               --              --
------------  --------------  -------------  --------------   ---------------    --------------      -----------    ------------
    (14,925)       (409,229)      (289,952)      (110,378)           (30,265)                --               --              --
-----------   --------------  -------------  --------------   ---------------    --------------      -----------    ------------
         --              --             --           (216)                --                 --               --              --
         --              --             --         (1,765)                --                 --               --              --
         --              --             --           (174)                --                 --               --              --
         --              --             --         (2,827)                --                 --               --              --
-----------  --------------   ------------  --------------    --------------     --------------      -----------    ------------
         --              --             --         (4,982)                --                 --              --               --
-----------  --------------   ------------  --------------    --------------     --------------      -----------    ------------
  3,580,176      10,746,292        498,371        269,838            551,191            528,982               --       1,755,547
  5,255,708      10,103,804      1,866,229        561,475            417,842            504,427               --       2,238,486
    424,084       1,264,713        397,920        265,054            260,067            250,059               --         182,541
  4,250,000       7,371,479      9,270,829      9,258,070          9,280,727         (1,202,551)     (43,267,305)    (12,442,586)
-----------  --------------   ------------  --------------    --------------     --------------      -----------     -----------
 13,509,968      29,486,288     12,033,349     10,354,437         10,509,827             80,917      (43,267,305)     (8,266,012)
-----------  --------------   ------------  --------------    --------------     --------------      -----------     -----------
 13,969,239      30,025,654     12,566,333     10,674,859         10,946,960            500,521      (43,239,400)     (8,266,012)

      5,000              80             80             80                 80          3,333,430      269,787,995      19,126,816
-----------  --------------   -------------  --------------   --------------     --------------     ------------    ------------
$13,974,239    $ 30,025,734    $12,566,413    $10,674,939       $ 10,947,040        $ 3,833,951     $226,548,595    $ 10,860,804
===========  ==============   =============  ==============   ==============     ==============     ============    ============

$        --    $     28,464    $   (29,376)   $        --       $      3,929        $     3,359     $        --     $         --
===========  ==============   =============  ==============   ==============     ==============     ============    ============



                 See accompanying notes to financial statements

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc (the "Investors Fund") and the Salomon Brothers Capital Fund Inc (the "Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of ten portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund (the "New York Municipal Money Fund"), Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), and Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"). Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's and New York Municipal Money Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Bond Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's objective is to seek long-term capital appreciation; the Investors Fund's primary objective is to seek long-term growth of capital; the Capital Fund's objective is to seek capital appreciation.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of December 31, 1996 for each Fund is as follows:

Fund                                                       Expiration of Amortization       Amount
----------------------------------------------------------------------------------------------------
New York Municipal Bond Fund.............................         February 1998             $13,855
National Intermediate Municipal Fund.....................         February 2000             $73,438
U.S. Government Income Fund..............................         February 2000             $76,025
High Yield Bond Fund.....................................         February 2000             $92,615
Strategic Bond Fund......................................         February 2000             $92,944
Total Return Fund........................................        September 2000             $70,680
Asia Growth Fund.........................................           May 2001                $86,584


The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

         (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund and New York Municipal Money Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value, until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

         Portfolio securities for the Cash Management Fund and the New York Municipal Money Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

         Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

         Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m.

     Eastern time (12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

         Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

         (b) Futures Contracts. The New York Municipal Bond Fund, National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

         (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

         (d) Mortgage Rolls. The U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 1996 was approximately $1,181,000, $334,000 and $471,000 for the U.S.
     Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

         (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         (f) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

         (g) Forward Foreign Currency Contracts. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund and Investors Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

         (h) Loan Participations. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1996 were $7,782,188 and $1,238,438, respectively.

         (i) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

         The Asia Growth Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

         (j) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Investors Fund, and Capital Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund and the Capital Fund will be declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

         (k) Class Accounting. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

         (l) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

         (m) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund and Capital Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .20% for the Cash Management Fund and New York Municipal Money Fund, .50% for the New York Municipal Bond Fund and the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, .55% for the Total Return Fund and .80% for the Asia Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million--1%; next $100 million--.75% ; next $200 million--.625%; excess over $400 million--.50%. SBAM Limited, an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond and Asia Growth Fund. SBAM has retained SBAM AP, an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets                                                            Annual Fee Rate
---------------------------------------------------------------------------------------------------
First $350 million....................................................................   .500%
Next  $150 million....................................................................   .400%
Next  $250 million....................................................................   .375%
Next  $250 million....................................................................   .350%
Over  $1 billion......................................................................   .300%


The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the

Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one-year periods, ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 the Investors Fund's performance exceeded the investment record of the S&P Index by approximately two, three, six, and six percent, respectively. As a result, base management fees were increased in aggregate by $199,931 for the year ended December 31, 1996.

For the year ended December 31, 1996, SBAM waived management fees of $36,898, $21,043, $56,186, $66,682, $191,119, $144,551, $184,118 and $30,723 for the Cash
Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, and Asia Growth Fund, respectively, and voluntarily absorbed expenses of $13,646, $25,063, $83,959, $85,462, $102,651 and $132,687 for the
Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, Total Return Fund and Asia Growth Fund, respectively.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1996, credits earned on outstanding cash balances were used to reduce custodian fees.

Each Fund has an agreement with Salomon Brothers Inc ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $1,758, $59,316 and $29,772 were paid by the Total Return Fund, Investors Fund and Capital Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the year ended December 31, 1996.

Salomon Brothers received $20,462 as its portion of the front-end sales charge on sales of Class A shares of the Funds during the year ended December 31, 1996. In addition, contingent deferred sales charges of $160,530 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the year ended December 31, 1996.

3. Capital Stock

At December 31, 1996, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Money Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, and Strategic Bond Fund, each had 1,000,000,000 shares authorized. The Total Return Fund and Asia Growth Fund had 999,999,992 and 1,000,000,008 shares authorized, respectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                                 Class A                                         Class B
-------------------------------------------------------------------------------------------------------------------------------
                                  Period Ended             Period Ended             Period Ended             Period Ended
                               December 31, 1996         December 31, 1995       December 31, 1996         December 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
                               Shares      Amount       Shares         Amount    Shares      Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund
Sold ...................      356,682  $  3,537,272        --            --       305,714   $ 3,042,058       --            --
Issued as reinvestment .        2,175        22,436        --            --           846         8,723       --            --
Redeemed ...............       (1,037)       (9,821)       --            --          --            --         --            --
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------

Net increase ...........      357,820  $  3,549,887        --            --       306,560   $ 3,050,781       --            --
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========

Capital Fund
Sold ...................       17,551  $    347,514        --            --        11,001   $   218,589       --            --
Issued as reinvestment .          121         2,304        --            --          --            --         --            --
Redeemed ...............         (384)       (7,398)       --            --          --            --         --            --
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)        17,288  $    342,420        --            --        11,001   $   218,589       --            --
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Investors Fund
Sold ...................      557,317  $ 10,367,582      27,922  $    420,791     473,935   $ 8,823,215     41,769   $   654,082
Issued as reinvestment .       43,043       791,687         760        12,451      30,569       561,476      1,335        21,837
Redeemed ...............      (49,750)     (944,803)     (2,119)      (37,067)    (47,379)     (873,452)       (15)         (260)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase ...........      550,610  $ 10,214,466      26,563  $    396,175     457,125   $ 8,511,239     43,089   $   675,659
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Total Return Fund
Sold ...................    1,634,908  $ 18,197,811     343,940  $  3,552,510   1,941,522   $21,665,343    518,625   $ 5,342,405
Issued as reinvestment .       56,167       639,053       2,713        28,624      57,560       656,054      3,801        40,062

Redeemed ...............     (252,184)   (2,867,528)        (93)         (958)   (136,340)   (1,522,454)   (12,152)     (126,759)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase (decrease)     1,438,891  $ 15,969,336     346,560  $  3,580,176   1,862,742   $20,798,943    510,274   $ 5,255,708
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
High Yield Bond Fund
Sold ...................    5,579,873  $ 62,422,667   1,019,841  $     10,701   8,434,142   $94,520,293    946,768   $ 9,961,848
Issued as reinvestment .      178,995     2,017,850      40,936       430,949     173,250     1,963,617     15,920       168,888
Redeemed ...............   (1,070,460)  (11,909,060)    (36,582)     (386,153)   (301,187)   (3,354,534)    (2,574)      (26,932)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase (decrease)     4,688,408  $ 52,531,457   1,024,195  $ 10,746,292   8,306,205   $93,129,376    960,114   $10,103,804
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Strategic Bond Fund
Sold ...................      749,039  $  8,090,137      53,771  $    551,616   1,214,882   $13,060,764    174,744   $ 1,827,448
Issued as reinvestment .       22,056       238,009       1,158        12,171      33,453       360,441      3,737        39,371
Redeemed ...............      (49,131)     (524,952)     (6,226)      (65,416)   (105,759)   (1,124,605)       (57)         (590)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase (decrease)       721,964  $  7,803,194      48,703  $    498,371   1,142,576   $12,296,600    178,424   $ 1,866,229
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
U.S. Government Income
Fund
Sold ...................      117,000  $  1,173,487      26,869  $    269,137     114,615   $ 1,149,715     54,833   $   554,953
Issued as reinvestment .        1,688        16,972          76           721       1,043        10,504        637         6,542
Redeemed ...............      (27,629)     (275,826)         (2)          (20)    (45,248)     (452,584)        (2)          (20)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase ...........       91,059  $    914,633      26,943  $    269,838      70,410   $   707,635     55,468   $   561,475
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
National Intermediate
Municipal Fund
Sold ...................       30,133  $    310,751      54,100  $    546,146      45,974   $   472,141     41,260   $   416,180
Issued as reinvestment .        1,305        13,429         710         7,331         623         6,378        163         1,682
Redeemed ...............      (18,756)     (193,156)       (221)       (2,286)    (20,022)     (207,005)        (2)          (20)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase ...........       12,682  $    131,024      54,589  $    551,191      26,575   $   271,514     41,421   $   417,842
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
New York Municipal Bond
Fund
Sold ...................       36,597  $    358,657      53,966  $    528,846       1,615   $    16,000     52,010   $   502,220
Issued as reinvestment .          424         4,166          16           157         523         5,121        226         2,229
Redeemed ...............      (11,188)     (110,000)         (2)          (21)       --            --           (2)          (22)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)        25,833  $    252,823      53,980  $    528,982       2,138   $    21,121     52,234   $   504,427
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
New York Municipal Money
Fund
Sold ...................      359,251  $    359,251        --            --        25,000   $    25,000       --            --
Issued as reinvestment .          662           662        --            --          --            --         --            --
Redeemed ...............         --            --          --            --          --            --         --            --
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)       359,913  $    359,913        --            --        25,000   $    25,000       --            --
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Cash Management Fund
Sold ...................   34,309,623  $ 34,309,623   8,291,614  $  8,291,614   4,686,602   $ 4,686,602  3,213,151   $ 3,213,151
Issued as reinvestment .       59,295        59,295       4,672         4,672     111,779       111,779     24,262        24,262
Redeemed ...............  (27,949,347)  (27,949,347) (6,540,739)   (6,540,739) (3,116,789)   (3,116,789)  (998,927)     (998,927)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)     6,419,571  $  6,419,571   1,755,547  $  1,755,547   1,681,592   $ 1,681,592  2,238,486   $ 2,238,486
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========



                        See accompanying notes to financial statements

80




                                  Class C                                                           Class O
----------------------------------------------------------------------------------------------------------------------------------
                   Period Ended                Period Ended                 Period Ended                  Period Ended
                December 31, 1996           December 31, 1995            December 31, 1996              December 31, 1995
----------------------------------------------------------------------------------------------------------------------------------
                Shares      Amount        Shares       Amount           Shares       Amount             Shares       Amount
----------------------------------------------------------------------------------------------------------------------------------
                34,069    $    333,338        --             --            12,221    $     123,183            --               --
                    19             190        --             --                37              387            --               --
               (10,334)        (96,316)       --             --              (400)          (4,092)           --               --
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                23,754    $    237,212        --             --            11,858    $     117,478            --               --
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                 6,531    $    130,425        --             --         1,669,366    $  33,303,396       1,609,281    $  29,031,088
                  --              --          --             --         1,304,403       24,802,608         600,042       11,026,944
                  --              --          --             --        (1,619,111)     (32,449,133)     (2,277,011)     (41,253,697)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                 6,531    $    130,425        --             --         1,354,658    $  25,656,871         (67,688)   $  (1,195,665)
             =========    ============     =======    ===========      ==========    =============     ===========    =============
               100,645    $  1,851,974      18,595    $   267,020         350,444    $   6,256,570         245,958    $   3,783,857
                 5,651         103,990          60            980       2,822,018       50,986,119       2,017,845       32,672,713
               (20,916)       (401,484)       (200)        (3,142)     (1,570,151)     (28,301,671)     (1,987,122)     (31,073,072)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                85,380    $  1,554,480      18,455    $   264,858       1,602,311    $  28,941,018         276,681    $   5,383,498
             =========    ============     =======    ===========      ==========    =============     ===========    =============
               278,826    $  3,090,704      41,886    $   423,053          17,355    $     195,012         425,000    $   4,250,000
                 7,242          82,831          99          1,041             456            5,295            --               --
               (37,410)       (415,533)         (1)           (10)       (425,004)      (4,943,754)           --               --
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
               248,658    $  2,758,002      41,984    $   424,084        (407,193)   $  (4,743,447)        425,000    $   4,250,000
             =========    ============     =======    ===========      ==========    =============     ===========    =============
             1,118,377    $ 12,586,569     124,291    $ 1,298,229          32,418    $     371,211         926,518    $   9,265,788
                29,193         330,589       1,229         12,925             495            5,673             791            7,911
               (73,411)       (817,122)     (4,453)       (46,441)       (744,326)      (8,131,320)       (181,791)      (1,902,220)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
             1,074,159    $ 12,100,036     121,067    $ 1,264,713        (711,413)   $  (7,754,436)        745,518    $   7,371,479
             =========    ============     =======    ===========      ==========    =============     ===========    =============
               425,748    $  4,594,269      38,420    $   391,367           1,757    $      18,841         926,274    $   9,263,323
                13,409         144,660         625          6,573              59              642             754            7,526
               (55,475)       (595,794)         (2)           (20)       (575,895)      (6,250,061)             (2)             (20)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
               383,682    $  4,143,135      39,043    $   397,920        (574,079)   $  (6,230,578)        927,026    $   9,270,829
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                16,846    $    170,867      27,164    $   272,000           6,017    $      60,175         925,200    $   9,252,000
                   103           1,029          20            206             276            2,757             816            8,164
                (1,471)        (14,586)       (698)        (7,152)             (1)             (10)           (206)          (2,094)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                15,478    $    157,310      26,486    $   265,054           6,292    $      62,922         925,810    $   9,258,070
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                18,942    $    195,000      25,963    $   260,000          18,217    $     184,880         927,748    $   9,278,117
                   368           3,788           9             87              24              241             263            2,630
                  --              --            (2)           (20)           --               --                (2)             (20)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                19,310    $    198,788      25,970    $   260,067          18,241    $     185,121         928,009    $   9,280,727
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                 2,072    $     20,000      26,263    $   250,020         134,576    $   1,300,860          14,323    $     137,924
                    61             592           6             60          11,918          117,064          17,711          169,082
                  --              --            (2)           (21)        (71,444)        (705,139)       (156,388)      (1,509,557)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                 2,133    $     20,592      26,267    $   250,059          75,050    $     712,785        (124,354)   $   1,202,550
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                25,000    $     25,000        --             --       310,065,553    $ 310,065,553     298,776,320    $ 298,776,320
                  --              --          --             --         6,167,495        6,167,495       7,924,931        7,924,931
                  --              --          --             --      (269,050,082)    (269,050,082)   (349,968,556)    (349,968,556)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                25,000    $     25,000        --             --        47,182,964    $  47,182,964     (43,267,305)   $ (43,267,305)
             =========    ============     =======    ===========      ==========    =============     ===========    =============
             1,086,079    $  1,086,079     180,044    $   180,044      51,041,652    $  51,041,652      47,254,877    $  47,254,877
                 4,192           4,192       2,497          2,497         342,904          342,904         431,706          431,706
              (837,929)       (837,929)       --             --       (43,843,474)     (43,843,474)    (60,129,169)     (60,129,169)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
               252,342    $    252,342     182,541    $   182,541       7,541,082    $   7,541,082     (12,442,586)   $ (12,442,586)
             =========    ============     =======    ===========      ==========    =============     ===========    =============



                        See accompanying notes to financial statements

At December 31, 1996, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

    New York Municipal Bond Fund........................................    16%
    National Intermediate Municipal Fund................................    89%
    U.S. Government Income Fund.........................................    80%
    Strategic Bond Fund.................................................    12%
    Asia Growth Fund....................................................    71%

4. Portfolio Activity

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1996, were as follows:

                                                 Purchases           Sales
-----------------------------------------------------------------------------
New York Municipal Bond Fund................   $  1,796,965      $    730,598
                                              =============     =============
National Intermediate Municipal Fund........   $  2,450,323      $  2,093,489
                                              =============     =============
U.S. Government Income Fund
  U.S. Government Securities................   $ 37,700,042      $ 36,421,810
                                              =============     =============
High Yield Bond Fund........................   $202,131,817      $ 61,569,952
                                              =============     =============
Strategic Bond Fund
  U.S. Government Securities................   $ 10,744,465      $  4,812,199
  Other Investments.........................     27,396,761        16,899,420
                                              -------------     -------------
                                               $ 38,141,226      $ 21,711,619
                                              =============     =============
Total Return Fund
  U.S. Government Securities................   $ 10,269,335      $  6,137,663
  Other Investments.........................     42,111,218        16,232,109
                                              -------------     -------------
                                               $ 52,380,553      $ 22,369,771
                                              =============     =============
Asia Growth Fund............................   $ 13,109,300      $  6,614,370
                                              =============     =============
Investors Fund..............................   $263,706,387      $275,088,241
                                              =============     =============
Capital Fund................................   $216,469,842      $212,131,218
                                              =============     =============

Transactions in options written for the Funds during the year ended December 31, 1996 were as follows:

                                                    Asia Growth Fund             Capital Fund
                                                ----------------------------------------------------
                                                  Number of    Premiums     Number of     Premiums
                                                  Contracts    Received     Contracts     Received
----------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1995......         --           --          --             --
Options written...............................    (26,000)     $(4,353)       (245)      $(41,326)
Options terminated in closing purchase
  transactions................................     26,000        4,353         245         41,326
                                                  -------      -------        ----       --------
Options outstanding at December 31, 1996......         --           --          --             --
                                                  =======      =======        ====       ========

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non- dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund and New York Municipal Money Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Bond Fund and New York Municipal Money Fund pursues their investment objectives by investing at least 80% of their net assets in obligations that are exempt from regular federal income taxes and at least 65% of their net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Bond and the New York Municipal Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

6. Tax Information

At December 31, 1996, the New York Municipal Money Fund, Cash Management Fund and New York Municipal Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                        New York                     New York
                                        Municipal       Cash         Municipal
Year of                                   Money      Management        Bond
Expiration                                Fund          Fund           Fund
------------------------------------------------------------------------------
1999.................................   $ 64,677        $  894            --
2000.................................     94,778           396            --
2001.................................         --           409            --
2002.................................     65,321           415      $299,006
2003.................................         --            --       318,123
2004.................................         --            10            --
                                        --------        ------      --------
                                        $224,776        $2,124      $617,129
                                        ========        ======      ========

During the year ended December 31, 1996, the New York Municipal Money Fund and New York Municipal Bond Fund utilized capital loss carryforwards of $2,563 and $6,816, respectively, to offset net realized capital gains. In addition, as permitted under Federal income tax regulations, the High Yield Bond Fund and Strategic Bond Fund have elected to defer $182,015 and $6,605, respectively, of Post-October net capital losses to the next taxable year. The Asia Growth Fund, Investors Fund and Capital Fund have also elected to defer to January 1, 1997, Post-October net foreign currency losses of $1,390, $71 and $333, respectively.

At December 31, 1996, paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and gains of securities of certain corporations designated as "passive foreign investment companies." The Strategic Bond Fund, Asia Growth Fund, Investors Fund and Capital Fund reclassified $64,315, $8,290, $347 and $165, respectively, from accumulated net realized gain (loss) on investments to undistributed net investment income. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

At December 31, 1996, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:


                                                          Gross           Gross Net
                                          Aggregate      Unrealized      Unrealized      Unrealized
                                             Cost       Appreciation                    (Depreciation)
                                                                                         Appreciation
-----------------------------------------------------------------------------------------------------
New York Municipal Bond Fund..........  $  4,560,814     $    123,494    $   (16,058)   $    107,436
National Intermediate Municipal Fund..    10,832,716          349,615         (3,742)        345,873
U.S. Government Income Fund...........    13,507,302           82,435        (40,401)         42,034
High Yield Bond Fund..................   191,372,174        7,975,293       (744,616)      7,230,677
Strategic Bond Fund...................    35,138,730        1,138,471       (195,894)        942,577
Total Return Fund.....................    48,046,839        4,637,625       (326,611)      4,311,014
Asia Growth Fund......................     6,826,585          558,417       (513,558)         44,859
Investors Fund........................   369,242,001      175,377,475     (3,936,161)    171,441,314
Capital Fund..........................   115,034,839       22,886,941     (1,160,155)     21,726,786


7. Subsequent Event

On January 28, 1997, pending shareholder approval, the Board of Directors of the Investors Fund approved an increase in the base management fee payable to SBAM. Information regarding this matter will be contained in a proxy statement to be mailed to Investors Fund shareholders on or about March 7, 1997.

Financial Highlights
Selected data per share of capital stock outstanding throughout each period:

ASIA GROWTH FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Class A            Class B           Class C         Class O
                                                                    -------------------------------------------------------------
                                                                                 Period Ended December 31, 1996 (a)'SS'
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................         $   10.00             $10.00         $  10.00         $  10.00
                                                                   ---------          ---------         --------         --------
Net investment income ....................................              0.05               0.01             0.01             0.07
Net gain on investments
   (both realized and unrealized) ........................              0.47               0.46             0.45             0.46
                                                                   ---------          ---------         --------         --------
   Total from investment operations ......................              0.52               0.47             0.46             0.53
                                                                   ---------          ---------         --------         --------
Dividends from net investment income .....................             (0.05)             (0.01)           (0.01)           (0.06)
Distributions from net realized gain on investments ......             (0.15)             (0.15)           (0.15)           (0.15)
                                                                   ---------          ---------         --------         --------
   Total dividends and distributions .....................             (0.20)             (0.16)           (0.16)           (0.21)
                                                                   ---------          ---------         --------         --------
Net asset value, end of period ...........................         $   10.32          $  $10.31         $  10.30         $  10.32
                                                                   =========          =========         ========         ========
Net assets, end of period (thousands) ....................         $   3,693          $   3,163         $    246             $124
Total return* ............................................             +5.2 %             +4.7 %           +4.6 %           +5.3 %
Ratios to average net assets:
   Expenses ..............................................              1.24%**            1.99%**          2.00%**          0.99%**
   Net investment income .................................              0.90%**            0.20%**          0.08%**          1.21%**
Portfolio turnover rate ..................................               119%               119%             119%             119%
Average Broker Commission Rate ...........................         $  0.0052          $  0.0052         $ 0.0052         $ 0.0052
Before waiver of management fee, expenses
   absorbed by SBAM and credits earned on custodian
   cash balances, net investment income per share and
   expense ratios would have been:
   Net investment income per share .......................            ($0.18)            ($0.23)          ($0.20)          ($0.18)
   Expense ratio .........................................              5.50%**            6.25%**          6.26%**          5.25%**

CAPITAL FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A           Class B         Class C
                                                                                       ---------------------------------------------
                                                                                  Period Ended December 31, 1996 (b)'SS'
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................                             $  21.98         $  21.98         $  21.98
                                                                                       --------         --------         --------
Net investment income ....................................                                 0.01            (0.02)           (0.02)
Net gain on investments
   (both realized and unrealized) ........................                                 1.54             1.56             1.57
                                                                                       --------         --------         --------
   Total from investment operations ......................                                 1.55             1.54             1.55
                                                                                       --------         --------         --------
Dividends from net investment income .....................                                (0.15)           (0.12)           (0.12)
Distributions from net realized gain on investments ......                                (3.50)           (3.50)           (3.50)
Distributions in excess of net realized gains ............                                   --               --               --
                                                                                       --------         --------         --------
   Total dividends and distributions .....................                                (3.65)           (3.62)           (3.62)
                                                                                       --------         --------         --------
Net asset value, end of period ...........................                             $  19.88         $  19.90         $  19.91
                                                                                       ========         ========         ========
Net assets, end of period (thousands) ....................                             $    344         $    219         $    130
Total return* ............................................                                +7.7 %           +7.6 %           +7.7 %
Ratios to average net assets:
   Expenses ..............................................                                 1.88%**          2.73%**          2.45%**
   Net investment income .................................                                 0.18%**         -0.66%**         -0.05%**
Portfolio turnover rate ..................................                                  191%             191%             191%
Average Broker Commission Rate ...........................                             $ 0.0586         $ 0.0586         $ 0.0586


(a)  May 6, 1996,  commencement of investment  operations,  through December 31,
     1996.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
'SS' Per share information calculated using the average shares outstanding method, whch more accurately represents amounts.

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------------
                                                Class O
--------------------------------------------------------------------------------------------------------
                                       Year Ended December 31,
--------------------------------------------------------------------------------------------------------
 1996'ss'                  1995                   1994                      1993                 1992
--------------------------------------------------------------------------------------------------------
 $  18.67                $  15.62                $  20.80                $  19.64             $  19.06
 --------                --------                --------                --------             --------
     0.13                    0.14                    0.03                   0.028                 0.10

     5.70                    5.27                   (2.87)                  3.242                 0.80
 --------                --------                --------                --------             --------
     5.83                    5.41                   (2.84)                   3.27                 0.90
 --------                --------                --------                --------             --------
    (0.15)                  (0.14)                  (0.03)                 (0.035)              (0.105)
    (4.47)                  (2.22)                  (1.51)                 (2.075)              (0.215)
     --                       --                    (0.80)                    --                   --
 --------                --------                --------                --------             --------
    (4.62)                  (2.36)                  (2.34)                  (2.11)               (0.32)
 --------                --------                --------                ---------            --------
 $  19.88                $  18.67                $  15.62                $  20.80             $  19.64
 ========                ========                ========                ========             ========
 $135,943                $102,429                $ 86,704                $113,905             $103,356
   +33.3 %                 +34.9 %                 -14.2 %                 +17.2 %               +4.7 %

    1.38%                    1.36%                   1.30%                   1.31%                1.34%
    0.67%                    0.74%                   0.12%                   0.13%                0.58%
     191%                     217%                    152%                    104%                  41%
$ 0.0586                     N/A                     N/A                      N/A                  N/A


Selected data per share of capital stock outstanding throughout each period:

INVESTORS FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A                          Class B
                                                                    ----------------------------------------------------------------
                                                                                           Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                                    1996           1995                    1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................         $ 16.62         $ 13.61              $ 16.61         $ 13.61
                                                                   -------         -------              -------         -------
Net investment income ....................................            0.19            0.19                 0.08            0.10
Net gain (loss) on investments
   (both realized and unrealized) ........................            4.63            4.55                 4.60            4.54
                                                                   -------         -------              -------         -------
   Total from investment operations ......................            4.82            4.74                 4.68            4.64
                                                                   -------         -------              -------         -------
Dividends from net investment income .....................           (0.22)          (0.23)               (0.10)          (0.14)
Distributions from net realized gain on investments ......           (2.33)          (1.50)               (2.33)          (1.50)
                                                                   -------         -------              -------         -------
   Total dividends and distributions .....................           (2.55)          (1.73)               (2.43)          (1.64)
                                                                   -------         -------              -------         -------
Net asset value, end of period ...........................         $ 18.89         $ 16.62              $ 18.86         $ 16.61
                                                                   =======         =======              =======         =======
Net assets, end of period (thousands) ....................         $10,905         $   441              $ 9,433         $   716
Total return* ............................................          +30.3 %          +35.3 %              +29.2 %        +34.5 %
Ratios to average net assets:

   Expenses ..............................................            1.06%           0.94%                1.82%           1.71%
   Net investment income .................................            0.94%           1.41%                0.21%           0.63%

Portfolio turnover rate ..................................              58%             86%                  58%             86%
Average Broker Commission Rate ...........................         $0.0593             N/A              $0.0593             N/A

TOTAL RETURN FUND'SS'

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class A                             Class B
                                                                 -------------------------------------------------------------------
                                                                   Year Ended     Period Ended         Year Ended     Period Ended
                                                                  December 31,    December 31,         December 31,    December 31,
                                                                     1996           1995(a)               1996           1995(a)
                                                                 -------------------------------------------------------------------
Net asset value, beginning of period .....................         $ 10.55         $ 10.00              $ 10.54         $ 10.00
                                                                   -------         -------              -------         -------
Net investment income ....................................            0.54            0.15                 0.45            0.13
Net gain on investments
   (both realized and unrealized) ........................            1.35            0.52                 1.35            0.51
                                                                   -------         -------              -------         -------
   Total from investment operations ......................            1.89            0.67                 1.80            0.64
                                                                   -------         -------              -------         -------
Dividends from net investment income .....................           (0.52)          (0.11)               (0.42)          (0.09)
Distributions from net realized gain on investments ......           (0.10)          (0.01)               (0.10)          (0.01)
                                                                   -------         -------              -------         -------
   Total dividends and distributions .....................           (0.62)          (0.12)               (0.52)          (0.10)
                                                                   -------         -------              -------         -------
Net asset value, end of period ...........................         $ 11.82         $ 10.55              $ 11.82         $ 10.54
                                                                   =======         =======              =======         =======
Net assets, end of period (thousands) ....................         $21,109         $ 3,658              $28,043         $ 5,378
Total return* ............................................          +18.3 %          +6.7 %              +17.4 %          +6.4 %
Ratios to average net assets:
   Expenses ..............................................            0.75%           0.74%**              1.50%           1.49%**
   Net investment income .................................            4.81%           4.82%**              4.06%           4.06%**
Portfolio turnover rate ..................................              76%             16%                  76%             16%
Average Broker Commission Rate ...........................         $0.0534             N/A              $0.0534             N/A
Before waiver of management fee, expenses absorbed
   by SBAM and credits earned on custodian cash
   balances, net investment income
   per share and expense ratios would have been:
   Net investment income per share .......................         $  0.44          $ 0.13              $  0.36          $ 0.11
   Expense ratio .........................................            1.61%           1.45%**              2.36%           2.19%**


(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
'SS' Per share  information  calculated  using the  average  shares  outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------
               Class C                                        Class O
--------------------------------------------------------------------------------------------------
                                                   Year Ended December 31,
--------------------------------------------------------------------------------------------------
          1996         1995          1996         1995          1994          1993         1992
--------------------------------------------------------------------------------------------------
         $16.61       $13.61        $16.61       $13.63        $15.60        $16.10       $17.10
       --------     --------      --------     --------      --------      --------     --------
           0.07         0.09          0.25         0.27          0.27          0.32         0.41
           4.60         4.55          4.62         4.48         (0.48)         2.03         0.79
       --------     --------      --------     --------      --------      --------     --------
           4.67         4.64          4.87         4.75         (0.21)         2.35         1.20
       --------     --------      --------     --------      --------      --------     --------
          (0.09)       (0.14)        (0.25)       (0.27)        (0.27)        (0.33)       (0.41)
          (2.33)       (1.50)        (2.33)       (1.50)        (1.49)        (2.52)       (1.79)
       --------     --------      --------     --------      --------      --------     --------
          (2.42)       (1.64)        (2.58)       (1.77)        (1.76)        (2.85)       (2.20)
       --------     --------      --------     --------      --------      --------     --------
         $18.86       $16.61        $18.90       $16.61        $13.63        $15.60       $16.10
       ========     ========      ========     ========      ========      ========     ========
         $1,959         $306      $518,361     $428,950      $348,214      $386,147     $370,350
          +29.3 %     +34.5 %       +30.6 %      +35.4 %        -1.3 %       +15.1 %       +7.4 %

           1.80%        1.68%         0.76%        0.69%         0.69%         0.68%        0.68%
           0.23%        0.66%         1.36%        1.67%         1.75%         1.90%        2.47%
             58%          86%           58%          86%           66%           79%          48%
        $0.0593         N/A        $0.0593         N/A           N/A           N/A          N/A


----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)                 1996                    1995(a)
----------------------------------------------------------------------------------------------
           $10.56                   $10.00                 $10.57                   $10.00
         -------                   -------                -------                  -------
             0.46                     0.14                   0.57                     0.17

             1.35                     0.51                   1.39                     0.52
          -------                 -------                 -------                  -------
             1.81                     0.65                   1.96                     0.69
          -------                 -------                 -------                  -------
            (0.42)                   (0.08)                 (0.55)                   (0.11)
            (0.10)                   (0.01)                 (0.10)                   (0.01)
          -------                  -------                -------                  -------
            (0.52)                   (0.09)                 (0.65)                   (0.12)
          -------                  -------                -------                  -------
           $11.85                   $10.56                 $11.88                   $10.57
          =======                  =======                =======                  =======
           $3,445                     $445                   $213                   $4,494
           +17.5 %                   +6.5 %                +19.0 %                   +6.9 %

             1.50%                    1.51%**                0.50%                    0.51%**
             4.07%                    4.26%**                5.13%                    5.30%**
               76%                      16%                    76%                      16%
          $0.0534                      N/A                $0.0534                     N/A



            $0.36                    $0.11                  $0.47                    $0.15
             2.36%                    2.22%**                1.36%                    1.22%**


Selected data per share of capital stock outstanding throughout each period:

HIGH YIELD BOND FUND

------------------------------------------------------------------------------------------------------
                                                         Class A                      Class B
------------------------------------------------------------------------------------------------------
                                                Year Ended    Period Ended   Year Ended   Period Ended
                                               December 31,   December 31,  December 31,  December 31,
                                                   1996          1995(a)        1996         1995(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........   $   10.53   $    10.00     $   10.53      $  10.00
                                                 ---------    ---------      --------      --------
Net investment income.........................        1.10         0.92          1.02          0.85
Net gain on investments
   (both realized and unrealized).............        1.11         0.67          1.11          0.68
                                                 ---------    ---------      --------      --------
   Total from investment operations...........        2.21         1.59          2.13          1.53
                                                 ---------    ---------      --------      --------
Dividends from net investment income..........       (1.10)       (0.91)        (1.03)        (0.85)
Distributions from net realized gain on
   investments................................       (0.10)       (0.15)        (0.10)        (0.15)
                                                 ---------    ---------      --------      --------
   Total dividends and distributions..........       (1.20)       (1.06)        (1.13)        (1.00)
                                                 ---------    ---------      --------      --------
Net asset value, end of period................   $   11.54   $    10.53     $   11.53      $  10.53
                                                 =========    =========      ========      ========
Net assets, end of period (thousands).........   $  65,935   $   10,789     $ 106,797      $ 10,108
Total return*.................................      +21.9 %      +16.6 %       +21.2 %       +15.7 %
Ratios to average net assets:
   Expenses...................................        1.24%        1.24%**       1.99%         1.96%**
   Net investment income......................        9.38%       10.58%**       8.49%         9.53%**
Portfolio turnover rate.......................          85%         109%           85%          109%
Before waiver of management fee and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
   Net investment income per share............   $    1.09   $     0.87     $    1.01      $   0.80
   Expense ratio..............................        1.50%        1.80%**       2.24%         2.51%**

STRATEGIC BOND FUND

-------------------------------------------------------------------------------------------------------
                                                         Class A                      Class B
-------------------------------------------------------------------------------------------------------
                                                 Year Ended   Period Ended   Year Ended   Period Ended
                                                December 31,  December 31,  December 31,  December 31,
                                                   1996'SS'      1995(a)      1996'SS'      1995(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........    $ 10.53      $ 10.00       $ 10.53       $ 10.00
                                                  -------      -------       -------       -------
Net investment income.........................       0.87         0.84          0.79          0.76
Net gain on investments
   (both realized and unrealized).............       0.55         0.78          0.53          0.79
                                                  -------      -------       -------       -------
   Total from investment operations...........       1.42         1.62          1.32          1.55
                                                  -------      -------       -------       -------
Dividends from net investment income..........      (0.94)       (0.85)        (0.85)        (0.78)
Dividends in excess of net investment income..      (0.01)        --           (0.01)           --
Distributions from net realized gain on
   investments................................      (0.17)       (0.24)        (0.17)        (0.24)
                                                  -------      -------       -------       -------
   Total dividends and distributions..........      (1.12)       (1.09)        (1.03)        (1.02)
                                                  -------      -------       -------       -------
Net asset value, end of period................    $ 10.83      $ 10.53       $ 10.82       $ 10.53
                                                  =======      =======       =======       =======
Net assets, end of period (thousands).........    $ 8,345      $   513       $14,291       $ 1,879
Total return*.................................      +14.1 %     +16.8 %        +13.0 %       +16.1 %
Ratios to average net assets:
   Expenses...................................        1.24%       1.23%**        1.98%         1.97%**
   Net investment income......................        8.09%       9.51%**        7.34%         8.75%**
Portfolio turnover rate.......................         122%         161%          122%          161%
Before waiver of management fee, expenses
absorbed by SBAM and credits earned on
custodian cash balances, net investment
income per share and expense ratios
would have been:
   Net investment income per share............    $   0.79     $  0.76       $   0.71      $   0.69
   Expense ratio..............................        1.98%       2.11%**        2.73%         2.85%**


(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
     Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

**   Annualized.

                 See accompanying notes to financial statements

----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)               1996'SS'                 1995(a)
----------------------------------------------------------------------------------------------
         $  10.53                $  10.00               $   10.54                  $  10.00
         --------                --------               ---------                  --------
             1.02                    0.85                    1.16                      0.95

             1.10                    0.68                    1.05                      0.67
         --------                --------               ---------                  --------
             2.12                    1.53                    2.21                      1.62
         --------                --------               ---------                  --------
            (1.03)                  (0.85)                  (1.12)                    (0.93)
            (0.10)                  (0.15)                  (0.10)                    (0.15)
         --------                --------               ---------                  --------
            (1.13)                  (1.00)                  (1.22)                    (1.08)
         --------                --------               ---------                  --------
         $  11.52                $  10.53               $   11.53                  $  10.54
         ========                ========               =========                  ========
         $ 13.773                $  1,274               $     393                  $  7,854
           +21.1 %                 +15.8 %                 +22.0 %                    +16.8%

             1.99%                   1.98%**                 0.99%                     1.00%**
             8.43%                   9.61%**                10.64%                    10.59%**
               85%                    109%                     85%                      109%




         $   1.01                $    0.80              $    1.13                 $    0.90
             2.24%                    2.54%**                1.24%                     1.55%**

----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
          1996'SS'                  1995(a)               1996'SS'                 1995(a)
----------------------------------------------------------------------------------------------
         $  10.53                $  10.00               $  10.53                  $ 10.00
         --------                --------               --------                  -------
             0.78                    0.77                   0.92                     0.87

             0.54                    0.78                   0.51                     0.77
         --------                --------               --------                  -------
             1.32                    1.55                   1.43                     1.64
         --------                --------               --------                  -------
            (0.85)                  (0.78)                 (0.96)                   (0.87)
            (0.01)                     --                  (0.01)                      --
            (0.17)                  (0.24)                 (0.17)                   (0.24)
         --------                --------               ---------                 --------
            (1.03)                  (1.02)                 (1.14)                   (1.11)
         --------                --------               ---------                 --------
         $  10.82                $  10.53               $  10.82                  $ 10.53
         ========                ========               ========                  ========
         $  4,575                $    411               $  3,817                  $ 9,763
            +13.1%                  +16.1%                 +14.2%                   +17.0%
             1.98%                   1.99%**                1.00%                    0.99%**
             7.26%                   8.77%**                8.65%                    9.74%**
              122%                    161%                   122%                     161%
         $   0.70                $   0.70               $   0.84                  $  0.79
             2.72%                   2.87%**                1.74%                    1.87%**

Selected data per share of capital stock outstanding throughout each period:

U.S. GOVERNMENT INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Class A                           Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended      Period Ended        Year Ended      Period Ended
                                                                  December 31,       December 31,     December 31,     December 31,
                                                                      1996             1995(a)           1996            1995(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................        $10.32           $10.00             $10.32           $10.00
                                                                     ------           ------             ------           ------
Net investment income .......................................          0.54             0.49               0.46             0.43
Net gain on investments
   (both realized and unrealized) ...........................         (0.19)            0.43              (0.20)            0.43
                                                                     ------           ------             ------           ------
   Total from investment operations .........................          0.35             0.92               0.26             0.86
                                                                     ------           ------             ------           ------
Dividends from net investment income ........................         (0.54)           (0.49)             (0.46)           (0.43)
Distributions from net realized gain on investments .........         (0.06)           (0.10)             (0.06)           (0.10)
Distributions in excess of net realized gain on investments .            --            (0.01)                --            (0.01)
                                                                     ------           ------             ------           ------
   Total dividends and distributions ........................         (0.60)           (0.60)             (0.52)           (0.54)
                                                                     ------           ------             ------           ------
Net asset value, end of period ..............................        $10.07           $10.32             $10.06           $10.32
                                                                     ======           ======             ======           ======
Net assets, end of period (thousands) .......................        $1,188             $278             $1,266             $572
Total return* ...............................................         +3.6 %           +9.5 %             +2.7 %           +8.8 %
Ratios to average net assets:
   Expenses .................................................          0.84%            0.85%**            1.59%            1.60%**
   Net investment income ....................................          5.22%            5.67%**            4.51%            4.85%**
Portfolio turnover rate .....................................           365%             230%               365%             230%
Before applicable waiver of management fee,
 expenses absorbed  by SBAM and credits earned on
 custodian cash balances, net investment income
 per share and expense ratios would have been:
Net investment income per share .............................         $0.38            $0.40              $0.30            $0.34
Expense ratio ...............................................          2.21%            1.90%**            2.96%            2.64%**


NATIONAL INTERMEDIATE MUNICIPAL FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Class A                           Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended      Period Ended        Year Ended    Period Ended
                                                                   December 31,     December 31,       December 31,    December 31,
                                                                      1996            1995(a)             1996            1995(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................        $10.43           $10.00             $10.42           $10.00
                                                                     ------           ------             ------           ------
Net investment income .......................................          0.48             0.40               0.40             0.34
Net gain on investments
   (both realized and unrealized) ...........................         (0.06)            0.46              (0.06)            0.45
                                                                     ------           ------             ------           ------
   Total from investment operations .........................          0.42             0.86               0.34             0.79
                                                                     ------           ------             ------           ------
Dividends from net investment income ........................         (0.48)           (0.40)             (0.41)           (0.34)
Distributions from net realized gain on investments .........         (0.02)           (0.03)             (0.02)           (0.03)
                                                                     ------           ------             ------           ------
   Total dividends and distributions ........................         (0.50)           (0.43)             (0.43)           (0.37)
                                                                     ------           ------             ------           ------
Net asset value, end of period ..............................        $10.35           $10.43             $10.33           $10.42
                                                                     ======           ======             ======           ======
Net assets, end of period (thousands) .......................          $696             $569               $702             $432
Total return* ...............................................         +4.2 %           +8.7 %             +3.4 %           +8.0 %
Ratios to average net assets:
   Expenses .................................................          0.75%            0.75%**            1.50%            1.50%**
   Net investment income ....................................          4.62%            4.63%**            3.88%            3.85%**
Portfolio turnover rate .....................................            19%              29%                19%              29%
Before applicable waiver of management fee, expenses absorbed by SBAM and  credits earned on custodian cash balances,
 net investment income per share
   and expense ratios would have been:
   Net investment income per share ..........................         $0.35            $0.32              $0.27            $0.25
   Expense ratio ...........................................           2.02%            1.71%**            2.77%            2.45%**


(a)  February 22, 1995, commencement of investment operations,  through December
     31, 1995.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

                 See accompanying notes to financial statements

92



----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)                 1996                    1995(a)
----------------------------------------------------------------------------------------------
           $10.32                   $10.00                 $10.32                   $10.00
           ------                   ------                 ------                   ------
             0.46                     0.43                   0.56                     0.52


            (0.21)                    0.43                  (0.20)                    0.42
           ------                   ------                 ------                   ------
             0.25                     0.86                   0.36                     0.94
           ------                   ------                 ------                   ------
            (0.46)                   (0.43)                 (0.56)                   (0.52)
            (0.06)                   (0.10)                 (0.06)                   (0.10)
               --                    (0.01)                    --                       --
           ------                   ------                 ------                   ------
            (0.52)                   (0.54)                 (0.62)                   (0.62)
           ------                   ------                 ------                   ------
           $10.05                   $10.32                 $10.06                   $10.32
           ======                   ======                 ======                   ======
             $422                     $273                 $9,375                   $9,552
            +2.7 %                   +8.8 %                 +3.7 %                   +9.7 %

             1.60%                    1.60%**                0.60%                    0.60%**
             4.51%                    4.92%**                5.53%                    5.92%**
              365%                     230%                   365%                     230%



            $0.31                    $0.34                  $0.41                    $0.42
             2.97%                    2.64%**                1.97%                    1.64%**






----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)                 1996                    1995(a)
----------------------------------------------------------------------------------------------
           $10.42                   $10.00                 $10.43                   $10.00
           ------                   ------                 ------                   ------
             0.40                     0.34                   0.50                     0.42

            (0.06)                    0.45                  (0.07)                    0.46
           ------                   ------                 ------                   ------
             0.34                     0.79                   0.43                     0.88
           ------                   ------                 ------                   ------
            (0.41)                   (0.34)                 (0.50)                   (0.42)
            (0.02)                   (0.03)                 (0.02)                   (0.03)
           ------                   ------                 ------                   ------
            (0.43)                   (0.37)                 (0.52)                   (0.45)
           ------                   ------                 ------                   ------
           $10.33                   $10.42                 $10.34                   $10.43
           ======                   ======                 ======                   ======
             $468                     $271                 $9,786                   $9,675
            +3.4 %                   +8.0 %                 +4.3 %                   +9.0 %

             1.50%                    1.50%**                0.50%                    0.50%**
             3.88%                    3.85%**                4.88%                    4.86%**
               19%                      29%                    19%                      29%



            $0.27                    $0.25                  $0.37                    $0.34
             2.77%                    2.46%**                1.77%                    1.46%**


Selected data per share of capital stock outstanding throughout each period:

NEW YORK MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
                                                         Class A                      Class B
----------------------------------------------------------------------------------------------------
                                                                Year Ended December 31,
----------------------------------------------------------------------------------------------------
                                                     1996        1995           1996          1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........      $10.11       $ 8.96        $10.11        $ 8.96
                                                    ------       ------        ------        ------
Net investment income.........................        0.48         0.42          0.41          0.36
Net gain (loss) on securities and futures
   (both realized and unrealized).............       (0.19)        1.14         (0.19)         1.14
                                                    ------       ------        ------        ------
   Total from investment operations...........        0.29         1.56          0.22          1.50
                                                    ------       ------        ------        ------
Dividends from net investment income..........       (0.48)       (0.41)        (0.41)        (0.35)
Distributions from net realized gain on
   securities and futures.....................          --           --            --            --
                                                    ------       ------        ------        ------
   Total dividends and distributions..........       (0.48)       (0.41)        (0.41)        (0.35)
                                                    ------       ------        ------        ------
Net asset value, end of period................      $ 9.92       $10.11        $ 9.92        $10.11
                                                    ======       ======        ======        ======
Net assets, end of period (thousands).........      $  792       $  546        $  539        $  528
Total return*.................................       +3.0 %      +17.7 %        +2.3 %       +17.0 %
Ratios to average net assets:
   Expenses...................................        0.75%        0.75%         1.50%         1.50%
   Net investment income......................        4.91%        5.12%         4.18%         4.30%
Portfolio turnover rate.......................          19%          22%           19%           22%
Before applicable waiver of management fee,
   expenses absorbed by SBAM and credits
   earned on custodian cash balances, net
   investment income per share and expense
   ratios would have been:
   Net investment income per share............      $ 0.37       $ 0.24       $  0.30        $ 0.17
   Expense ratio..............................        1.89%        2.96%         2.64%         3.74%

NEW YORK MUNICIPAL MONEY FUND

------------------------------------------------------------------------------------------------------
                                                  Class A               Class B               Class C
------------------------------------------------------------------------------------------------------
                                                           Period ended December 31, 1996(b)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........     $1.000                $1.000               $1.000
                                                   ------                ------               ------
Net investment income.........................      0.006                 0.006                0.006
Dividends from net investment income..........     (0.006)               (0.006)              (0.006)
                                                   ------                ------               ------
Net asset value, end of period................     $1.000                $1.000               $1.000
                                                   ======                ======               ======
Net assets, end of period (thousands).........     $  360                $   25               $   25
Total return*.................................      +0.6 %                +0.6 %               +0.6 %
Ratios to average net assets:
   Expenses...................................      0.38 %**              0.40 %**             0.40 %**
   Net investment income......................      3.56 %**              3.40 %**             3.40 %**
Before applicable waiver of management fee
   and credits earned on custodian cash
   balances, net investment income per share
   and expense ratios would have been:
   Net investment income per share............     $0.006                $0.006               $0.006
   Expense ratio..............................      0.39 %**              0.41 %**             0.41  %**


(a) February 1, 1993, commencement of investment operations, through December 31, 1993.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**  Annualized.

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
               Class C                                            Class O
-----------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                Year Ended December 31,                                 December 31,
-----------------------------------------------------------------------------------------------------
        1996            1995             1996             1995             1994            1993(a)
-----------------------------------------------------------------------------------------------------
       $10.11           $ 8.96           $10.11          $ 8.98           $10.44           $10.00
       ------           ------           ------          ------           ------           ------
         0.41             0.36             0.50            0.53             0.55             0.46

        (0.19)            1.14            (0.18)           1.12            (1.46)            0.46
       ------           ------           ------          ------           ------           ------
         0.22             1.50             0.32            1.65            (0.91)            0.92
       ------           ------           ------          ------           ------           ------
        (0.41)           (0.35)           (0.50)          (0.52)           (0.55)           (0.46)
           --               --               --              --               --            (0.02)
       ------           ------           ------          ------           ------           ------
        (0.41)           (0.35)           (0.50)          (0.52)           (0.55)           (0.48)
       ------           ------           ------          ------           ------           ------
       $ 9.92           $10.11           $ 9.93          $10.11           $ 8.98           $10.44
       ======           ======           ======          ======           ======           ======
       $  282           $  266           $3,193          $2,494           $3,333           $8,364
        +2.3 %          +17.0 %           +3.4 %          +18.8 %           -8.8 %           +9.4 %

         1.50%            1.50%            0.50%            0.50%            0.50%            0.50%**
         4.19%            4.38%            5.19%            5.50%            5.72%            4.99%**
           19%              22%              19%              22%              63%              24%



       $ 0.30           $ 0.18           $ 0.40           $ 0.32           $ 0.49           $ 0.40
         2.64%            3.71%            1.65%            2.71%            1.17%            1.24%**

---------------------------------------------------------------------------------------------------
                                     Class O
---------------------------------------------------------------------------------------------------
                             Year Ended December 31,
---------------------------------------------------------------------------------------------------
         1996                1995                 1994                1993                1992
---------------------------------------------------------------------------------------------------
       $  1.000            $  1.000             $  1.000            $  1.000            $  1.000
        -------            --------             --------            --------            --------
          0.032               0.037                0.027               0.023               0.031
         (0.032)             (0.037)              (0.027)             (0.023)             (0.031)
        -------            --------             --------            --------            --------
       $  1.000            $  1.000             $  1.000            $  1.000            $  1.000
        =======            ========             ========            ========            ========
       $273,734            $226,549             $269,788            $262,413            $263,685
          +3.3 %              +3.7 %               +2.7 %              +2.3 %              +3.1 %

          0.53 %              0.43 %               0.41 %              0.41 %              0.42 %
          3.25 %              3.67 %               2.63 %              2.31 %              3.07 %



       $  0.032            $  0.037                  --                  --                  --
          0.53 %              0.45 %                 --                  --                  --

Financial Highlights (concluded)

Selected data per share of capital stock outstanding throughout each period:

CASH MANAGEMENT FUND

------------------------------------------------------------------------------------------------------
                                                          Class A                      Class B
------------------------------------------------------------------------------------------------------
                                                                  Year Ended December 31,
------------------------------------------------------------------------------------------------------
                                                     1996          1995           1996          1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $1.000         $1.000         $1.000        $1.000
                                                   ------         ------         ------        ------
Net investment income..........................     0.050          0.044          0.050         0.043
Dividends from net investment income...........    (0.050)        (0.044)        (0.050)       (0.043)
                                                   ------         ------        ------         ------
Net asset value, end of period.................    $1.000         $1.000         $1.000        $1.000
                                                   ======         ======         ======        ======
Net assets, end of period (thousands)..........    $8,175         $1,756         $3,920        $2,238
Total return*..................................     +5.1 %         +4.5 %         +5.1 %        +4.4 %

Ratios to average net assets:
   Expenses...................................      0.55 %         0.55 %         0.55 %        0.55 %
   Net investment income......................      4.95 %         5.42 %         4.95 %        5.38 %
Before applicable waiver of management fee,
   expenses absorbed by SBAM and credits
   earned on custodian cash balances, net
   investment income per share and
   expense ratios would have been:
   Net investment income per share............     $0.047         $0.037         $0.047        $0.037
   Expense ratio...............................     0.82 %         1.35 %         0.82 %        1.34 %

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------
               Class C                                        Class O
-------------------------------------------------------------------------------------------------
                                        Year Ended December 31,
-------------------------------------------------------------------------------------------------
         1996         1995          1996         1995          1994          1993         1992
-------------------------------------------------------------------------------------------------
        $1.000       $1.000        $1.000       $1.000        $1.000       $ 1.000       $1.000
        ------       ------       -------       ------       -------       -------      -------
         0.050        0.043         0.050        0.055         0.038         0.027        0.033
        (0.050)      (0.043)       (0.050)      (0.055)       (0.038)       (0.027)      (0.033)
        ------       ------       -------       ------       -------       -------      -------
        $1.000       $1.000        $1.000       $1.000        $1.000       $ 1.000       $1.000
        ======       ======       =======       ======       =======       =======      =======
        $  435       $  183       $14,225       $6,684       $19,127       $15,049      $11,613
        +5.1  %      +4.4  %       +5.1  %      +5.6  %       +3.9  %       +2.7  %      +3.4  %

         0.55 %       0.55 %        0.55 %       0.55 %        0.61 %        0.65 %       0.65 %
         4.95 %       5.40 %        4.95 %       5.46 %        3.79 %        2.68 %       3.41 %



        $0.047       $0.036       $ 0.047       $0.047       $ 0.036       $ 0.025      $0.030
         0.82 %       1.34 %        0.82 %       1.34 %        0.81 %        0.85 %      0.85 %

Report of Independent Accountants

To the Boards of Directors and Shareholders of Salomon Brothers Cash Management Fund
Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers New York Municipal Bond Fund
Salomon Brothers National Intermediate Municipal Fund
Salomon Brothers U.S. Government Income Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund
Salomon Brothers Total Return Fund
Salomon Brothers Asia Growth Fund
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund (nine of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc (hereafter referred to as the "Funds") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE, LLP
New York, New York
February 18, 1997

                      [This page intentionally left blank]

                      [This page intentionally left blank]

The Salomon Brothers Investment Series

INVESTMENT MANAGER                                         Officers
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York , New York 10048                               MICHAEL S. HYLAND
DISTRIBUTOR                                                       Chairman and President
     Salomon Brothers Inc                                    JAMES E. CRAIGE**
     7 World Trade Center                                         Executive Vice President
     New York , New York 10048                               RICHARD E. DAHLBERG
CUSTODIAN                                                         Executive Vice President
     Investors Bank & Trust Company                          THOMAS K. FLANAGAN**
     89 South Street                                              Executive Vice President
     Boston, Massachusetts 02111                             GIAMPAOLO G. GUARNIERI**
DIVIDEND DISBURSING AND TRANSFER AGENT                            Executive Vice President
     First Data Investor Services Group, Inc.                STEVEN GUTERMAN**
     53 State Street                                              Executive Vice President
     Boston, Massachusetts 02109-2873                        ROSS S. MARGOLIES***
LEGAL COUNSEL                                                     Executive Vice President
     Simpson Thacher & Bartlett                              MAUREEN O'CALLAGHAN**
     425 Lexington Avenue                                         Executive Vice President
     New York, New York 10017                                BETH SEMMEL**
INDEPENDENT ACCOUNTANTS                                           Executive Vice President
     Price Waterhouse LLP                                    ALLAN R. WHITE, III*,***
     1177 Avenue of the Americas                                  Executive Vice President
     New York, New York 10036                                MARYBETH WHYTE**
Directors                                                         Executive Vice President
CHARLES F. BARBER                                            PETER J. WILBY**
     Consultant; formerly Chairman, ASARCO Incorporated           Executive Vice President
ANDREW L. BREECH*,***                                        LAWRENCE H. KAPLAN
     President, Dealer Operating Control Service Inc.             Executive Vice President
THOMAS W. BROCK*,***                                              and General Counsel
     Chairman and Chief Executive Officer,                   ELIZA LAU**
     Salomon Brothers Asset Management Inc;                       Vice President
     Managing Director, Salomon Brothers Inc                 PAMELA MILUNOVICH*
CAROL L. COLMAN                                                   Vice President
     President, Colman Consulting Co., Inc.                  NANCY A. NOYES**
DANIEL P. CRONIN**                                                Vice President
     Vice President-General Counsel,                         ALAN M. MANDEL
     Pfizer International Inc.                                    Treasurer
WILLIAM R. DILL*,***                                         JENNIFER G. MUZZEY
     President, Boston Architectural Center;                      Secretary
     formerly President, Anna Maria College                  JANET S. TOLCHIN
MICHAEL S. HYLAND                                                 Assistant Treasurer
     Chairman and President; President, Salomon Brothers     REJI PAUL
     Asset Management Inc; Managing Director,                     Assistant Treasurer
     Salomon Brothers Inc                                    NOEL B. DAUGHERTY
CLIFFORD M. KIRTLAND, JR.*,***                                    Assistant Secretary
     Formerly Chairman,
     Cox Communications, Inc.
ROBERT W. LAWLESS*,***
     President and Chief Executive Officer,
     University of Tulsa; formerly, President and Chief
     Executive Officer, Texas Tech University
LOUIS P. MATTIS*,***
     Formerly Chairman and President;
     Sterling Winthrop Inc.
THOMAS F. SCHLAFLY*,***
     Of counsel to Peper, Martin, Jensen, Maichel & Hetlage
    (law firm); President, The Saint Louis Brewery, Inc.

---------------------------------------
  *Only on the Salomon Brothers Investors Fund Inc
 **Only on the Salomon Brothers Series Funds Inc
***Only on the Salomon Brothers Capital Fund Inc

----------------------------------------------------------
                        SALOMON BROTHERS ASSET MANAGEMENT
                        --------------------------------------------------------

                     SEVEN WORLD TRADE CENTER NEW YORK, NEW YORK 10048


                               [RECYCLED SYMBOL]

                            PRINTED ON RECYCLED PAPER










                      STATEMENT OF DIFFERENCES

The section symbol shall be expressed as ...................  'SS'
The dagger symbol shall be expressed as.....................   'D'
The double dagger symbol shall be expressed as..............  'DD'

SALOMON BROTHERS
INSTITUTIONAL
MONEY MARKET FUND


ANNUAL REPORT

DECEMBER 31, 1996

[LOGO]


------------------------------------
   SALOMON BROTHERS ASSET MANAGEMENT
   --------------------------------------

Salomon Brothers Asset Management Inc
c/o Investors Bank & Trust Company
P.O. Box 1537
Boston, Massachusetts 02205-1537

                           Salomon Brothers
                           Institutional Money Market Fund

February 18, 1997

To Our Shareholders:

WE ARE PLEASED to provide this annual report of the Salomon Brothers Institutional Money Market Fund which includes market commentary and financial statements of the Fund for the year ended December 31, 1996.

PERFORMANCE

THE SALOMON BROTHERS Institutional Money Market Fund's annualized yield for the seven days ended December 31, 1996 was 5.40%. For the same time period, shareholders reinvesting their dividends earned a compounded effective annualized yield of 5.54%.

ECONOMIC AND MARKET REVIEW

IT WAS A DIFFICULT year for the U.S. fixed income market, but money market securities outperformed longer duration fixed income instruments, due to their lower overall risk and shorter maturities. Forecasts for an economic downturn and extensive Fed easing failed to materialize and long-maturity securities posted negative returns for most of the year. At the beginning of the year, investors anticipated that softness in the U.S. economy would lead to a series of rate cuts by the Federal Reserve. While the Fed eased monetary policy by 25 basis points in January 1996, further cuts were not forthcoming. In fact, Fed Chairman Alan Greenspan's optimistic Humphrey-Hawkins testimony in February 1996 forced a major realignment of Fed easing expectations. Any remaining expectations vanished in March after non-farm payrolls posted their largest one-month gain in 12 1/2 years. Yields continued to rise across the maturity spectrum after subsequent employment reports also showed greater-than-expected strength.

SIGNS OF SLOWER economic growth emerged during the third quarter, sparking a spirited market rally and a flattening of the short-term yield curve. The market's surge persisted through early December before sizable corporate issuance and firming enconomic data triggered a sharp sell-off to close the year. A warning from Fed Chairman Alan Greenspan regarding 'irrational exuberance' in the U.S. equity market also tempered investors' expectations for monetary easing in 1997.

OUTLOOK

THE FUND REMAINS relatively neutral on a duration basis, as economic growth appears to be rebounding from the depressed rate of the third-quarter of 1996. Corporate issuance also appears to be on the rise, but investors are optimistic that a balanced budget agreement will be reached this year in Washington. At present, monetary policy appears to be on hold, though continued strength in the labor market may prompt the Fed to tighten credit as soon as the second quarter of 1997.

ALL OF US at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future. Please call us with any questions or to receive a prospectus containing more complete information regarding the Fund at 212-783-7407. To receive assistance regarding your personal account, please call Investors Bank & Trust at 1-800-347-6028.

                                         Cordially,
                                         MICHAEL S. HYLAND



                                         MICHAEL S. HYLAND
                                         Chairman and President

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
------------------------------------------------
Portfolio of Investments
December 31, 1996

                                                                          YIELD TO
                                                                          MATURITY
PRINCIPAL                                                                ON DATE OF     MATURITY       VALUE
  AMOUNT     DESCRIPTION                                                  PURCHASE*       DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT -- 16.3%
             BANKS -- 16.3%

$6,000,000   Bank Austria.............................................      5.380%      01/21/97    $  6,000,033

 2,500,000   Barclay's Bank...........................................      5.550       01/06/97       2,500,000

 5,000,000   Deutsche Bank............................................      5.570       12/10/97       4,998,644

 5,000,000   Mellon Bank N.A..........................................      5.750       02/18/97       5,000,630

 2,500,000   Rabobank.................................................      5.530       02/10/97       2,500,000

 5,000,000   Societe Generale.........................................      5.450       02/10/97       5,000,138
                                                                                                    ------------

             TOTAL CERTIFICATES OF DEPOSIT (COST $25,999,445).........                                25,999,445
                                                                                                    ------------

             COMMERCIAL PAPER -- 68.2%

             AEROSPACE & DEFENSE -- 4.5%

 6,000,000   AlliedSignal.............................................      5.600       01/27/97       5,975,733

 1,200,000   Lockheed Martin..........................................      5.720       01/30/97       1,194,471
                                                                                                    ------------
                                                                                                       7,170,204
                                                                                                    ------------

             BANKS -- 6.8%

 6,000,000   ANZ Delaware.............................................      5.280       05/12/97       5,884,720

 5,000,000   BBL North America........................................      5.340       01/07/97       4,995,550
                                                                                                    ------------
                                                                                                      10,880,270
                                                                                                    ------------

             BEVERAGES -- 5.3%

 8,500,000   Seagram (Joseph E.) & Sons...............................      5.700       01/08/97       8,490,579
                                                                                                    ------------

             CHEMICALS -- 3.8%

 5,000,000   Air Products & Chemicals.................................      5.320       01/17/97       4,988,178

 1,000,000   Praxair..................................................      5.510       02/28/97         991,123
                                                                                                    ------------
                                                                                                       5,979,301
                                                                                                    ------------

             EDUCATION -- 3.8%

 6,000,000   Regents of the University of California..................      5.330       01/17/97       5,985,787
                                                                                                    ------------

             FINANCIAL SERVICES -- 11.1%

 4,000,000   BIL North America........................................      5.320       01/31/97       3,982,266

 7,500,000   General Electric Capital.................................      5.340       06/23/97       7,307,538

 6,500,000   UBS Finance..............................................      5.550       01/21/97       6,479,958
                                                                                                    ------------
                                                                                                      17,769,762
                                                                                                    ------------

                                 See accompanying notes to financial statements.
                                                                          PAGE 3

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
------------------------------------------------
Portfolio of Investments
December 31, 1996

                                                                          YIELD TO
                                                                         MATURITY ON
PRINCIPAL                                                                  DATE OF      MATURITY       VALUE
  AMOUNT     DESCRIPTION                                                  PURCHASE*       DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- 68.2% (CONTINUED)
             HEAVY MACHINERY -- 1.5%

$2,400,000   Cooperative Association of Tractor Dealers...............      5.400%      02/04/97    $  2,387,760
                                                                                                    ------------

             INSURANCE -- 5.3%

 2,000,000   Great West Life & Annuity................................      5.530       01/06/97       1,998,464

 2,500,000   Safeco Credit............................................      5.320       01/06/97       2,498,153

 2,000,000   Transamerica Finance.....................................      5.420       03/03/97       1,981,632

 2,000,000   Transamerica Finance.....................................      5.430       03/31/97       1,973,152
                                                                                                    ------------
                                                                                                       8,451,401
                                                                                                    ------------

             LODGING -- 0.6%

 1,000,000   Hilton Hotels............................................      5.700       01/31/97         995,250
                                                                                                    ------------

             MEDICAL SUPPLIES -- 1.9%

 3,000,000   Abbott Laboratories......................................      5.250       01/16/97       2,993,437
                                                                                                    ------------

             MUNICIPAL -- 0.9%

 1,500,000   Methodist Hospital (Houston, Texas)......................      5.450       04/01/97       1,500,000
                                                                                                    ------------

             OIL COMPANIES -- 1.3%

 1,000,000   Occidental Petroleum.....................................      5.700       02/14/97         993,033

 1,031,000   Vastar Resources.........................................      5.800       01/17/97       1,028,343
                                                                                                    ------------
                                                                                                       2,021,376
                                                                                                    ------------

             RETAILERS -- 3.1%

 5,000,000   Southland................................................      5.340       01/27/97       4,980,717
                                                                                                    ------------

             SECURITIES BROKERS -- 9.3%

 3,500,000   BT Securities............................................      5.570       01/10/97       3,495,127

 3,500,000   Goldman Sachs Group......................................      5.650       01/06/97       3,497,255

 3,000,000   Goldman Sachs Group......................................      5.350       05/21/97       2,937,583

 5,000,000   Morgan Stanley Group.....................................      5.320       01/23/97       4,983,745
                                                                                                    ------------
                                                                                                      14,913,710
                                                                                                    ------------

             TECHNOLOGY -- 1.2%

 1,900,000   Hitachi Credit America...................................      5.400       01/15/97       1,896,010
                                                                                                    ------------

             TRANSPORTATION -- 2.5%

 4,000,000   Daimler-Benz NA..........................................      5.320       01/13/97       3,992,907
                                                                                                    ------------

                                 See accompanying notes to financial statements.
PAGE 4

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

                                                                          YIELD TO
                                                                         MATURITY ON
PRINCIPAL                                                                  DATE OF      MATURITY       VALUE
  AMOUNT     DESCRIPTION                                                  PURCHASE*       DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- 68.2% (CONTINUED)

             UTILITIES-TELEPHONE -- 5.3%

$2,500,000   BellSouth Capital........................................      5.420%      01/21/97    $  2,492,468

 6,000,000   US West Communications...................................      5.320       01/17/97       5,985,814
                                                                                                    ------------
                                                                                                       8,478,282
                                                                                                    ------------

             TOTAL COMMERCIAL PAPER (COST $108,886,753)...............                               108,886,753
                                                                                                    ------------
             ASSET-BACKED SECURITIES -- 5.1%

             FINANCIAL SERVICES -- 5.1%

 3,089,226   Capita Equipment Receivables Trust.......................      5.600       10/15/97       3,089,226

 5,000,000   Olympic Auto Receivables Trust...........................      5.430       12/15/97       5,000,000
                                                                                                    ------------

             TOTAL ASSET-BACKED SECURITIES (COST $8,089,226)..........                                 8,089,226
                                                                                                    ------------
             FLOATING RATE NOTES -- 8.3%

             CALIFORNIA -- 1.6%

 2,600,000   Pasadena, California Certificates of Participation VR....      5.800       01/07/97       2,600,000
                                                                                                    ------------

             ILLINOIS -- 1.1%

 1,800,000   Illinois Student Assistance Commission VR................      5.850       01/01/97       1,800,000
                                                                                                    ------------

             NEW YORK -- 0.6%

   400,000   New York City, New York
               Industrial Development Agency VR.......................      6.000       01/01/97         400,000

   600,000   New York City, New York
               Industrial Development Agency VR.......................      6.000       01/01/97         600,000
                                                                                                    ------------
                                                                                                       1,000,000
                                                                                                    ------------

             NORTH CAROLINA -- 3.7%

 2,900,000   Community Health Systems VR..............................      5.900       01/01/97       2,900,000

 3,015,000   Greensboro, North Carolina GO VR.........................      5.950       01/01/97       3,015,000
                                                                                                    ------------
                                                                                                       5,915,000
                                                                                                    ------------

             TEXAS -- 1.3%

 1,970,000   Texas State GO VR........................................      5.880       01/01/97       1,970,000
                                                                                                    ------------

             TOTAL FLOATING RATE NOTES (COST $13,285,000).............                                13,285,000
                                                                                                    ------------

             TOTAL INVESTMENTS -- 97.9% (COST $156,260,424)...........                               156,260,424

                                 See accompanying notes to financial statements.
                                                                          PAGE 5

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
------------------------------------------------
Portfolio of Investments
December 31, 1996

                                                                          YIELD TO
                                                                         MATURITY ON
PRINCIPAL                                                                  DATE OF      MATURITY       VALUE
  AMOUNT     DESCRIPTION                                                  PURCHASE*       DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT -- 2.0%

$3,162,000   Repurchase Agreement dated 12/31/96, with UBS Securities,
               collateralized by $2,523,000 U.S. Treasury Bonds,
               8.875%, due 02/15/19, valued at $3,226,286; proceeds:
               $3,163,142 (cost $3,162,000)...........................      6.500%      01/02/97    $  3,162,000

             Other assets in excess of liabilities -- 0.1%............                                   228,354
                                                                                                    ------------
             NET ASSETS -- 100.0%.....................................                              $159,650,778
                                                                                                    ------------
                                                                                                    ------------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviation used in this statement:
GO -- General Obligation

                                 See accompanying notes to financial statements.
PAGE 6

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
---------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1996

ASSETS
Investment, at value (cost $156,260,424)......................................................   $156,260,424
Repurchase Agreement, at value (cost $3,162,000)..............................................      3,162,000
Cash..........................................................................................            348
Receivable from investment manager............................................................         23,847
Interest receivable...........................................................................        418,133
Other assets..................................................................................            643
                                                                                                 ------------
        Total assets..........................................................................    159,865,395
                                                                                                 ------------
LIABILITIES
Dividend payable..............................................................................         85,811
Payable for Fund shares repurchased...........................................................         50,649
Accrued expenses..............................................................................         78,157
                                                                                                 ------------
        Total liabilities.....................................................................        214,617
                                                                                                 ------------
NET ASSETS (equivalent to $1.00 per share on 159,650,135 shares of $.001 par value capital
  stock outstanding)..........................................................................   $159,650,778
                                                                                                 ------------
                                                                                                 ------------

------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1996

INCOME
    Interest.....................................................................................    $3,571,519
EXPENSES
    Management fee..................................................................   $  126,986
    Custody, shareholder services and administration fees...........................       89,750
    Legal...........................................................................       20,001
    Audit and tax return preparation fees...........................................       20,000
    Registration and filing fees....................................................       20,000
    Printing........................................................................       15,001
    Directors' fees and expenses....................................................        2,767
    Other...........................................................................        6,941
                                                                                       ----------
                                                                                          301,446
    Management fee waived and expenses absorbed by investment manager...............     (150,833)
    Credits earned on cash balances and fees waived by custodian....................      (20,267)      130,346
                                                                                       ----------    ----------
    Net investment income........................................................................     3,441,173
NET REALIZED GAIN ON SECURITIES SOLD.............................................................           554
                                                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................................    $3,441,727
                                                                                                     ----------
                                                                                                     ----------

                See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
------------------------------------------------------------------
Statement of Changes in  Net Assets

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------
                                                                                     1996(a)           1995
---------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.......................................................   $  3,441,173     $   744,110
    Net realized gain on securities sold........................................            554           6,443
                                                                                   ------------     -----------
    Net increase in net assets from operations..................................      3,441,727         750,553
                                                                                   ------------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income........................................     (3,441,173)       (744,110)
    Distributions from net realized gains.......................................             --            (959)
                                                                                   ------------     -----------
                                                                                     (3,441,173)       (745,069)
CAPITAL SHARE TRANSACTIONS
    Proceeds from sales of shares...............................................    267,128,203      79,773,668
    Net asset value of shares issued in reinvestment of dividends...............      2,994,052         555,617
    Payment for redemption of shares............................................   (121,897,499)    (96,624,438)
                                                                                   ------------     -----------
    Net increase (decrease) in net assets derived from share transactions.......    148,224,756     (16,295,153)
                                                                                   ------------     -----------
    Contribution from investment manager........................................             --          48,447
                                                                                   ------------     -----------
    Net increase (decrease) in net assets.......................................    148,225,310     (16,241,222)
NET ASSETS
    Beginning of year...........................................................     11,425,468      27,666,690
                                                                                   ------------     -----------
    End of year.................................................................   $159,650,778     $11,425,468
                                                                                   ------------     -----------
                                                                                   ------------     -----------

-------------------------------------------
Financial Highlights
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                             YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------
                                                               1996(a)      1995       1994       1993       1992
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $  1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               --------    -------    -------    -------    -------
Net investment income.......................................      0.050*     0.049*     0.036      0.028      0.034
Dividends from net investment income........................     (0.050)    (0.049)    (0.036)    (0.028)    (0.034)
                                                               --------    -------    -------    -------    -------
Net asset value, end of year................................   $  1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               --------    -------    -------    -------    -------
                                                               --------    -------    -------    -------    -------
Net assets, end of year (thousands).........................   $159,651    $11,425    $27,667    $34,120    $50,554
Total investment return.....................................      +5.1%      +5.0%      +3.6%      +2.9%      +3.4%
Ratios to average net assets:
    Expenses................................................      0.20%*     0.65%*     0.45%      0.35%      0.44%
    Net investment income...................................      5.29%      4.89%      3.53%      2.83%      3.42%

* Net investment income per share would have been $.048 and $.049 and the expense ratios to average net assets would have been .46% and .70%, respectively, for the years ended December 31, 1996 and 1995, before applicable waiver of management fee, expenses absorbed by the investment manager and credits earned from and fees waived by the custodian.

(a) The Fund changed its name and objective on April 29, 1996. See Note 1.

                See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
---------------------------------------------------------
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Series Funds Inc (the 'Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of ten portfolios. Only information with respect to Salomon Brothers Institutional Money Market Fund (the 'Fund') is included in this report. The other portfolios of the Company are reported in a separate report and are not included herein. The Fund changed its name from Salomon Brothers U.S. Treasury Securities Money Market Fund to its current name on April 29, 1996. Prior to April 29, 1996, the Fund's objective was to seek a high level of current income by investing only in short-term United States government and government agency securities. The Fund's current objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

Following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (A) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

          (B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
---------------------------------------------------------
Notes to Financial Statements

          (D) EXPENSES. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period the expense was incurred.

          (E) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

2. Management Fee and Other Agreements

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. SBAM furnishes the Company with office space and certain services and facilities required for conducting the business of the Company and pays the compensation of its officers. The management fee for these services is payable monthly and is based on an annual rate of .20% of the Fund's average daily net assets. Prior to April 29, 1996, the management fee was based on an annual rate of .10% of the Fund's average daily net assets.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to .18% of the Fund's average daily net assets for a period from April 29, 1996 through April 29, 1997, and to no more than .25% thereafter. For the year ended December 31, 1996, SBAM voluntarily waived management fees of $126,986 and voluntarily absorbed $23,847 of expenses.

Investors Bank & Trust Company ('IBT') serves as custodian, administrator and shareholder servicing agent for the Fund, which includes performing custodial and certain administrative services in connection with the operation of the Fund. IBT agreed to waive a portion of its custody fees through October 31, 1996. In addition, a credit is earned on outstanding cash balances held by the custodian during each billing period. During the year ended December 31, 1996, fees of $20,000 were waived by IBT and credits of $267 were earned on outstanding cash balances of the Fund.

The Fund has an agreement with Salomon Brothers Inc, an affiliate of SBAM, to distribute its shares.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

3. Capital Stock

At December 31, 1996, the Company had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Fund had 1,000,000,000 shares authorized.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

Net assets consist of:

Par value.....................................................................................   $    159,650
Paid-in capital in excess of par..............................................................    159,490,485
Undistributed net investment income...........................................................            265
Accumulated net realized gain on investments..................................................            378
                                                                                                 ------------
Net assets....................................................................................   $159,650,778
                                                                                                 ------------
                                                                                                 ------------

4. Portfolio Activity

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings category of two nationally recognized statistical rating organizations ('NRSROs') or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

During the year ended December 31, 1996, the Fund utilized $176 of capital loss carry-forwards to offset net realized capital gains.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
----------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Institutional Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Institutional Money Market Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the 'Fund') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 18, 1997

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

----------
DIRECTORS

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

CAROL L. COLMAN
     President, Colman Consulting Co., Inc.

DANIEL P. CRONIN
     Vice President -- General Counsel,
     Pfizer International Inc.

MICHAEL S. HYLAND
     President,
     Salomon Brothers Asset Management Inc;
     Managing Director, Salomon Brothers Inc
--------
OFFICERS

MICHAEL S. HYLAND
     Chairman and President

JAMES E. CRAIGE
     Executive Vice President

RICHARD E. DAHLBERG
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

GIAMPAOLO G. GUARNIERI
     Executive Vice President

STEVEN GUTERMAN
     Executive Vice President

MAUREEN O'CALLAGHAN
     Executive Vice President

BETH SEMMEL
     Executive Vice President

MARYBETH WHYTE
     Executive Vice President

PETER J. WILBY
     Executive Vice President

LAWRENCE H. KAPLAN
     Executive Vice President
     and General Counsel

ELIZA LAU
     Vice President

NANCY A. NOYES
     Vice President

ALAN M. MANDEL
     Treasurer

JENNIFER G. MUZZEY
     Secretary

JANET S. TOLCHIN
     Assistant Treasurer

REJI PAUL
     Assistant Treasurer

NOEL B. DAUGHERTY
     Assistant Secretary

--------------------------------------------------------------------------------

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

---------------------------------------------------
SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

     7 World Trade Center
     New York, New York 10048
     1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

DISTRIBUTOR
     Salomon Brothers Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER
AGENT
     Investors Bank & Trust Company
     89 South Street
     Boston, Massachusetts 02111

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036
---------------------------------------------------
THE SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES*

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND
FUND

The High Yield Bond Fund's investment objective is to maximize total returns. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services and which generally entail increased credit and market risks.

SALOMON BROTHERS INSTITUTIONAL
EMERGING MARKETS DEBT FUND

The Emerging Market Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers.

SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH
FUND

The Asia Growth Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its assets in equity and equity-related securities of 'Asian
Companies' (as defined in the prospectus).

--------------------------------------------------------------------------------
* For more complete information about the Salomon Brothers Institutional Investment Series, you may obtain a Prospectus by calling 1-800-SALOMON (1-800-725-6666).

 This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.